UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05878
                                                     ---------

                        FRANKLIN VALUE INVESTORS TRUST
                        ------------------------------
               (Exact name of registrant as specified in charter)

          ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -----------------------------------------------
            (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 4/30/10
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.



APRIL 30, 2010

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin All Cap
Value Fund

Franklin Balance Sheet
Investment Fund

Franklin Large Cap
Value Fund

Franklin MicroCap
Value Fund

Franklin MidCap
Value Fund

Franklin Small Cap
Value Fund

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

                                   (GRAPHIC)

                                                                           VALUE

                                    FRANKLIN
                              VALUE INVESTORS TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER .......................................................     1
SEMIANNUAL REPORT
Economic and Market Overview .............................................     3
Franklin All Cap Value Fund ..............................................     5
Franklin Balance Sheet Investment Fund ...................................    13
Franklin Large Cap Value Fund ............................................    21
Franklin MicroCap Value Fund .............................................    29
Franklin MidCap Value Fund ...............................................    36
Franklin Small Cap Value Fund ............................................    44
Financial Highlights and Statements of Investments .......................    52
Financial Statements .....................................................   108
Notes to Financial Statements ............................................   117
Shareholder Information ..................................................   126

Shareholder Letter

Dear Shareholder:

During the six-month period ended April 30, 2010, the U.S. economy showed signs of an increasingly broad-based expansion while interest rates remained near all-time lows and inflation was muted. Although corporate and global economic data underscored some weak spots amid short-term improvements, most U.S. companies beat consensus earnings estimates during fourth quarter 2009 and first quarter 2010, aided by government incentives and a wave of restructuring and cost-cutting initiatives. U.S. equity markets enjoyed an unusually strong nine-month rally until first quarter 2010, when volatility returned as investors began to heed signs of overvaluation. In addition, concerns about some European countries' creditworthiness contributed to significant market uncertainty. Investors also questioned the global recovery's sustainability as some government stimulus measures began to wind down. During the reporting period, U.S. Treasury yields rose and fell in response to wavering investor sentiment. The yield curve reached historically steep levels during the first quarter of 2010 and flattened only slightly by period-end.

We believe it is important to put short-term market developments in perspective. Keep in mind we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains we believe may be well positioned to increase in value. Although conditions remain challenging, our experience gives us reason to be optimistic about the potential for future market stabilization and economic recovery.

Franklin Value Investors Trust is organized into six portfolios, each managed in the same value spirit but with a different focus. While the Funds generally have distinct investment approaches, our fundamental operating principles remain the same: prudent investment selection and constant professional management. You can be confident that the Funds' managers will remain

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1
committed to their commonsense value investment philosophy in any economic or financial market environment. We believe our value Funds provide shareholders with attractively valued portfolios of well-managed, financially sound companies that possess the potential for solid earnings growth and, with patience, capital appreciation over the long term.

Franklin Value Investors Trust's semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, the portfolio managers discuss Fund performance and you will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, and find helpful financial planning tools. We hope you will take advantage of these online services.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ William J. Lippman

William J. Lippman
President
Franklin Value Investors Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      2 | Not part of the semiannual report

Semiannual Report

Economic and Market Overview

The U.S. economy showed signs of broad-based improvement during the six-month reporting period. Domestic manufacturing and exports posted gains, consumer spending and confidence rebounded from recessionary lows, and the services sector expanded for the first time in more than two years. However, challenges remained as mixed economic reports, elevated debt concerns surrounding the U.S. budget deficit and lack of job prospects for the unemployed hindered the economy's advance. Fourth quarter 2009 and first quarter 2010 corporate profit growth largely surpassed consensus estimates, which allowed businesses to begin restocking inventories that were depleted during the recession. Prices for new and previously occupied homes rose in most regions due to lower interest rates, a first-time home-buyer tax credit program, and prices dipping to levels that lured bargain hunters. Unfortunately, the housing sector overall remained weak as the pace of home sales and housing starts failed to gain traction.

The U.S. economy expanded at its fastest pace in six years during 2009's fourth quarter, led by large inventory adjustments, government spending, a revival of business investment and rising exports. U.S. economic output as measured by gross domestic product grew at an annualized rate of 5.6% in the fourth quarter, followed by an estimated annualized 3.0% advance in 2010's first quarter.(1) As renewed signs of a demand-led recovery emerged, oil prices rose from $77 per barrel at the end of October 2009 to $86 at period-end. The April 2010 inflation rate was an annualized 2.2%.(2) Core inflation, which excludes food and energy costs, rose at a 0.9% annualized rate(2) and was below the Federal Reserve Board's (Fed's) informal target range of 1.5% to 2.0%.

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee (FOMC) announced it intended to hold the federal funds target rate in the 0% to 0.25% range "for an extended period" as it laid the groundwork for an eventual tightening of monetary policy. As the economy improved, the Fed began withdrawing more of the extraordinary support policies it had provided in response to the 2008 financial crisis. Late in the reporting period, the labor market improved somewhat as the economy began to add jobs, and the unemployment rate dropped from a 26-year high of 10.1% in October 2009 to 9.9% in April.(2)

(1.) Source: Bureau of Economic Analysis.

(2.) Source: Bureau of Labor Statistics.


                              Semiannual Report | 3

As investor confidence improved amid encouraging economic data, equity markets generally rallied, though the advance was uneven. On April 12, 2010, the Dow Jones Industrial Average (the Dow) closed above 11,000, a level it had not reached in nearly 19 months. The rally was driven in part by investor optimism about corporate profits, a recovering economy and the announcement of a debt relief plan for the ailing Greek government. This achievement was largely symbolic, however, and volatile trading activity soon resumed. The market plunged after independent credit rating agency Standard & Poor's(R) slashed its credit ratings for Spain, Greece and Portugal but rebounded after the FOMC announced it would keep interest rates stable and many companies released upbeat earnings reports.

For the six months under review, the blue chip stocks of the Dow rose +14.87% total return, while the broader Standard & Poor's 500 Index (S&P 500(R)) was up 15.66% and the technology-heavy NASDAQ Composite Index increased 20.91%.(3) All major industry groups posted gains for the period, with the strongest returns from the cyclical consumer discretionary, industrials and materials sectors.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(3.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Dow is a price-weighted based on the average market price of 30 blue-chip stocks that are generally industry leaders. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The NASDAQ Composite Index is a broad-based market capitalization-weighted index designed to measure all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market.


                              4 | Semiannual Report

Franklin All Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin All Cap Value Fund seeks long-term total return by primarily investing in equity securities of companies of any size that we believe are undervalued at the time of purchase and have the potential for capital appreciation.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin All Cap Value Fund's semiannual report for the period ended April 30, 2010.

PERFORMANCE OVERVIEW

Franklin All Cap Value Fund - Class A delivered a +22.14% cumulative total return for the six months under review. The Fund outperformed its benchmark, the Russell 3000(R) Value Index, which rose 18.79% for the same period.(1) You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

INVESTMENT STRATEGY

Our goal is to invest in equity securities of companies of any size that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature, or that appear to be inexpensive measured by factors such as price relative to earnings, book value or cash flow. In addition, the Fund may invest in companies with valuable intangibles we believe are not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 56.


                              Semiannual Report | 5

PORTFOLIO BREAKDOWN
Franklin All Cap Value Fund
Based on Total Net Assets as of 4/30/10

                                  (BAR CHART)

Capital Goods                                    18.0%
Energy                                           12.5%
Materials                                         9.9%
Health Care Equipment & Services                  5.9%
Utilities                                         5.9%
Insurance                                         5.7%
Retailing                                         5.1%
Pharmaceuticals, Biotechnology & Life Sciences    5.0%
Consumer Durables & Apparel                       3.3%
Food & Staples Retailing                          3.0%
Food, Beverage & Tobacco                          2.9%
Consumer Services                                 2.9%
Software & Services                               2.9%
Technology Hardware & Equipment                   2.2%
Other                                             5.6%
Short-Term Investments & Other Net Assets         9.2%

MANAGER'S DISCUSSION

During the period under review, contributors to Fund performance included Boots & Coots, a provider of specialized services to onshore and offshore oil and gas exploration and development companies; Griffon, a manufacturer of military communications equipment, plastic films and garage doors; and Trinity Industries, a manufacturer and lessor of railcars, barges and highway equipment. Late in the period, Boots & Coots received a takeover bid, and we sold our position by period-end. Griffon's array of business lines experienced improving trends, and the company announced higher quarterly revenues during the period. Trinity Industries reported better-than-expected results and raised its earnings guidance.

Although most holdings benefited performance during the period, J.C. Penney and American Pacific hindered results. Department store operator J.C. Penney's shares suffered from lackluster retail sales. Specialty chemicals manufacturer American Pacific fell slightly in value largely due to weak financial performance.

During the six months under review, we initiated three positions: Burger King Holdings, Johnson & Johnson, and Kaiser Aluminum. We also added to several existing positions, including Ceradyne, Ensco and Kraft Foods. We liquidated five positions, largely because we believed the companies' fundamentals had deteriorated or prices fully reflected future expected performance. In addition to Boots & Coots, we eliminated our holdings in American Pacific, Atlantic Tele-Network, D.R. Horton and Hardinge. We also reduced our holdings in Aflac, Occidental Petroleum and United Technologies, among others.


                              6 | Semiannual Report

Thank you for your continued participation in Franklin All Cap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF WILLIAM J. LIPPMAN)


/s/ William J. Lippman

William J. Lippman
President and Co-Portfolio Manager

(PHOTO OF STEVEN B. RAINERI)


/s/ Steven B. Raineri

Steven B. Raineri
Co-Portfolio Manager

Bruce C. Baughman, CPA
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin All Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Franklin All Cap Value Fund
4/30/10

COMPANY                                 % OF TOTAL
SECTOR/INDUSTRY                         NET ASSETS
---------------                         ----------
Bristow Group Inc.                         3.1%
   ENERGY
Trinity Industries Inc.                    3.0%
   CAPITAL GOODS
Kaiser Aluminum Corp.                      3.0%
   MATERIALS
Wal-Mart Stores Inc.                       3.0%
   FOOD & STAPLES RETAILING
Laboratory Corp. of America Holdings       3.0%
   HEALTH CARE EQUIPMENT & SERVICES
Kraft Foods Inc., A                        2.9%
   FOOD, BEVERAGE & TOBACCO
Burger King Holdings Inc.                  2.9%
   CONSUMER SERVICES
Becton, Dickinson and Co.                  2.9%
   HEALTH CARE EQUIPMENT & SERVICES
International Business Machines Corp.      2.9%
   SOFTWARE & SERVICES
Griffon Corp.                              2.7%
   CAPITAL GOODS


                              Semiannual Report | 7

Performance Summary as of 4/30/10

FRANKLIN ALL CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRAVX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$1.46    $8.29      $6.83
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.0461

CLASS C (SYMBOL: N/A)                       CHANGE   4/30/10   10/31/09
---------------------                       ------   -------   --------
Net Asset Value (NAV)                       +$1.47    $8.24      $6.77
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.0059

CLASS R (SYMBOL: N/A)                       CHANGE   4/30/10   10/31/09
---------------------                       ------   -------   --------
Net Asset Value (NAV)                       +$1.47    $8.29      $6.82
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.0402

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   4/30/10   10/31/09
---------------------------                 ------   -------   --------
Net Asset Value (NAV)                       +$1.46    $8.32      $6.86
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.0657


                              8 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                        6-MONTH    1-YEAR   INCEPTION (6/1/07)
-------                                        -------   -------   ------------------
Cumulative Total Return(2)                      +22.14%   +44.32%       -15.31%
Average Annual Total Return(3)                  +15.06%   +36.08%        -7.44%
Value of $10,000 Investment(4)                 $11,506   $13,608       $ 7,982
Avg. Ann. Total Return (3/31/10)(5)                       +46.63%        -8.80%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.09%
      With Waiver                       1.23%

CLASS C                                        6-MONTH    1-YEAR   INCEPTION (6/1/07)
-------                                        -------   -------   ------------------
Cumulative Total Return(2)                      +21.81%   +43.17%       -16.92%
Average Annual Total Return(3)                  +20.81%   +42.17%        -6.16%
Value of $10,000 Investment(4)                 $12,081   $14,217       $ 8,308
Avg. Ann. Total Return (3/31/10)(5)                       +53.69%        -7.47%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.77%
      With Waiver                       1.91%

CLASS R                                        6-MONTH    1-YEAR   INCEPTION (6/1/07)
-------                                        -------   -------   ------------------
Cumulative Total Return(2)                      +22.22%   +43.96%       -15.62%
Average Annual Total Return(3)                  +22.22%   +43.96%        -5.66%
Value of $10,000 Investment(4)                 $12,222   $14,396       $ 8,438
Avg. Ann. Total Return (3/31/10)(5)                       +55.58%        -7.00%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.29%
      With Waiver                       1.43%

ADVISOR CLASS                                  6-MONTH    1-YEAR   INCEPTION (6/1/07)
-------------                                  -------   -------   ------------------
Cumulative Total Return(2)                      +22.36%   +44.73%       -14.45%
Average Annual Total Return(3)                  +22.36%   +44.73%        -5.21%
Value of $10,000 Investment(4)                 $12,236   $14,473       $ 8,555
Avg. Ann. Total Return (3/31/10)(5)                       +56.40%        -6.54%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.79%
      With Waiver                       0.93%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR ASSUME CERTAIN EXPENSES SO THAT COMMON EXPENSES (EXCLUDING RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.90% (OTHER THAN CERTAIN NONROUTINE EXPENSES), UNTIL 2/28/11.


                              Semiannual Report | 9

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. WHILE SMALLER AND MIDSIZE COMPANIES MAY OFFER SUBSTANTIAL OPPORTUNITIES FOR CAPITAL GROWTH, THEY ALSO INVOLVE HEIGHTENED RISKS AND SHOULD BE CONSIDERED SPECULATIVE. HISTORICALLY, SMALLER AND MIDSIZE COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH MAY INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             10 | Semiannual Report

Your Fund's Expenses

FRANKLIN ALL CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/09      VALUE 4/30/10   PERIOD* 11/1/09-4/30/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,221.40              $ 6.61
Hypothetical (5% return before expenses)         $1,000           $1,018.84              $ 6.01
CLASS C
Actual                                           $1,000           $1,218.10              $10.17
Hypothetical (5% return before expenses)         $1,000           $1,015.62              $ 9.25
CLASS R
Actual                                           $1,000           $1,222.20              $ 7.71
Hypothetical (5% return before expenses)         $1,000           $1,017.85              $ 7.00
ADVISOR CLASS
Actual                                           $1,000           $1,223.60              $ 4.96
Hypothetical (5% return before expenses)         $1,000           $1,020.33              $ 4.51

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.20%; C: 1.85%; R:
     1.40%; and Advisor: 0.90%), by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             12 | Semiannual Report

Franklin Balance Sheet Investment Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Balance Sheet Investment Fund seeks high total return, of which capital appreciation and income are components, by investing most of its assets in equity securities of companies of any size that we believe are undervalued in the marketplace at the time of purchase but that have the potential for capital appreciation.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin Balance Sheet Investment Fund's semiannual report for the period ended April 30, 2010.

PERFORMANCE OVERVIEW

Franklin Balance Sheet Investment Fund - Class A reported a +25.23% cumulative total return for the six months under review. The Fund outperformed its benchmark, the Russell 3000 Value Index, which rose 18.79% for the same period.(1) Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 16.

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value when we have reasonable confidence that book value will increase over several years. Book value per share is a given company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. We generally define "low price-to-book value" as the lower two deciles (20%) of our investible universe, which we derive from a proprietary database for screening purposes. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 63.


                             Semiannual Report | 13

PORTFOLIO BREAKDOWN
Franklin Balance Sheet Investment Fund
Based on Total Net Assets as of 4/30/10

                                  (BAR CHART)

Capital Goods                                    12.8%
Materials                                        11.7%
Utilities                                        11.4%
Life & Health Insurance                           9.1%
Energy                                            7.9%
Property & Casualty Insurance                     7.7%
Multi-Line Insurance                              7.0%
Consumer Durables & Apparel                       5.8%
Food, Beverage & Tobacco                          4.5%
Transportation                                    4.1%
Retailing                                         3.8%
Pharmaceuticals, Biotechnology & Life Sciences    2.6%
Reinsurance                                       2.2%
Other                                             5.3%
Short-Term Investments & Other Net Assets         4.1%

MANAGER'S DISCUSSION

On April 30, 2010, the Fund's total net assets were $2.5 billion, with short-term investments and other net assets making up 4.1%, compared with total net assets of $2.3 billion and short-term investments and other net assets of 4.6% on October 31, 2009. The Fund reopened to new investors on May 1, 2008. Net shareholder redemptions were $356.9 million during the six-month period.

During the period under review, we identified two new investment opportunities: offshore drilling contractor Ensco and offshore energy services company Tidewater. We also added significantly to existing positions Kaiser Aluminum, Callaway Golf and Chubb and made smaller additions to six other holdings. These companies have little in common apart from satisfying our investment criteria. In each case, we believed we were taking advantage of negative perceptions in the market to establish or increase positions that would produce positive results in future years. Cash deployed into new or existing positions totaled $60.3 million.

Portfolio sales totaled $403.3 million. Some sales were in response to deteriorating fundamentals and generated realized losses, which were more than offset by gains taken in response to price appreciation in other positions. During the period, we liquidated common stock positions in Big Lots, Burlington Northern Santa Fe, Cabot, CVB Financial, Employers Holdings, Kansas City Southern, Lennox International, MBIA, PolyOne, Saks, Standard Microsystems, Standard Pacific and Zale. We also eliminated our holding in closed-end fund Apollo Investment. We reduced several positions, with the most significant sales including Corn Products International, Entergy, Hasbro and A.O. Smith.

During the reporting period, positions that contributed most positively to Fund performance included several companies in the insurance industry: American National Insurance, Prudential Financial and Old Republic International. Other contributors included Alaska Air Group (airlines), Trinity Industries (industrial products), Timken (industrial machinery), Norfolk Southern (railroads), Watson Pharmaceuticals (generic pharmaceuticals), Corn Products International (food products) and CNH Global (agricultural and construction equipment).

Although most holdings benefited performance during the period, some positions hindered results. Detractors included engineered products and systems manufacturer ESCO Technologies, specialty retailer Zale and department store operator J.C. Penney.


                             14 | Semiannual Report

Thank you for your continued participation in Franklin Balance Sheet Investment Fund. We look forward to serving your future investment needs.

(PHOTO OF BRUCE C. BAUGHMAN)


/s/ Bruce C. Baughman

Bruce C. Baughman, CPA
Lead Portfolio Manager

William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Balance Sheet Investment Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Franklin Balance Sheet Investment Fund 4/30/10

COMPANY                               % OF TOTAL
SECTOR/INDUSTRY                       NET ASSETS
---------------                       ----------
Prudential Financial Inc.                2.8%
   LIFE & HEALTH INSURANCE
Old Republic International Corp.         2.8%
   PROPERTY & CASUALTY INSURANCE
NV Energy Inc.                           2.8%
   UTILITIES
American National Insurance Co.          2.7%
   MULTI-LINE INSURANCE
Watson Pharmaceuticals Inc.              2.6%
   PHARMACEUTICALS, BIOTECHNOLOGY &
   LIFE SCIENCES
Trinity Industries Inc.                  2.4%
   CAPITAL GOODS
StanCorp Financial Group Inc.            2.2%
   LIFE & HEALTH INSURANCE
Westlake Chemical Corp.                  2.0%
   MATERIALS
Norfolk Southern Corp.                   2.0%
   TRANSPORTATION
E-L Financial Corp. Ltd. (Canada)        1.9%
   MULTI-LINE INSURANCE


                             Semiannual Report | 15

Performance Summary as of 4/30/10

FRANKLIN BALANCE SHEET INVESTMENT FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRBSX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$9.42    $48.70    $39.28
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.4254

CLASS B (SYMBOL: FBSBX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$9.57    $48.45    $38.88
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.0501

CLASS C (SYMBOL: FCBSX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$9.41    $48.11    $38.70
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.1499

CLASS R (SYMBOL: FBSRX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$9.44    $48.63    $39.19
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.3392

ADVISOR CLASS (SYMBOL: FBSAX)               CHANGE   4/30/10   10/31/09
-----------------------------               ------   -------   --------
Net Asset Value (NAV)                       +$9.53    $49.42    $39.89
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.5220


                             16 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                                 -------          -------   -------   --------
Cumulative Total Return(1)               +25.23%          +49.70%   +16.44%   +136.81%
Average Annual Total Return(2)           +18.02%          +41.11%    +1.88%     +8.36%
Value of $10,000 Investment(3)          $11,802          $14,111   $10,976   $ 22,322
Avg. Ann. Total Return (3/31/10)(4)                       +53.48%    +0.20%     +8.05%
   Total Annual Operating Expenses(5)             1.08%

CLASS B                                 6-MONTH           1-YEAR    5-YEAR   INCEPTION (3/1/01)
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(1)               +24.76%          +48.61%   +12.34%       +80.93%
Average Annual Total Return(2)           +20.76%          +44.61%    +2.03%        +6.68%
Value of $10,000 Investment(3)          $12,076          $14,461   $11,058       $18,093
Avg. Ann. Total Return (3/31/10)(4)                       +57.66%    +0.35%        +6.28%
   Total Annual Operating Expenses(5)             1.83%

CLASS C                                 6-MONTH           1-YEAR    5-YEAR   INCEPTION (3/1/01)
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(1)               +24.76%          +48.56%   +12.01%       +78.92%
Average Annual Total Return(2)           +23.76%          +47.56%    +2.30%        +6.55%
Value of $10,000 Investment(3)          $12,376          $14,756   $11,201       $17,892
Avg. Ann. Total Return (3/31/10)(4)                       +60.63%    +0.61%        +6.16%
   Total Annual Operating Expenses(5)             1.83%

CLASS R                                 6-MONTH           1-YEAR    5-YEAR   INCEPTION (1/1/02)
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(1)               +25.08%          +49.32%   +15.35%       +67.47%
Average Annual Total Return(2)           +25.08%          +49.32%    +2.90%        +6.39%
Value of $10,000 Investment(3)          $12,508          $14,932   $11,535       $16,747
Avg. Ann. Total Return (3/31/10)(4)                       +62.41%    +1.20%        +5.95%
   Total Annual Operating Expenses(5)             1.33%

ADVISOR CLASS(6)                        6-MONTH           1-YEAR    5-YEAR    10-YEAR
----------------                        -------          -------   -------   --------
Cumulative Total Return(1)               +25.40%          +50.08%   +19.55%   +145.46%
Average Annual Total Return(2)           +25.40%          +50.08%    +3.64%     +9.40%
Value of $10,000 Investment(3)          $12,540          $15,008   $11,955   $ 24,546
Avg. Ann. Total Return (3/31/10)(4)                       +63.28%    +1.93%     +9.08%
   Total Annual Operating Expenses(5)             0.83%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 17

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. WHILE SMALLER AND MIDSIZE COMPANIES MAY OFFER SUBSTANTIAL OPPORTUNITIES FOR CAPITAL GROWTH, THEY ALSO INVOLVE HEIGHTENED RISKS AND SHOULD BE CONSIDERED SPECULATIVE. HISTORICALLY, SMALLER AND MIDSIZE COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH MAY INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 1/2/01, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Effective 3/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/28/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +98.91% and +7.79%.


                             18 | Semiannual Report

Your Fund's Expenses

FRANKLIN BALANCE SHEET INVESTMENT FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 19

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/09      VALUE 4/30/10   PERIOD* 11/1/09-4/30/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,252.30              $5.53
Hypothetical (5% return before expenses)         $1,000           $1,019.89              $4.96
CLASS B
Actual                                           $1,000           $1,247.60              $9.59
Hypothetical (5% return before expenses)         $1,000           $1,016.27              $8.60
CLASS C
Actual                                           $1,000           $1,247.60              $9.70
Hypothetical (5% return before expenses)         $1,000           $1,016.17              $8.70
CLASS R
Actual                                           $1,000           $1,250.80              $6.92
Hypothetical (5% return before expenses)         $1,000           $1,018.65              $6.21
ADVISOR CLASS
Actual                                           $1,000           $1,254.00              $4.14
Hypothetical (5% return before expenses)         $1,000           $1,021.12              $3.71

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.99%; B: 1.72%; C: 1.74%; R: 1.24%; and
     Advisor: 0.74%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             20 | Semiannual Report

Franklin Large Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Large Cap Value Fund seeks long-term capital appreciation by investing at least 80% of its net assets in large-capitalization companies that we believe are undervalued. We define large-capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell 1000(R) Index.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Large Cap Value Fund covers the period ended April 30, 2010.

PERFORMANCE OVERVIEW

Franklin Large Cap Value Fund - Class A delivered a +14.58% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Russell 1000 Value Index, which rose 17.77% for the same period.(2) Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 24.

INVESTMENT STRATEGY

We seek to invest in securities of large-capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider their fair market value. Our aim is to construct a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors for reasons we believe are temporary. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental bottom-up research focusing on several criteria, such as low price relative to earnings, cash flow or book value. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

(1.) The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represents the majority of the U.S. market's total capitalization.

(2.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 72.


                             Semiannual Report | 21

PORTFOLIO BREAKDOWN
Franklin Large Cap Value Fund
Based on Total Net Assets as of 4/30/10

                                  (BAR CHART)

Capital Goods                                    17.0%
Energy                                           10.9%
Materials                                        10.1%
Insurance                                         9.8%
Pharmaceuticals, Biotechnology & Life Sciences    7.0%
Diversified Financials                            6.4%
Retailing                                         6.4%
Software & Services                               6.3%
Consumer Durables & Apparel                       5.5%
Household & Personal Products                     3.6%
Technology Hardware & Equipment                   2.5%
Utilities                                         2.2%
Other                                             8.3%
Short-Term Investments & Other Net Assets         4.0%

MANAGER'S DISCUSSION

During the period under review, several contributors to Fund performance came from the consumer discretionary sector: home improvement retailer The Home Depot, consumer goods manufacturer Fortune Brands and home-builder D.R. Horton, whose share prices rose on improving economic conditions.(3) Insurance companies MetLife and Aflac also helped performance. Other holdings that supported results were industrial conglomerate General Electric, chemicals company Dow Chemical, steel company Nucor and power management company Eaton.

Although most holdings benefited performance during the period, some positions hindered results. Detractors from performance included department store operator J.C. Penney, oil and gas exploration and production company Exxon Mobil, financial services company Morgan Stanley and offshore contract drilling services company Transocean, a new holding.

In addition to purchasing Transocean, the Fund initiated a position in bio-pharmaceutical company Gilead Sciences. We also added to our holdings in department store operator J.C. Penney, institutional financial services provider State Street, and insurers Allstate and Chubb.

During the reporting period, we liquidated two positions: Ambac Financial and Stryker. We significantly reduced our holdings in D.R. Horton and Office Depot.

(3.) The consumer discretionary sector comprises consumer durables and apparel, and retailing in the SOI.


                             22 | Semiannual Report

Thank you for your continued participation in Franklin Large Cap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF WILLIAM J. LIPPMAN)


/s/ William J. Lippman

William J. Lippman
President and Lead Portfolio Manager

Bruce C. Baughman, CPA
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Large Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Franklin Large Cap Value Fund
4/30/10

COMPANY                                 % OF TOTAL
SECTOR/INDUSTRY                         NET ASSETS
---------------                         ----------
Nucor Corp.                                3.9%
   MATERIALS
Microsoft Corp.                            3.4%
   SOFTWARE & SERVICES
Merck & Co. Inc.                           3.3%
   PHARMACEUTICALS, BIOTECHNOLOGY &
   LIFE SCIENCES
General Electric Co.                       3.1%
   CAPITAL GOODS
International Business Machines Corp.      2.9%
   SOFTWARE & SERVICES
The Home Depot Inc.                        2.7%
   RETAILING
State Street Corp.                         2.6%
   DIVERSIFIED FINANCIALS
MetLife Inc.                               2.5%
   INSURANCE
Dover Corp.                                2.5%
   CAPITAL GOODS
Hewlett-Packard Co.                        2.5%
   TECHNOLOGY HARDWARE & EQUIPMENT


                             Semiannual Report | 23

Performance Summary as of 4/30/10

FRANKLIN LARGE CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FLVAX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$1.37    $12.00    $10.63
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.1659

CLASS B (SYMBOL: FBLCX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$1.40    $11.94    $10.54
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.0840

CLASS C (SYMBOL: FLCVX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$1.39    $11.91    $10.52
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.0936

CLASS R (SYMBOL: FLCRX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$1.37    $11.92    $10.55
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.1441

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   4/30/10   10/31/09
---------------------------                 ------   -------   --------
Net Asset Value (NAV)                       +$1.36    $11.96    $10.60
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.1919


                             24 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR    5-YEAR   INCEPTION (6/1/00)
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(2)               +14.58%          +38.72%    +4.20%        +54.37%
Average Annual Total Return(3)            +7.97%          +30.68%    -0.36%         +3.86%
Value of $10,000 Investment(4)          $10,797          $13,068   $ 9,820        $14,550
Avg. Ann. Total Return (3/31/10)(5)                       +44.43%    -1.03%         +3.75%
   Total Annual Operating Expenses(6)             1.50%

CLASS B                                 6-MONTH           1-YEAR    5-YEAR   INCEPTION (6/1/00)
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(2)               +14.14%          +37.81%    +0.75%        +46.85%
Average Annual Total Return(3)           +10.14%          +33.81%    -0.19%         +3.95%
Value of $10,000 Investment(4)          $11,014          $13,381   $ 9,905        $14,685
Avg. Ann. Total Return (3/31/10)(5)                       +48.17%    -0.86%         +3.84%
   Total Annual Operating Expenses(6)             2.22%

CLASS C                                 6-MONTH           1-YEAR    5-YEAR   INCEPTION (6/1/00)
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(2)               +14.17%          +37.74%    +0.72%        +44.78%
Average Annual Total Return(3)           +13.17%          +36.74%    +0.14%         +3.80%
Value of $10,000 Investment(4)          $11,317          $13,674   $10,072        $14,478
Avg. Ann. Total Return (3/31/10)(5)                       +51.24%    -0.52%         +3.70%
   Total Annual Operating Expenses(6)             2.22%

CLASS R                                 6-MONTH           1-YEAR    5-YEAR   INCEPTION (8/1/02)
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(2)               +14.37%          +38.37%    +3.22%        +41.23%
Average Annual Total Return(3)           +14.37%          +38.37%    +0.64%         +4.56%
Value of $10,000 Investment(4)          $11,437          $13,837   $10,322        $14,123
Avg. Ann. Total Return (3/31/10)(5)                       +52.94%    -0.03%         +4.44%
   Total Annual Operating Expenses(6)             1.72%

ADVISOR CLASS(7)                        6-MONTH           1-YEAR    5-YEAR   INCEPTION (6/1/00)
----------------                        -------          -------   -------   ------------------
Cumulative Total Return(2)               +14.79%          +39.06%    +5.76%        +56.68%
Average Annual Total Return(3)           +14.79%          +39.06%    +1.13%         +4.63%
Value of $10,000 Investment(4)          $11,479          $13,906   $10,576        $15,668
Avg. Ann. Total Return (3/31/10)(5)                       +53.58%    +0.43%         +4.52%
   Total Annual Operating Expenses(6)             1.22%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                             Semiannual Report | 25

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKETS AS A WHOLE. THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH MAY INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(7.) Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +2.94% and +0.65%.


                             26 | Semiannual Report

Your Fund's Expenses

FRANKLIN LARGE CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 27

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/09      VALUE 4/30/10   PERIOD* 11/1/09-4/30/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,145.80             $ 7.55
Hypothetical (5% return before expenses)         $1,000           $1,017.75             $ 7.10
CLASS B
Actual                                           $1,000           $1,141.40             $11.26
Hypothetical (5% return before expenses)         $1,000           $1,014.28             $10.59
CLASS C
Actual                                           $1,000           $1,141.70             $11.36
Hypothetical (5% return before expenses)         $1,000           $1,014.18             $10.69
CLASS R
Actual                                           $1,000           $1,143.70             $ 8.72
Hypothetical (5% return before expenses)         $1,000           $1,016.66             $ 8.20
ADVISOR CLASS
Actual                                           $1,000           $1,147.90             $ 6.07
Hypothetical (5% return before expenses)         $1,000           $1,019.14             $ 5.71

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.42%; B: 2.12%; C: 2.14%; R: 1.64%; and
     Advisor: 1.14%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             28 | Semiannual Report

Franklin MicroCap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin MicroCap Value Fund seeks high total return, of which capital appreciation and income are components, by investing at least 80% of its net assets in securities of companies with market capitalizations under $400 million at the time of purchase, which we believe are undervalued in the marketplace.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin MicroCap Value Fund covers the period ended April 30, 2010.

PERFORMANCE OVERVIEW

Franklin MicroCap Value Fund - Class A reported a +23.92% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Russell 2000(R) Value Index, which rose 30.66% for the same period.(1) Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 32.

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value, where we have reasonable confidence that book value will increase over several years. We limit purchases to companies with market capitalizations of less than $400 million, which we define as "microcap." Book value per share is a company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

(1.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 2000 Value Index is a market capitalization-weighted index that measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 77.


                             Semiannual Report | 29

PORTFOLIO BREAKDOWN
Franklin MicroCap Value Fund
Based on Total Net Assets as of 4/30/10

                                  (BAR CHART)

Capital Goods                               16.5%
Food, Beverage & Tobacco                    12.8%
Materials                                   10.7%
Retailing                                    8.1%
Commercial & Professional Services           7.4%
Transportation                               6.9%
Consumer Durables & Apparel                  6.6%
Insurance                                    5.9%
Banks                                        2.7%
Energy                                       2.6%
Food & Staples Retailing                     2.3%
Other                                        5.4%
Short-Term Investments & Other Net Assets   12.1%

MANAGER'S DISCUSSION

On April 30, 2010, the Fund's total net assets were $393.1 million, with short-term investments and other net assets making up 12.1%, compared with total net assets of $316.3 million and short-term investments and other net assets of 13.1% on October 31, 2009. The Fund closed to new investors (with the exception of certain retirement accounts) in January 2004. The close does not restrict existing shareholders from adding to or reducing their investment in the Fund, except that once an account is reduced to zero, it may not be reopened unless the Fund reopens. Net Fund inflows were $0.924 million during the six-month period.

We identified five new investment opportunities during the period under review: community banks Bar Harbor Bankshares and Citizens Community Bancorp, global staffing firm Kelly Services, specialty materials company Lydall, and trucking company SAIA. We also added to several existing positions, including Freds and Hurco Companies. Cash deployed into new and existing positions totaled $14.0 million during the period.

Portfolio sales totaled $18.9 million. We eliminated four positions during the period: Courier, Ladish, Schweitzer-Mauduit International and Zale. We also reduced our holdings in several positions, including Atlantic Tele-Network and Hardinge.

During the period under review, significant contributors to Fund performance included Delta Apparel (clothing), SFN Group (staffing services), Hardinge (machine tools), Mercer International (pulp products), Shoe Carnival (retail shoes), P.A.M. Transportation Services (trucking), Alamo Group (agricultural equipment), Smithfield Foods (meat products), Brown Shoe (wholesale and retail shoes) and Seneca Foods (canned fruit and vegetables). During the period, Hardinge was the target of an unfriendly takeover.

Detractors from performance included Village Super Market (grocery retailing), GTSI (information technology products and services), International Shipholding (shipping), Northwest Pipe (steel pipe), Zale (jewelry retailer), American Pacific (specialty chemicals), First Defiance Financial (financial services), Duckwall-ALCO Stores (retailing), Monarch Cement (cement) and Black River BancVenture (financial company investing).


                             30 | Semiannual Report

Thank you for your continued participation in Franklin MicroCap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF BRUCE C. BAUGHMAN)


/s/ Bruce C. Baughman

Bruce C. Baughman, CPA
Lead Portfolio Manager

William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin MicroCap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Franklin MicroCap Value Fund
4/30/10

COMPANY                                 % OF TOTAL
SECTOR/INDUSTRY                         NET ASSETS
---------------                         ----------
Seneca Foods Corp.                         5.6%
   FOOD, BEVERAGE & TOBACCO
SFN Group Inc.                             3.4%
   COMMERCIAL & PROFESSIONAL SERVICES
Delta Apparel Inc.                         3.3%
   CONSUMER DURABLES & APPAREL
Healthcare Services Group Inc.             3.0%
   COMMERCIAL & PROFESSIONAL SERVICES
Hardinge Inc.                              2.8%
   CAPITAL GOODS
International Shipholding Corp.            2.8%
   TRANSPORTATION
PHI Inc.                                   2.6%
   ENERGY
Shoe Carnival Inc.                         2.4%
   RETAILING
Village Super Market Inc., A               2.3%
   FOOD & STAPLES RETAILING
ACMAT Corp., A                             2.3%
   INSURANCE


                             Semiannual Report | 31

Performance Summary as of 4/30/10

FRANKLIN MICROCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRMCX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$6.00    $31.84    $25.84
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.1499

ADVISOR CLASS (SYMBOL: FVRMX)               CHANGE   4/30/10   10/31/09
-----------------------------               ------   -------   --------
Net Asset Value (NAV)                       +$5.98    $31.83    $25.85
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.2058

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                                 -------          -------   -------   --------
Cumulative Total Return(1)               +23.92%          +55.29%   +37.90%   +244.75%
Average Annual Total Return(2)           +16.78%          +46.35%    +5.38%    +12.51%
Value of $10,000 Investment(3)          $11,678          $14,635   $12,996   $ 32,500
Avg. Ann. Total Return (3/31/10)(4)                       +58.74%    +3.97%    +11.60%
   Total Annual Operating Expenses(5)             1.27%

ADVISOR CLASS(6)                        6-MONTH           1-YEAR    5-YEAR    10-YEAR
----------------                        -------          -------   -------   --------
Cumulative Total Return(1)               +24.09%          +55.65%   +39.41%   +248.52%
Average Annual Total Return(2)           +24.09%          +55.65%    +6.87%    +13.30%
Value of $10,000 Investment(3)          $12,409          $15,565   $13,941   $ 34,852
Avg. Ann. Total Return (3/31/10)(4)                       +68.91%    +5.44%    +12.39%
   Total Annual Operating Expenses(5)             1.03%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                             32 | Semiannual Report

ENDNOTES

THE FUND'S ABILITY TO INVEST IN SMALLER COMPANY SECURITIES THAT MAY HAVE LIMITED LIQUIDITY INVOLVES ADDITIONAL RISKS, SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. HISTORICALLY, THESE STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER COMPANY STOCKS, ESPECIALLY OVER THE SHORT TERM. IN ADDITION, THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +27.50% and +5.56%.


                             Semiannual Report | 33

Your Fund's Expenses

FRANKLIN MICROCAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             34 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/09      VALUE 4/30/10   PERIOD* 11/1/09-4/30/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,239.20              $6.33
Hypothetical (5% return before expenses)         $1,000           $1,019.14              $5.71
ADVISOR CLASS
Actual                                           $1,000           $1,240.90              $5.11
Hypothetical (5% return before expenses)         $1,000           $1,020.23              $4.61

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.14% and Advisor:
     0.92%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 35

Franklin MidCap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin MidCap Value Fund seeks long-term total return by investing at least 80% of net assets in securities of mid-capitalization companies that we believe are undervalued. We define mid-capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell Midcap(R) Index.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin MidCap Value Fund covers the period ended April 30, 2010.

PERFORMANCE OVERVIEW

Franklin MidCap Value Fund - Class A delivered a +19.86% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Russell Midcap Value Index, which rose 26.54% for the same period.(2) Although this report covers a six-month period, our investment strategy aims for long-term results. You can find more of the Fund's performance data in the Performance Summary beginning on page 39.

INVESTMENT STRATEGY

Our goal is to invest in mid-capitalization companies that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. In addition, the Fund may invest in companies with valuable intangibles we believe are not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

(1.) The Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000 Index, which represent a modest amount of the Russell 1000 Index's total market capitalization.

(2.) Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 85.


                             36 | Semiannual Report

MANAGER'S DISCUSSION

During the period under review, contributors to Fund performance included gas producer and distributor Airgas, whose shares jumped in value due to an unfriendly takeover bid. We sold our Airgas position by period-end. Automotive safety systems manufacturer Autoliv benefited Fund performance as the company's results exceeded analysts' expectations. The share price of medical technology services provider Hill-Rom Holdings appreciated as the company reported improved results, which contributed to a higher revenue outlook.

Although most holdings benefited performance during the period, some positions hindered results. Detractors from performance included dairy operator Dean Foods, utilities company Sempra Energy and department store operator J.C. Penney. Dean Foods' earnings fell short of estimates. Sempra Energy shares fell in value largely due to concerns regarding the sale of its commodities joint venture, while J.C. Penney suffered from underwhelming same-store sales.

During the reporting period, we initiated positions in insurer W.R. Berkley, fast food restaurant operator Burger King Holdings and financial services company Northern Trust. We also added to 10 existing holdings: Dean Foods, offshore drilling contractor Ensco, motorcycle manufacturer Harley-Davidson, regional bank Hudson City Bancorp, regional utility company Northeast Utilities, J.C. Penney, contract research firm Pharmaceutical Product Development, aerospace and defense services company SAIC, Sempra Energy, and Tidewater, which supplies shipping and other services to the offshore energy industry.

In addition to liquidating our Airgas position, we sold our holding in industrial goods manufacturer Graco. We reduced our positions in Alberto-Culver, Atmos Energy, Celanese, DTE Energy and Terex.

PORTFOLIO BREAKDOWN
Franklin MidCap Value Fund
Based on Total Net Assets as of 4/30/10

                                  (BAR CHART)

Energy                                           9.5%
Utilities                                        9.3%
Materials                                        9.0%
Capital Goods                                    7.9%
Insurance                                        6.6%
Food, Beverage & Tobacco                         6.3%
Health Care Equipment & Services                 5.4%
Pharmaceuticals, Biotechnology & Life Sciences   5.3%
Consumer Durables & Apparel                      5.1%
Retailing                                        5.1%
Diversified Financials                           4.4%
Consumer Services                                4.1%
Automobiles & Components                         4.0%
Banks                                            3.8%
Media                                            2.8%
Software & Services                              2.2%
Other                                            4.2%
Short-Term Investments & Other Net Assets        5.0%


                             Semiannual Report | 37

TOP 10 EQUITY HOLDINGS
Franklin MidCap Value Fund
4/30/10

COMPANY                                   % OF TOTAL
SECTOR/INDUSTRY                           NET ASSETS
---------------                           ----------
NV Energy Inc.                               2.8%
   UTILITIES
Time Warner Cable Inc.                       2.8%
   MEDIA
McCormick & Co. Inc.                         2.7%
   FOOD, BEVERAGE & TOBACCO
Celanese Corp., A                            2.7%
   MATERIALS
Pharmaceutical Product Development Inc.      2.5%
   PHARMACEUTICALS, BIOTECHNOLOGY &
   LIFE SCIENCES
Sempra Energy                                2.5%
   UTILITIES
Erie Indemnity Co., A                        2.5%
   INSURANCE
Nordstrom Inc.                               2.5%
   RETAILING
Hasbro Inc.                                  2.4%
   CONSUMER DURABLES & APPAREL
Sigma-Aldrich Corp.                          2.4%
   MATERIALS

Thank you for your continued participation in Franklin MidCap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF SAM KERNER)


/s/ Sam Kerner

Sam Kerner, CFA
Lead Portfolio Manager

Bruce C. Baughman, CPA
William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin MidCap Value Fund

CFA(R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             38 | Semiannual Report

Performance Summary as of 4/30/10

FRANKLIN MIDCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FMVAX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$1.61    $9.96      $8.35
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.0433

CLASS C (SYMBOL: FMVCX)                     CHANGE   4/30/10   10/31/09
-----------------------                     ------   -------   --------
Net Asset Value (NAV)                       +$1.61    $9.88      $8.27
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.0013

CLASS R (SYMBOL: N/A)                       CHANGE   4/30/10   10/31/09
---------------------                       ------   -------   --------
Net Asset Value (NAV)                       +$1.61    $9.94      $8.33
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.0385

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   4/30/10   10/31/09
---------------------------                 ------   -------   --------
Net Asset Value (NAV)                       +$1.61    $9.99      $8.38
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                   $0.0624


                             Semiannual Report | 39

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR    3-YEAR   INCEPTION (7/1/05)
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(2)               +19.86%          +39.98%   -16.29%         +7.06%
Average Annual Total Return(3)           +12.96%          +31.87%    -7.59%         +0.19%
Value of $10,000 Investment(4)          $11,296          $13,187   $ 7,892        $10,090
Avg. Ann. Total Return (3/31/10)(5)                       +45.56%    -7.68%         -0.67%
   Total Annual Operating Expenses(6)
      Without Waiver                              1.90%
      With Waiver                                 1.37%

CLASS C                                 6-MONTH           1-YEAR    3-YEAR   INCEPTION (7/1/05)
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(2)               +19.49%          +38.98%   -17.95%         +3.69%
Average Annual Total Return(3)           +18.49%          +37.98%    -6.38%         +0.75%
Value of $10,000 Investment(4)          $11,849          $13,798   $ 8,205        $10,369
Avg. Ann. Total Return (3/31/10)(5)                       +52.58%    -6.47%         -0.08%
   Total Annual Operating Expenses(6)
      Without Waiver                              2.59%
      With Waiver                                 2.06%

CLASS R                                 6-MONTH           1-YEAR    3-YEAR   INCEPTION (7/1/05)
-------                                 -------          -------   -------   ------------------
Cumulative Total Return(2)               +19.85%          +39.82%   -16.68%         +6.28%
Average Annual Total Return(3)           +19.85%          +39.82%    -5.90%         +1.27%
Value of $10,000 Investment(4)          $11,985          $13,982   $ 8,332        $10,628
Avg. Ann. Total Return (3/31/10)(5)                       +54.29%    -6.02%         +0.42%
   Total Annual Operating Expenses(6)
      Without Waiver                              2.10%
      With Waiver                                 1.57%

ADVISOR CLASS                           6-MONTH           1-YEAR    3-YEAR   INCEPTION (7/1/05)
-------------                           -------          -------   -------   ------------------
Cumulative Total Return(2)               +20.05%          +40.51%   -15.48%         +8.86%
Average Annual Total Return(3)           +20.05%          +40.51%    -5.45%         +1.77%
Value of $10,000 Investment(4)          $12,005          $14,051   $ 8,452        $10,886
Avg. Ann. Total Return (3/31/10)(5)                       +54.85%    -5.55%         +0.91%
   Total Annual Operating Expenses(6)
      Without Waiver                              1.60%
      With Waiver                                 1.07%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR ASSUME CERTAIN EXPENSES SO THAT COMMON EXPENSES (EXCLUDING RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 1.05% (OTHER THAN CERTAIN NONROUTINE EXPENSES), UNTIL 2/28/11.


                             40 | Semiannual Report

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. HISTORICALLY, MIDSIZE COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. MIDSIZE COMPANIES MAY BE MORE SUSCEPTIBLE TO PARTICULAR ECONOMIC EVENTS OR COMPETITIVE FACTORS THAN ARE LARGER, MORE BROADLY DIVERSIFIED COMPANIES. IN ADDITION, THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 41

Your Fund's Expenses

FRANKLIN MIDCAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             42 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/09      VALUE 4/30/10   PERIOD* 11/1/09-4/30/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                          $1,000            $1,198.60             $ 7.30
Hypothetical (5% return before expenses)        $1,000            $1,018.15             $ 6.71
CLASS C
Actual                                          $1,000            $1,194.90             $10.99
Hypothetical (5% return before expenses)        $1,000            $1,014.78             $10.09
CLASS R
Actual                                          $1,000            $1,198.50             $ 8.45
Hypothetical (5% return before expenses)        $1,000            $1,017.11             $ 7.75
ADVISOR CLASS
Actual                                          $1,000            $1,200.50             $ 5.73
Hypothetical (5% return before expenses)        $1,000            $1,019.59             $ 5.26

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.34%; C: 2.02%; R:
     1.55%; and Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 43

Franklin Small Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small Cap Value Fund seeks long-term total return by investing at least 80% of net assets in securities of small-capitalization companies that we believe are undervalued. We define small-capitalization companies as those with market capitalizations less than $3.5 billion at the time of purchase.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Small Cap Value Fund covers the period ended April 30, 2010.

PERFORMANCE OVERVIEW

Franklin Small Cap Value Fund - Class A delivered a +24.39% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Russell 2500TM Value Index, which rose 29.13% for the same period.1 Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 47.

INVESTMENT STRATEGY

We seek to invest in small-capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider is their fair market value. We seek a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental bottom-up research focusing on several criteria, such as low price relative to earnings, book value or cash flow. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

1. Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 93.


                             44 | Semiannual Report

MANAGER'S DISCUSSION

During the period under review, contributors to Fund performance included automotive safety systems manufacturer Autoliv, which reported results that exceeded analysts' expectations. Shares of Wabash National, a manufacturer and marketer of truck trailers, rose significantly in value as the company experienced improved operational results amid reduced input costs and improved manufacturing efficiency. Footwear manufacturer and retailer Brown Shoe also helped the Fund's results as the company reported better-than-expected profits for 2009's fourth quarter.

Although most holdings benefited performance during the period, some positions hindered results. Detractors from Fund performance included jewelry retailer Zale, department store operator J.C. Penney and oil field services provider Global Industries. Zale struggled amid weak sales, and we sold our position by period-end. J.C. Penney's shares fell in value largely due to sales declines, while Global Industries suffered due to project delays.

During the reporting period, we invested in six new positions: comprehensive human resources provider Administaff, women's apparel and accessories retailer Cato, construction materials producer and contractor Granite Construction, food and beverage products manufacturer Sensient Technologies, and property and casualty insurers The Hanover Insurance Group and Tower Group. We also added significantly to existing positions including Atwood Oceanics, Skywest, Steris and Tidewater, among others.

We liquidated six positions during the period in addition to Zale, either because the companies' shares reached our price targets or we believed the firms' fundamentals had deteriorated: Airgas, Carbo Ceramics, Kansas City Southern, OmniVision Technologies, Syncora Holdings and Zenith National Insurance. We also reduced our positions in Casey's General Stores, D.R. Horton, Ethan Allen Interiors, Glatfelter, Gymboree and Warnaco Group.

PORTFOLIO BREAKDOWN
Franklin Small Cap Value Fund
Based on Total Net Assets as of 4/30/10

                                  (BAR CHART)v

Machinery                                        11.6%
Insurance                                        10.7%
Energy                                            9.8%
Materials                                         8.5%
Retailing                                         8.4%
Consumer Durables & Apparel                       5.2%
Automobiles & Components                          5.1%
Building Products                                 4.7%
Electrical Equipment                              3.0%
Commercial & Professional Services                2.4%
Health Care Equipment & Services                  2.4%
Utilities                                         2.4%
Technology Hardware & Equipment                   2.3%
Pharmaceuticals, Biotechnology & Life Sciences    2.2%
Transportation                                    2.0%
Other                                             7.1%
Short-Term Investments & Other Net Assets        12.2%


                             Semiannual Report | 45

TOP 10 EQUITY HOLDINGS
Franklin Small Cap Value Fund
4/30/10

COMPANY                              % OF TOTAL
SECTOR/INDUSTRY                      NET ASSETS
---------------                      ----------
Protective Life Corp.                   2.0%
   INSURANCE
Thor Industries Inc.                    1.8%
   AUTOMOBILES & COMPONENTS
Old Republic International Corp.        1.7%
   INSURANCE
Westlake Chemical Corp.                 1.6%
   MATERIALS
Rowan Cos. Inc.                         1.6%
   ENERGY
Benchmark Electronics Inc.              1.6%
   TECHNOLOGY HARDWARE & EQUIPMENT
Trinity Industries Inc.                 1.5%
   MACHINERY
Reliance Steel & Aluminum Co.           1.5%
   MATERIALS
Autoliv Inc. (Sweden)                   1.5%
   AUTOMOBILES & COMPONENTS
Universal Forest Products Inc.          1.3%
   BUILDING PRODUCTS

Thank you for your continued participation in Franklin Small Cap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF WILLIAM J. LIPPMAN)


/s/ William J. Lippman

William J. Lippman
President and Co-Portfolio Manager


(PHOTO OF Y. DOGAN SAHIN)


/s/ Y. Dogan Sahin

Y. Dogan Sahin, CFA
Co-Portfolio Manager

Bruce C. Baughman, CPA
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Small Cap Value Fund

CFA(R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             46 | Semiannual Report

Performance Summary as of 4/30/10

FRANKLIN SMALL CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRVLX)                        CHANGE   4/30/10   10/31/09
-----------------------                        ------   -------   --------
Net Asset Value (NAV)                          +$7.88    $40.89    $33.01
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                      $0.1555

CLASS B (SYMBOL: FBVAX)                        CHANGE   4/30/10   10/31/09
-----------------------                        ------   -------   --------
Net Asset Value (NAV)                          +$7.60    $39.26    $31.66

CLASS C (SYMBOL: FRVFX)                        CHANGE   4/30/10   10/31/09
-----------------------                        ------   -------   --------
Net Asset Value (NAV)                          +$7.48    $38.68    $31.20

CLASS R (SYMBOL: FVFRX)                        CHANGE   4/30/10   10/31/09
-----------------------                        ------   -------   --------
Net Asset Value (NAV)                          +$7.83    $40.58    $32.75
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                      $0.1044

ADVISOR CLASS (SYMBOL: FVADX)                  CHANGE   4/30/10   10/31/09
-----------------------------                  ------   -------   --------
Net Asset Value (NAV)                          +$8.07    $42.03    $33.96
DISTRIBUTIONS (11/1/09-4/30/10)
Dividend Income                      $0.2379


                             Semiannual Report | 47

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                 6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                                 -------          -------   -------   ---------
Cumulative Total Return(1)               +24.39%          +47.44%   +33.68%   +155.84%
Average Annual Total Return(2)           +17.25%          +38.96%    +4.73%     +9.20%
Value of $10,000 Investment(3)          $11,725          $13,896   $12,601   $ 24,111
Avg. Ann. Total Return (3/31/10)(4)                       +57.37%    +2.34%     +8.74%
   Total Annual Operating Expenses(5)             1.44%

CLASS B                                 6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                                 -------          -------   -------   ---------
Cumulative Total Return(1)               +24.01%          +46.44%   +29.03%   +142.67%
Average Annual Total Return(2)           +20.01%          +42.44%    +4.90%     +9.27%
Value of $10,000 Investment(3)          $12,001          $14,244   $12,703   $ 24,267
Avg. Ann. Total Return (3/31/10)(4)                       +61.81%    +2.46%     +8.81%
   Total Annual Operating Expenses(5)             2.17%

CLASS C                                 6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------                                 -------          -------   -------   ---------
Cumulative Total Return(1)               +23.97%          +46.40%   +29.02%   +139.08%
Average Annual Total Return(2)           +22.97%          +45.40%    +5.23%     +9.11%
Value of $10,000 Investment(3)          $12,297          $14,540   $12,902   $ 23,908
Avg. Ann. Total Return (3/31/10)(4)                       +64.77%    +2.83%     +8.65%
   Total Annual Operating Expenses(5)             2.17%

                                                                             INCEPTION
CLASS R                                 6-MONTH           1-YEAR    5-YEAR    (8/1/02)
-------                                 -------          -------   -------   ---------
Cumulative Total Return(1)               +24.28%          +47.15%   +32.30%   +104.38%
Average Annual Total Return(2)           +24.28%          +47.15%    +5.76%     +9.67%
Value of $10,000 Investment(3)          $12,428          $14,715   $13,230   $ 20,438
Avg. Ann. Total Return (3/31/10)(4)                       +66.69%    +3.34%     +8.87%
   Total Annual Operating Expenses(5)             1.67%

ADVISOR CLASS                           6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------------                           -------          -------   -------   ---------
Cumulative Total Return(1)               +24.58%          +47.88%   +35.67%   +164.19%
Average Annual Total Return(2)           +24.58%          +47.88%    +6.29%    +10.20%
Value of $10,000 Investment(3)          $12,458          $14,788   $13,567   $ 26,419
Avg. Ann. Total Return (3/31/10)(4)                       +67.52%    +3.86%     +9.74%
   Total Annual Operating Expenses(5)             1.17%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO franklintempleton.com OR CALL (800) 342-5236.


                             48 | Semiannual Report

ENDNOTES

THE FUND'S INVESTMENTS IN SMALLER COMPANY STOCKS CARRY SPECIAL RISKS AS SUCH STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. ADDITIONALLY, SMALLER COMPANIES OFTEN HAVE RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND A SMALL MARKET SHARE. IN ADDITION, THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             Semiannual Report | 49

Your Fund's Expenses

FRANKLIN SMALL CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             50 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/09      VALUE 4/30/10   PERIOD* 11/1/09-4/30/10
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,243.90          $ 7.01
Hypothetical (5% return before expenses)         $1,000           $1,018.55          $ 6.31
CLASS B
Actual                                           $1,000           $1,240.10          $10.89
Hypothetical (5% return before expenses)         $1,000           $1,015.08          $ 9.79
CLASS C
Actual                                           $1,000           $1,239.70          $11.00
Hypothetical (5% return before expenses)         $1,000           $1,014.98          $ 9.89
CLASS R
Actual                                           $1,000           $1,242.80          $ 8.23
Hypothetical (5% return before expenses)         $1,000           $1,017.46          $ 7.40
ADVISOR CLASS
Actual                                           $1,000           $1,245.80          $ 5.46
Hypothetical (5% return before expenses)         $1,000           $1,019.93          $ 4.91

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.26%; B: 1.96%; C: 1.98%; R: 1.48%; and
     Advisor: 0.98%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                             Semiannual Report | 51

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ALL CAP VALUE FUND

                                                        SIX MONTHS ENDED        YEAR ENDED OCTOBER 31,
                                                         APRIL 30, 2010    -------------------------------
                                                           (UNAUDITED)       2009        2008      2007(a)
                                                        ----------------   -------     -------     -------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................       $  6.83        $  6.25     $  9.52     $10.00
                                                            -------        -------     -------     ------
Income from investment operations(b):
   Net investment income(c) .........................          0.02           0.05        0.06       0.02
   Net realized and unrealized gains (losses) .......          1.49           0.58       (3.28)     (0.50)
                                                            -------        -------     -------     ------
Total from investment operations ....................          1.51           0.63       (3.22)     (0.48)
                                                            -------        -------     -------     ------
Less distributions from net investment income .......         (0.05)         (0.05)      (0.05)        --
                                                            -------        -------     -------     ------
Redemption fees(d) ..................................            --             --          --(e)      --(e)
                                                            -------        -------     -------     ------
Net asset value, end of period ......................       $  8.29        $  6.83     $  6.25     $ 9.52
                                                            =======        =======     =======     ======
Total return(f) .....................................         22.14%         10.27%     (33.95)%    (4.80)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates ...          1.90%          2.05%       2.43%      3.91%
Expenses net of waiver and payments by affiliates ...          1.20%          1.21%(h)    1.25%(h)   1.25%(h)
Net investment income ...............................          0.43%          0.89%       0.67%      0.50%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................       $13,999        $10,167     $ 9,508     $7,138
Portfolio turnover rate .............................         19.47%         38.74%      21.17%      5.38%

(a)  For the period June 1, 2007 (commencement of operations) to October 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             52 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN ALL CAP VALUE FUND

                                                        SIX MONTHS ENDED        YEAR ENDED OCTOBER 31,
                                                         APRIL 30, 2010    -------------------------------
                                                           (UNAUDITED)       2009        2008      2007(a)
                                                        ----------------   -------     -------     -------
CLASS C
(for a share outstanding throughout the period)
Net asset value, beginning of period ................         $ 6.77       $  6.20     $  9.50     $10.00
                                                              ------       -------     -------     ------
Income from investment operations(b):
   Net investment income (loss)(c) ..................          (0.01)         0.01          --(d)   (0.01)
   Net realized and unrealized gains (losses) .......           1.49          0.58       (3.26)     (0.49)
                                                              ------       -------     -------     ------
Total from investment operations ....................           1.48          0.59       (3.26)     (0.50)
                                                              ------       -------     -------     ------
Less distributions from net investment income .......          (0.01)        (0.02)      (0.04)        --
                                                              ------       -------     -------     ------
Redemption fees(e) ..................................             --            --          --(d)      --(d)
                                                              ------       -------     -------     ------
Net asset value, end of period ......................         $ 8.24       $  6.77     $  6.20     $ 9.50
                                                              ======       =======     =======     ======
Total return(f) .....................................          21.81%         9.50%     (34.37)%    (5.10)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates ...           2.55%         2.72%       3.06%      4.56%
Expenses net of waiver and payments by affiliates ...           1.85%         1.88%(h)    1.88%(h)   1.90%(h)
Net investment income (loss) ........................          (0.22)%        0.22%       0.04%     (0.15)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................         $2,100       $ 1,565     $ 1,471     $  847
Portfolio turnover rate .............................          19.47%        38.74%      21.17%      5.38%

(a)  For the period June 1, 2007 (commencement of operations) to October 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 53

Franklin Value Investors Trust

FRANKLIN ALL CAP VALUE FUND

                                                               SIX MONTHS ENDED       YEAR ENDED OCTOBER 31,
                                                                APRIL 30, 2010    ------------------------------
                                                                  (UNAUDITED)      2009        2008      2007(a)
                                                               ----------------   ------     -------     -------
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................        $ 6.82        $ 6.25     $  9.52     $10.00
                                                                    ------        ------     -------     ------
Income from investment operations(b):
   Net investment income(c) ................................          0.01          0.03        0.05       0.02
   Net realized and unrealized gains (losses) ..............          1.50          0.58       (3.27)     (0.50)
                                                                    ------        ------     -------     ------
Total from investment operations ...........................          1.51          0.61       (3.22)     (0.48)
                                                                    ------        ------     -------     ------
Less distributions from net investment income ..............         (0.04)        (0.04)      (0.05)        --
                                                                    ------        ------     -------     ------
Redemption fees(d) .........................................            --            --          --(e)      --(e)
                                                                    ------        ------     -------     ------
Net asset value, end of period .............................        $ 8.29        $ 6.82     $  6.25     $ 9.52
                                                                    ======        ======     =======     ======
Total return(f) ............................................         22.22%         9.88%     (34.00)%    (4.80)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates ..........          2.10%         2.24%       2.58%      4.06%
Expenses net of waiver and payments by affiliates ..........          1.40%         1.40%(h)    1.40%(h)   1.40%(h)
Net investment income ......................................          0.23%         0.70%       0.52%      0.35%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................        $   21        $   18     $     6     $   10
Portfolio turnover rate ....................................         19.47%        38.74%      21.17%      5.38%

(a)  For the period June 1, 2007 (commencement of operations) to October 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             54 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN ALL CAP VALUE FUND

                                                               SIX MONTHS ENDED       YEAR ENDED OCTOBER 31,
                                                                APRIL 30, 2010    ------------------------------
                                                                  (UNAUDITED)      2009        2008      2007(a)
                                                               ----------------   ------     -------     -------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................        $ 6.86        $ 6.28     $  9.54     $10.00
                                                                    ------        ------     -------     ------
Income from investment operations(b):
   Net investment income(c) ................................          0.03          0.07        0.09       0.04
   Net realized and unrealized gains (losses) ..............          1.50          0.58       (3.29)     (0.50)
                                                                    ------        ------     -------     ------
Total from investment operations ...........................          1.53          0.65       (3.20)     (0.46)
                                                                    ------        ------     -------     ------
Less distributions from net investment income ..............         (0.07)        (0.07)      (0.06)        --
                                                                    ------        ------     -------     ------
Redemption fees(d) .........................................            --            --          --(e)      --(e)
                                                                    ------        ------     -------     ------
Net asset value, end of period .............................        $ 8.32        $ 6.86     $  6.28     $ 9.54
                                                                    ======        ======     =======     ======
Total return(f) ............................................         22.36%        10.54%     (33.70)%    (4.60)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates ..........          1.60%         1.74%       2.08%      3.56%
Expenses net of waiver and payments by affiliates ..........          0.90%         0.90%(h)    0.90%(h)   0.90%(h)
Net investment income ......................................          0.73%         1.20%       1.02%      0.85%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................        $1,187        $  939     $   640     $  979
Portfolio turnover rate ....................................         19.47%        38.74%      21.17%      5.38%

(a)  For the period June 1, 2007 (commencement of operations) to October 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 55

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2010 (UNAUDITED)

    FRANKLIN ALL CAP VALUE FUND                                  SHARES       VALUE
    ---------------------------                                ---------   -----------
    COMMON STOCKS 90.8%
    AUTOMOBILES & COMPONENTS 1.6%
(a) Autoliv Inc. (Sweden) ..................................       5,200   $   284,700
                                                                           -----------
    BANKS 1.7%
    TrustCo Bank Corp. NY ..................................      26,713       177,641
    U.S. Bancorp ...........................................       4,400       117,788
                                                                           -----------
                                                                               295,429
                                                                           -----------
    CAPITAL GOODS 18.0%
(a) Ceradyne Inc. ..........................................      17,500       388,500
    Eaton Corp. ............................................       5,500       424,380
(a) Griffon Corp ...........................................      33,631       474,197
    Illinois Tool Works Inc ................................       4,600       235,060
    Kennametal Inc. ........................................      10,400       341,744
    Roper Industries Inc ...................................       4,050       247,131
    Trinity Industries Inc. ................................      21,000       522,690
    United Technologies Corp. ..............................       3,500       262,325
    Universal Forest Products Inc. .........................       5,100       214,455
                                                                           -----------
                                                                             3,110,482
                                                                           -----------
    CONSUMER DURABLES & APPAREL 3.3%
    Adidas AG, ADR (Germany) ...............................      15,400       449,680
    M.D.C. Holdings Inc. ...................................       3,000       114,900
                                                                           -----------
                                                                               564,580
                                                                           -----------
    CONSUMER SERVICES 2.9%
    Burger King Holdings Inc. ..............................      24,000       506,400
                                                                           -----------
    DIVERSIFIED FINANCIALS 0.9%
    State Street Corp. .....................................       3,750       163,125
                                                                           -----------
    ENERGY 12.5%
    Apache Corp. ...........................................       2,600       264,576
(a) Bristow Group Inc. .....................................      13,995       541,747
    Ensco PLC, ADR .........................................       7,800       368,004
    Occidental Petroleum Corp. .............................       2,800       248,248
    Peabody Energy Corp. ...................................       2,600       121,472
(a) PHI Inc., non-voting ...................................      19,500       405,405
(a) Unit Corp. .............................................       4,600       219,742
                                                                           -----------
                                                                             2,169,194
                                                                           -----------
    FOOD & STAPLES RETAILING 3.0%
    Wal-Mart Stores Inc. ...................................       9,700       520,405
                                                                           -----------
    FOOD, BEVERAGE & TOBACCO 2.9%
    Kraft Foods Inc., A ....................................      17,200       509,120
                                                                           -----------
    HEALTH CARE EQUIPMENT & SERVICES 5.9%
    Becton, Dickinson and Co. ..............................       6,600       504,042
(a) Laboratory Corp. of America Holdings ...................       6,600       518,562
                                                                           -----------
                                                                             1,022,604
                                                                           -----------
    HOUSEHOLD & PERSONAL PRODUCTS 1.4%
    The Procter & Gamble Co. ...............................       3,900       242,424
                                                                           -----------


                             56 | Semiannual Report

Franklin Value Investors Trust

    FRANKLIN ALL CAP VALUE FUND                                  SHARES       VALUE
    ---------------------------                                ---------   -----------
    COMMON STOCKS (CONTINUED)
    INSURANCE 5.7%
    Aflac Inc. .............................................       4,350   $   221,676
    Chubb Corp. ............................................       8,000       422,960
    Kansas City Life Insurance Co. .........................       4,400       149,600
    StanCorp Financial Group Inc. ..........................       3,100       139,376
    Validus Holdings Ltd. (Bermuda) ........................       1,904        48,685
                                                                           -----------
                                                                               982,297
                                                                           -----------
    MATERIALS 9.9%
    Bemis Co. Inc. .........................................      13,100       398,371
    Kaiser Aluminum Corp. ..................................      13,000       522,470
    Nucor Corp. ............................................       4,400       199,408
    Praxair Inc. ...........................................       2,700       226,179
(a) RTI International Metals Inc. ..........................      13,800       373,290
                                                                           -----------
                                                                             1,719,718
                                                                           -----------
    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 5.0%
    Johnson & Johnson ......................................       7,300       469,390
    Pharmaceutical Product Development Inc. ................      14,100       387,750
                                                                           -----------
                                                                               857,140
                                                                           -----------
    RETAILING 5.1%
    Fred's Inc. ............................................      13,700       190,293
    The Home Depot Inc. ....................................       8,700       306,675
    J.C. Penney Co. Inc. ...................................      13,200       385,044
                                                                           -----------
                                                                               882,012
                                                                           -----------
    SOFTWARE & SERVICES 2.9%
    International Business Machines Corp. ..................       3,900       503,100
                                                                           -----------
    TECHNOLOGY HARDWARE & EQUIPMENT 2.2%
(a) Benchmark Electronics Inc. .............................      17,400       376,536
                                                                           -----------
    UTILITIES 5.9%
    Avista Corp. ...........................................      13,500       292,005
    IDACORP Inc. ...........................................      10,400       375,232
    NV Energy Inc. .........................................      27,800       347,222
                                                                           -----------
                                                                             1,014,459
                                                                           -----------
    TOTAL COMMON STOCKS (COST $13,195,740) .................                15,723,725
                                                                           -----------
    SHORT TERM INVESTMENTS (COST $1,791,660) 10.4%
    MONEY MARKET FUNDS 10.4%
(b) Institutional Fiduciary Trust Money Market Portfolio,
       0.00% ...............................................   1,791,660     1,791,660
                                                                           -----------
    TOTAL INVESTMENTS (COST $14,987,400) 101.2% ............                17,515,385
    OTHER ASSETS, LESS LIABILITIES (1.2)% ..................                  (208,288)
                                                                           -----------
    NET ASSETS 100.0% ......................................               $17,307,097
                                                                           ===========

See Abbreviations on page 125.

(a)  Non-income producing.

(b) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 57

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                       SIX MONTHS
                                          ENDED
                                       APRIL 30,                               YEAR ENDED OCTOBER 31,
                                           2010      --------------------------------------------------------------------------
CLASS A                                (UNAUDITED)      2009            2008            2007            2006            2005
-------                                -----------   ----------      ----------      ----------      ----------      ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ..........................   $    39.28    $    37.85      $    69.36      $    69.24      $    61.66      $    53.95
                                       ----------    ----------      ----------      ----------      ----------      ----------
Income from investment
   operations(a):
   Net investment income(b) ........         0.22          0.40            0.68            0.73            0.77            0.34
   Net realized and unrealized gains
      (losses) .....................         9.63          2.78          (25.81)           4.55            9.71            8.71
                                       ----------    ----------      ----------      ----------      ----------      ----------
Total from investment operations ...         9.85          3.18          (25.13)           5.28           10.48            9.05
                                       ----------    ----------      ----------      ----------      ----------      ----------
Less distributions from:
   Net investment income ...........        (0.43)        (0.70)          (0.67)          (0.88)          (0.46)          (0.43)
   Net realized gains ..............           --         (1.05)          (5.71)          (4.28)          (2.44)          (0.91)
                                       ----------    ----------      ----------      ----------      ----------      ----------
Total distributions ................        (0.43)        (1.75)          (6.38)          (5.16)          (2.90)          (1.34)
                                       ----------    ----------      ----------      ----------      ----------      ----------
Redemption fees(c) .................           --            --              --(d)           --(d)           --(d)           --(d)
                                       ----------    ----------      ----------      ----------      ----------      ----------
Net asset value, end of period .....   $    48.70    $    39.28      $    37.85      $    69.36      $    69.24      $    61.66
                                       ==========    ==========      ==========      ==========      ==========      ==========
Total return(e) ....................        25.23%         9.38%         (39.30)%          7.85%          17.54%          16.93%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...........................         0.99%         1.00%(g)        0.93%(g)        0.90%(g)        0.90%(g)        0.91%(g)
Net investment income ..............         0.99%         1.17%           1.25%           1.04%           1.17%           0.57%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..   $2,255,425    $2,081,258      $2,169,284      $4,228,683      $4,435,704      $4,164,516
Portfolio turnover rate ............         2.62%         6.07%         8.14%h            6.40%           7.44%           3.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

   The accompanying notes are an integral part of these financial statements.


                             58 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                        SIX MONTHS
                                          ENDED
                                        APRIL 30,                        YEAR ENDED OCTOBER 31,
                                           2010      --------------------------------------------------------------
CLASS B                                (UNAUDITED)     2009         2008         2007          2006          2005
-------                                -----------   -------      -------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period     $ 38.88     $ 37.19      $ 68.12      $  68.07      $  60.67      $  53.13
                                         -------     -------      -------      --------      --------      --------
Income from investment
   operations(a):
   Net investment income
      (loss)(b) ....................        0.08        0.16         0.27          0.20          0.26         (0.11)
   Net realized and unrealized gains
      (losses) .....................        9.54        2.84       (25.39)         4.48          9.58          8.58
                                         -------     -------      -------      --------      --------      --------
Total from investment operations ...        9.62        3.00       (25.12)         4.68          9.84          8.47
                                         -------     -------      -------      --------      --------      --------
Less distributions from:
   Net investment income ...........       (0.05)      (0.26)       (0.10)        (0.35)           --(c)      (0.02)
   Net realized gains ..............          --       (1.05)       (5.71)        (4.28)        (2.44)        (0.91)
                                         -------     -------      -------      --------      --------      --------
Total distributions ................       (0.05)      (1.31)       (5.81)        (4.63)        (2.44)        (0.93)
                                         -------     -------      -------      --------      --------      --------
Redemption fees(d) .................          --          --           --(c)         --(c)         --(c)         --(c)
                                         -------     -------      -------      --------      --------      --------
Net asset value, end of period .....     $ 48.45     $ 38.88      $ 37.19      $  68.12      $  68.07      $  60.67
                                         =======     =======      =======      ========      ========      ========
Total return(e) ....................       24.76%       8.78%      (39.76)%        7.04%        16.65%        16.03%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...........................        1.72%       1.75%(g)     1.69%(g)      1.66%(g)      1.66%(g)      1.67%(g)
Net investment income (loss) .......        0.26%       0.42%        0.49%         0.28%         0.41%        (0.19)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..     $12,656     $34,726      $51,727      $114,410      $127,037      $122,795
Portfolio turnover rate ............        2.62%       6.07%        8.14%(h)      6.40%         7.44%         3.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 59

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                        SIX MONTHS
                                          ENDED
                                        APRIL 30,                        YEAR ENDED OCTOBER 31,
                                           2010      --------------------------------------------------------------
CLASS C                                (UNAUDITED)     2009         2008         2007          2006          2005
-------                                -----------   -------      -------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ..........................     $ 38.70     $ 37.27      $ 68.22      $  68.17      $  60.75      $  53.18
                                         -------     -------      -------      --------      --------      --------
Income from investment
   operations(a):
   Net investment income (loss)(b) .        0.05        0.14         0.26          0.20          0.27         (0.11)
   Net realized and unrealized gains
      (losses) .....................        9.51        2.71       (25.40)         4.48          9.59          8.59
                                         -------     -------      -------      --------      --------      --------
Total from investment operations ...        9.56        2.85       (25.14)         4.68          9.86          8.48
                                         -------     -------      -------      --------      --------      --------
Less distributions from:
   Net investment income ...........       (0.15)      (0.37)       (0.10)        (0.35)           --            --
   Net realized gains ..............          --       (1.05)       (5.71)        (4.28)        (2.44)        (0.91)
                                         -------     -------      -------      --------      --------      --------
Total distributions ................       (0.15)      (1.42)       (5.81)        (4.63)        (2.44)        (0.91)
                                         -------     -------      -------      --------      --------      --------
Redemption fees(c) .................          --          --           --(d)         --(d)         --(d)         --(d)
                                         -------     -------      -------      --------      --------      --------
Net asset value, end of period .....     $ 48.11     $ 38.70      $ 37.27      $  68.22      $  68.17      $  60.75
                                         =======     =======      =======      ========      ========      ========
Total return(e) ....................       24.76%       8.42%      (39.73)%        7.04%        16.64%        16.04%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...........................        1.74%       1.75%(g)     1.69%(g)      1.66%(g)      1.65%(g)      1.67%(g)
Net investment income (loss) .......        0.24%       0.42%        0.49%         0.28%         0.42%        (0.19)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..     $85,435     $72,184      $73,068      $130,471      $139,885      $135,939
Portfolio turnover rate ............        2.62%       6.07%        8.14%(h)      6.40%         7.44%         3.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

   The accompanying notes are an integral part of these financial statements.


                             60 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                        SIX MONTHS
                                          ENDED
                                        APRIL 30,                       YEAR ENDED OCTOBER 31,
                                           2010      -----------------------------------------------------------
CLASS R                                (UNAUDITED)     2009         2008         2007         2006         2005
-------                                -----------   -------      -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ..........................     $ 39.19     $ 37.54      $ 68.83      $ 68.78      $ 61.33      $ 53.69
                                         -------     -------      -------      -------      -------      -------
Income from investment
   operations(a):
   Net investment income(b) ........        0.16        0.31         0.55         0.52         0.60         0.18
   Net realized and unrealized gains
      (losses) .....................        9.62        2.91       (25.62)        4.55         9.65         8.67
                                         -------     -------      -------      -------      -------      -------
Total from investment operations ...        9.78        3.22       (25.07)        5.07        10.25         8.85
                                         -------     -------      -------      -------      -------      -------
Less distributions from:
   Net investment income ...........       (0.34)      (0.52)       (0.51)       (0.74)       (0.36)       (0.30)
   Net realized gains ..............          --       (1.05)       (5.71)       (4.28)       (2.44)       (0.91)
                                         -------     -------      -------      -------      -------      -------
Total distributions ................       (0.34)      (1.57)       (6.22)       (5.02)       (2.80)       (1.21)
                                         -------     -------      -------      -------      -------      -------
Redemption fees(c) .................          --          --           --(d)        --(d)        --(d)        --(d)
                                         -------     -------      -------      -------      -------      -------
Net asset value, end of period .....     $ 48.63     $ 39.19      $ 37.54      $ 68.83      $ 68.78      $ 61.33
                                         =======     =======      =======      =======      =======      =======
Total return(e) ....................       25.08%       9.46%      (39.45)%       7.58%       17.22%       16.62%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...........................        1.24%       1.25%(g)     1.19%(g)     1.16%(g)     1.16%(g)     1.17%(g)
Net investment income ..............        0.74%       0.92%        0.99%        0.78%        0.91%        0.31%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..     $33,219     $28,264      $26,433      $63,802      $51,157      $30,810
Portfolio turnover rate ............        2.62%       6.07%        8.14%(h)     6.40%        7.44%        3.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 61

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                        SIX MONTHS
                                          ENDED
                                        APRIL 30,                         YEAR ENDED OCTOBER 31,
                                           2010      ----------------------------------------------------------------
ADVISOR CLASS                          (UNAUDITED)     2009          2008          2007          2006          2005
-------------                          -----------   --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ..........................     $  39.89    $  37.93      $  69.53      $  69.40      $  61.81      $  54.05
                                         --------    --------      --------      --------      --------      --------
Income from investment
   operations(a):
   Net investment income(b) ........         0.27        0.48          0.88          0.88          0.93          0.46
   Net realized and unrealized gains
      (losses) .....................         9.78        3.36        (25.91)         4.58          9.72          8.75
                                         --------    --------      --------      --------      --------      --------
Total from investment operations ...        10.05        3.84        (25.03)         5.46         10.65          9.21
                                         --------    --------      --------      --------      --------      --------
Less distributions from:
   Net investment income ...........        (0.52)      (0.83)        (0.86)        (1.05)        (0.62)        (0.54)
   Net realized gains ..............           --       (1.05)        (5.71)        (4.28)        (2.44)        (0.91)
                                         --------    --------      --------      --------      --------      --------
Total distributions ................        (0.52)      (1.88)        (6.57)        (5.33)        (3.06)        (1.45)
                                         --------    --------      --------      --------      --------      --------
Redemption fees(c) .................           --          --            --(d)         --(d)         --(d)         --(d)
                                         --------    --------      --------      --------      --------      --------
Net asset value, end of period .....     $  49.42    $  39.89      $  37.93      $  69.53      $  69.40      $  61.81
                                         ========    ========      ========      ========      ========      ========
Total return(e) ....................        25.40%      11.18%       (39.14)%        8.11%        17.82%        17.20%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...........................         0.74%       0.75%(g)      0.69%(g)      0.66%(g)      0.66%(g)      0.67%(g)
Net investment income ..............         1.24%       1.42%         1.49%         1.28%         1.41%         0.81%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..     $148,309    $132,921      $100,505      $390,314      $333,372      $260,209
Portfolio turnover rate ............         2.62%       6.07%       8.14%(h)        6.40%         7.44%         3.91%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

(h) Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

   The accompanying notes are an integral part of these financial statements.


                             62 | Semiannual Report

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2010 (UNAUDITED)

          FRANKLIN BALANCE SHEET INVESTMENT FUND                      SHARES          VALUE
          --------------------------------------                    ----------   --------------
          COMMON STOCKS 95.7%
          AUTOMOBILES & COMPONENTS 0.5%
(a)       American Axle & Manufacturing Holdings Inc. ...........    1,201,700   $   12,930,292
                                                                                 --------------
          BANKS 0.5%
          Farmers & Merchants Bank of Long Beach ................        1,475        6,202,375
          Hudson City Bancorp Inc. ..............................      390,000        5,187,000
                                                                                 --------------
                                                                                     11,389,375
                                                                                 --------------
          CAPITAL GOODS 12.6%
          A.O. Smith Corp. ......................................      401,000       20,703,630
          Applied Industrial Technologies Inc. ..................    1,063,000       32,719,140
(a)       Armstrong World Industries Inc. .......................      800,000       34,840,000
(a)       Ceradyne Inc. .........................................      450,000        9,990,000
(a)       CNH Global NV (Netherlands) ...........................    1,100,000       33,363,000
          ESCO Technologies Inc. ................................    1,150,800       35,502,180
(a, b)    Furmanite Corp. .......................................    2,087,300       10,645,230
          Mueller Industries Inc. ...............................      775,000       22,978,750
(a, b)    Tecumseh Products Co., A ..............................    1,000,000       12,780,000
(a, b)    Tecumseh Products Co., B ..............................      310,000        4,067,200
          Timken Co. ............................................    1,118,000       39,331,240
                                                                     2,475,000       61,602,750
          Trinity Industries Inc. ...............................                --------------
                                                                                    318,523,120
                                                                                 --------------
          COMMERCIAL & PROFESSIONAL SERVICES 1.5%
(a)       Kelly Services Inc., A ................................    2,400,000       38,592,000
                                                                                 --------------
          CONSUMER DURABLES & APPAREL 5.8%
          Callaway Golf Co. .....................................    1,405,500       13,197,645
          D.R. Horton Inc. ......................................    1,909,000       28,043,210
(a)       Furniture Brands International Inc. ...................    2,325,944       19,258,816
          Hasbro Inc. ...........................................      547,000       20,982,920
          Lennar Corp., A .......................................      480,000        9,552,000
          Lennar Corp., B .......................................       48,000          792,000
          M.D.C. Holdings Inc. ..................................      640,000       24,512,000
(a)       Pulte Group Inc. ......................................    2,355,000       30,826,950
                                                                                 --------------
                                                                                    147,165,541
                                                                                 --------------
          CONSUMER SERVICES 1.3%
(a)       Vail Resorts Inc. .....................................      710,000       32,404,400
          ENERGY 7.9% ...........................................                --------------
(a)       Bristow Group Inc. ....................................      900,000       34,839,000
          Ensco PLC, ADR ........................................      175,000        8,256,500
(a)       Exterran Holding Inc. .................................    1,220,000       35,563,000
          Overseas Shipholding Group Inc. .......................      765,000       38,295,900
(a)       PHI Inc. ..............................................       77,500        1,632,925
(a)       PHI Inc., non-voting . ................................      409,000        8,503,110
(a)       Rowan Cos. Inc. .......................................      775,000       23,095,000
          Teekay Corp. (Bahamas) ................................    1,189,000       29,784,450
          Tidewater Inc. ........................................      400,000       21,444,000
                                                                                 --------------
                                                                                    201,413,885
                                                                                 --------------


                             Semiannual Report | 63

Franklin Value Investors Trust

          FRANKLIN BALANCE SHEET INVESTMENT FUND                      SHARES         VALUE
          --------------------------------------                    ----------   --------------
          COMMON STOCKS (CONTINUED)
          FOOD, BEVERAGE & TOBACCO 4.5%
(a)       Alliance One International Inc. .......................    1,406,400   $    7,158,576
          Bunge Ltd. ............................................       81,000        4,288,950
          Corn Products International Inc. ......................    1,308,000       47,088,000
(a)       Smithfield Foods Inc. .................................    1,600,000       29,984,000
          Universal Corp. .......................................      492,000       25,475,760
                                                                                 --------------
                                                                                    113,995,286
                                                                                 --------------
          LIFE & HEALTH INSURANCE 9.1%
          FBL Financial Group Inc., A ...........................      606,994       15,684,725
          Kansas City Life Insurance Co. ........................      299,989       10,199,626
          Manulife Financial Corp. (Canada) .....................      779,000       14,014,210
          MetLife Inc. ..........................................      540,000       24,613,200
          National Western Life Insurance Co., A ................      173,000       33,067,220
          Presidential Life Corp. ...............................      380,000        4,476,400
          Prudential Financial Inc. .............................    1,123,000       71,377,880
          StanCorp Financial Group Inc. .........................    1,250,000       56,200,000
                                                                                 --------------
                                                                                    229,633,261
                                                                                 --------------
          MATERIALS 11.7%
          Ashland Inc. ..........................................      350,900       20,899,604
          Commercial Metals Co. .................................    1,055,000       15,698,400
          Kaiser Aluminum Corp. .................................      528,000       21,220,320
          MeadWestvaco Corp. ....................................    1,322,000       35,918,740
          Nucor Corp. ...........................................      470,000       21,300,400
          Reliance Steel & Aluminum Co. .........................      890,000       43,440,900
(a)       RTI International Metals Inc. .........................    1,296,900       35,081,145
          Sherritt International Corp. (Canada) .................    3,503,500       27,223,025
          Texas Industries Inc. .................................      679,000       25,693,360
          Westlake Chemical Corp. ...............................    1,800,000       50,544,000
                                                                                 --------------
                                                                                    297,019,894
                                                                                 --------------
          MULTI-LINE INSURANCE 7.0%
          American National Insurance Co. .......................      627,000       69,070,320
          Assurant Inc. .........................................      800,700       29,169,501
          E-L Financial Corp. Ltd. (Canada) .....................      104,666       49,419,606
(a)       Genworth Financial Inc., A ............................    1,800,000       29,736,000
                                                                                 --------------
                                                                                    177,395,427
                                                                                 --------------
          PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 2.6%
(a)       Watson Pharmaceuticals Inc. ...........................    1,515,000       64,872,300
                                                                                 --------------
          PROPERTY & CASUALTY INSURANCE 7.7%
          Chubb Corp. ...........................................      402,000       21,253,740
          Cincinnati Financial Corp. ............................      445,000       12,638,000
          Old Republic International Corp. ......................    4,700,000       70,547,000
          RLI Corp. .............................................      489,400       28,385,200
          Selective Insurance Group Inc. ........................    1,544,300       25,805,253
          The Travelers Cos. Inc. ...............................      597,000       30,291,780
          Zenith National Insurance Corp. .......................      145,000        5,483,900
                                                                                 --------------
                                                                                    194,404,873
                                                                                 --------------


                             64 | Semiannual Report

Franklin Value Investors Trust

          FRANKLIN BALANCE SHEET INVESTMENT FUND                      SHARES          VALUE
          --------------------------------------                    ----------   --------------
          COMMON STOCKS (CONTINUED)
          REINSURANCE 2.2%
          Transatlantic Holdings Inc. ...........................      250,000   $   12,432,500
          Validus Holdings Ltd. (Bermuda) .......................    1,720,511       43,993,466
                                                                                 --------------
                                                                                     56,425,966
                                                                                 --------------
          RETAILING 3.8%
          The Cato Corp., A .....................................      116,510        2,767,113
(a)       Charming Shoppes Inc. .................................    4,860,000       27,459,000
          Dillard's Inc., A .....................................      510,000       14,320,800
          Fred's Inc. ...........................................      400,000        5,556,000
          Haverty Furniture Cos. Inc. ...........................      824,000       13,431,200
          J.C. Penney Co. Inc. ..................................      675,000       19,689,750
(a, b)    Syms Corp. ............................................    1,430,000       13,027,300
                                                                                 --------------
                                                                                     96,251,163
                                                                                 --------------
          TECHNOLOGY HARDWARE & EQUIPMENT 1.5%
(a)       Benchmark Electronics Inc. ............................    1,800,000       38,952,000
                                                                                 --------------
          TRANSPORTATION 4.1%
(a)       Alaska Air Group Inc. .................................    1,024,000       42,403,840
          Norfolk Southern Corp. ................................      850,000       50,430,500
          Werner Enterprises Inc. ...............................      500,000       11,210,000
                                                                                 --------------
                                                                                    104,044,340
                                                                                 --------------
          UTILITIES 11.4%
          Atmos Energy Corp. ....................................      737,300       21,809,335
          Avista Corp. ..........................................      746,900       16,155,447
          CMS Energy Corp. ......................................      853,000       13,869,780
          Entergy Corp. .........................................       59,200        4,812,368
          Great Plains Energy Inc. ..............................      478,400        9,247,472
          IDACORP Inc. ..........................................      590,000       21,287,200
(a, b, c) KGen Power Corp., 144A ................................    4,400,000       33,000,000
          Northeast Utilities ...................................    1,550,000       43,074,500
          NV Energy Inc. ........................................    5,640,000       70,443,600
          PNM Resources Inc. ....................................    2,228,000       30,278,520
          Westar Energy Inc. ....................................      450,000       10,660,500
          Xcel Energy Inc. ......................................      685,000       14,898,750
                                                                                 --------------
                                                                                    289,537,472
                                                                                 --------------
          TOTAL COMMON STOCKS (COST $1,674,863,027) .............                 2,424,950,595
                                                                                 --------------

                                                                     PRINCIPAL
                                                                      AMOUNT
                                                                    ----------
          CORPORATE BONDS (COST $5,559,679) 0.2%
          CAPITAL GOODS 0.2%
          Mueller Industries Inc., 6.00%, 11/01/14 ..............   $5,604,000        5,604,000
                                                                                 --------------
          TOTAL INVESTMENTS BEFORE SHORT
             TERM INVESTMENTS (COST $1,680,422,706) .............                 2,430,554,595
                                                                                 --------------


                             Semiannual Report | 65

Franklin Value Investors Trust

          FRANKLIN BALANCE SHEET INVESTMENT FUND                      SHARES          VALUE
          --------------------------------------                    ----------   --------------
          SHORT TERM INVESTMENTS 4.7%
          MONEY MARKET FUNDS 4.7%
(a)       Bank of New York Institutional Cash Reserve Fund,
             Series B ...........................................    3,035,653   $    2,428,522
(d)       Institutional Fiduciary Trust Money Market
             Portfolio, 0.00% ...................................  117,483,987      117,483,987
                                                                                 --------------
          TOTAL MONEY MARKET FUNDS (COST $120,519,640) ..........                   119,912,509
                                                                                 --------------
          TOTAL INVESTMENTS (COST $1,800,942,346) 100.6% ........                 2,550,467,104
          OTHER ASSETS, LESS LIABILITIES (0.6)% .................                   (15,422,265)
                                                                                 --------------
          NET ASSETS 100.0% .....................................                $2,535,044,839
                                                                                 ==============

See Abbreviations on page 125.

(a)  Non-income producing.

(b)  See Note 9 regarding holdings of 5% voting securities.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At April 30, 2010, the value of this security was $33,000,000 representing 1.30% of net assets.

(d) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             66 | Semiannual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LARGE CAP VALUE FUND

                                                   SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2010    --------------------------------------------------------
CLASS A                                               (UNAUDITED)       2009      2008        2007         2006         2005
-------                                            ----------------   -------   -------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........       $  10.63       $  9.84   $ 16.75     $  16.55     $  14.66     $  14.01
                                                       --------       -------   -------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ....................           0.04          0.12      0.18         0.21         0.20         0.13
   Net realized and unrealized gains (losses) ..           1.50          0.86     (5.88)        1.04         2.18         0.63
                                                       --------       -------   -------     --------     --------     --------
Total from investment operations ...............           1.54          0.98     (5.70)        1.25         2.38         0.76
                                                       --------       -------   -------     --------     --------     --------
Less distributions from:
   Net investment income .......................          (0.17)        (0.19)    (0.24)       (0.21)       (0.15)       (0.08)
   Net realized gains ..........................             --            --     (0.97)       (0.84)       (0.34)       (0.03)
                                                       --------       -------   -------     --------     --------     --------
Total distributions ............................          (0.17)        (0.19)    (1.21)       (1.05)       (0.49)       (0.11)
                                                       --------       -------   -------     --------     --------     --------
Redemption fees(c) .............................             --            --        --(d)        --(d)        --(d)        --(d)
                                                       --------       -------   -------     --------     --------     --------
Net asset value, end of period .................       $  12.00       $ 10.63   $  9.84     $  16.75     $  16.55     $  14.66
                                                       ========       =======   =======     ========     ========     ========
Total return(e) ................................          14.58%        10.37%   (36.35)%       7.82%       16.62%        5.42%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................           1.42%         1.48%     1.38%(g)     1.34%(g)     1.33%(g)     1.29%(g)
Net investment income ..........................           0.63%         1.36%     1.34%        1.25%        1.29%        0.91%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............       $107,096       $98,252   $84,815     $151,156     $184,225     $156,841
Portfolio turnover rate ........................           2.90%        10.95%    15.88%       22.74%       34.36%       25.33%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 67

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                   SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2010    ------------------------------------------------------
CLASS B                                               (UNAUDITED)      2009      2008        2007         2006         2005
-------                                            ----------------   ------   -------     -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........        $10.54        $ 9.70   $ 16.52     $ 16.34      $ 14.47      $ 13.85
                                                        ------        ------   -------     -------      -------      -------
Income from investment operations(a):
   Net investment income(b) ....................          0.01          0.07      0.09        0.10         0.10         0.04
   Net realized and unrealized gains (losses) ..          1.47          0.85     (5.82)       1.02         2.16         0.61
                                                        ------        ------   -------     -------      -------      -------
Total from investment operations ...............          1.48          0.92     (5.73)       1.12         2.26         0.65
                                                        ------        ------   -------     -------      -------      -------
Less distributions from:
   Net investment income .......................         (0.08)        (0.08)    (0.12)      (0.10)       (0.05)          --(c)
   Net realized gains ..........................            --            --     (0.97)      (0.84)       (0.34)       (0.03)
                                                        ------        ------   -------     -------      -------      -------
Total distributions ............................         (0.08)        (0.08)    (1.09)      (0.94)       (0.39)       (0.03)
                                                        ------        ------   -------     -------      -------      -------
Redemption fees(d) .............................            --            --        --(c)       --(c)        --(c)        --(c)
                                                        ------        ------   -------     -------      -------      -------
Net asset value, end of period .................        $11.94        $10.54   $  9.70     $ 16.52      $ 16.34      $ 14.47
                                                        ======        ======   =======     =======      =======      =======
Total return(e) ................................         14.14%         9.70%   (36.82)%      7.08%       15.90%        4.71%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................          2.12%         2.20%    2.08%(g)     2.00%(g)     1.98%(g)     1.94%(g)
Net investment income (loss) ...................         (0.07)%        0.64%     0.64%       0.59%        0.64%        0.26%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............        $5,897        $6,616   $ 8,449     $18,598      $22,120      $22,072
Portfolio turnover rate ........................          2.90%        10.95%    15.88%      22.74%       34.36%       25.33%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             68 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                   SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2010    --------------------------------------------------------
CLASS C                                               (UNAUDITED)       2009      2008         2007         2006         2005
-------                                            ----------------   -------   -------      -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........       $ 10.52        $  9.70   $ 16.51      $ 16.34      $ 14.47      $ 13.85
                                                       -------        -------   -------      -------      -------      -------
Income from investment operations(a):
   Net investment income (loss)(b) .............         (0.01)          0.06      0.09         0.10         0.10         0.04
   Net realized and unrealized gains (losses) ..          1.49           0.85     (5.81)        1.02         2.16         0.61
                                                       -------        -------   -------      -------      -------      -------
Total from investment operations ...............          1.48           0.91     (5.72)        1.12         2.26         0.65
                                                       -------        -------   -------      -------      -------      -------
Less distributions from:
   Net investment income .......................         (0.09)         (0.09)    (0.12)       (0.11)       (0.05)          --
   Net realized gains ..........................            --             --     (0.97)       (0.84)       (0.34)       (0.03)
                                                       -------        -------   -------      -------      -------      -------
Total distributions ............................         (0.09)         (0.09)    (1.09)       (0.95)       (0.39)       (0.03)
                                                       -------        -------   -------      -------      -------      -------
Redemption fees(c) .............................            --             --        --(d)        --(d)        --(d)        --(d)
                                                       -------        -------   -------      -------      -------      -------
Net asset value, end of period .................       $ 11.91        $ 10.52   $  9.70      $ 16.51      $ 16.34      $ 14.47
                                                       =======        =======   =======      =======      =======      =======
Total return(e) ................................         14.17%          9.59%   (36.80)%       7.07%       15.92%        4.69%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................          2.14%          2.20%     2.08%(g)     1.99%(g)     1.97%(g)     1.94%(g)
Net investment income (loss) ...................         (0.09)%         0.64%     0.64%        0.60%        0.65%        0.26%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............       $26,481        $23,845   $24,772      $52,711      $63,983      $59,929
Portfolio turnover rate ........................          2.90%         10.95%    15.88%       22.74%       34.36%       25.33%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 69

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                   SIX MONTHS ENDED                  YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2010    ----------------------------------------------------
CLASS R                                               (UNAUDITED)     2009       2008        2007        2006        2005
-------                                            ----------------   ------   -------      ------      ------      ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........        $10.55        $ 9.74   $ 16.61      $16.42      $14.56      $13.93
                                                        ------        ------   -------      ------      ------      ------
Income from investment operations(a):
   Net investment income(b) ....................          0.02          0.10      0.16        0.17        0.17        0.11
   Net realized and unrealized gains (losses) ..          1.49          0.86     (5.84)       1.05        2.17        0.61
                                                        ------        ------   -------      ------      ------      ------
Total from investment operations ...............          1.51          0.96     (5.68)       1.22        2.34        0.72
                                                        ------        ------   -------      ------      ------      ------
Less distributions from:
   Net investment income .......................         (0.14)        (0.15)    (0.22)      (0.19)      (0.14)      (0.06)
   Net realized gains ..........................            --            --     (0.97)      (0.84)      (0.34)      (0.03)
                                                        ------        ------   -------      ------      ------      ------
Total distributions ............................         (0.14)        (0.15)    (1.19)      (1.03)      (0.48)      (0.09)
                                                        ------        ------   -------      ------      ------      ------
Redemption fees(c) .............................            --            --        --(d)       --(d)       --(d)       --(d)
                                                        ------        ------   -------      ------      ------      ------
Net asset value, end of period .................        $11.92        $10.55   $  9.74      $16.61      $16.42      $14.56
                                                        ======        ======   =======      ======      ======      ======
Total return(e) ................................         14.37%        10.18%   (36.46)%      7.59%      16.46%       5.19%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................          1.64%         1.70%     1.58%(g)    1.50%(g)    1.48%(g)    1.44%(g)
Net investment income ..........................          0.41%         1.14%     1.14%       1.09%       1.14%       0.76%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............        $3,920        $3,707   $ 3,550      $7,812      $7,717      $6,896
Portfolio turnover rate ........................          2.90%        10.95%    15.88%      22.74%      34.36%      25.33%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             70 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND

                                                   SIX MONTHS ENDED             YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2010    ------------------------------------------
ADVISOR CLASS                                         (UNAUDITED)      2009      2008         2007       2006(a)
-------------                                      ----------------   ------   -------      -------      -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........        $10.60        $ 9.83   $ 16.76      $ 16.56      $14.63
                                                        ------        ------   -------      -------      ------
Income from investment operations(b):
   Net investment income(c) ....................          0.03          0.14      0.22         0.25        0.24
   Net realized and unrealized gains (losses) ..          1.52          0.86     (5.88)        1.06        2.23
                                                        ------        ------   -------      -------      ------
Total from investment operations ...............          1.55          1.00     (5.66)        1.31        2.47
                                                        ------        ------   -------      -------      ------
Less distributions from:
   Net investment income .......................         (0.19)        (0.23)    (0.30)       (0.27)      (0.20)
   Net realized gains ..........................            --            --     (0.97)       (0.84)      (0.34)
                                                        ------        ------   -------      -------      ------
Total distributions ............................         (0.19)        (0.23)    (1.27)       (1.11)      (0.54)
                                                        ------        ------   -------      -------      ------
Redemption fees(d) .............................            --            --        --(e)        --(e)       --(e)
                                                        ------        ------   -------      -------      ------
Net asset value, end of period .................        $11.96        $10.60   $  9.83      $ 16.76      $16.56
                                                        ======        ======   =======      =======      ======
Total return(f) ................................         14.79%        10.68%   (36.13)%       8.12%      17.09%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .......................................          1.14%         1.20%     1.08%(h)     1.00%(h)    0.98%(h)
Net investment income ..........................          0.91%         1.64%     1.64%        1.59%       1.64%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............        $5,810        $3,896   $ 2,622      $ 3,381      $1,989
Portfolio turnover rate ........................          2.90%        10.95%    15.88%       22.74%      34.36%

(a)  For the period November 1, 2005 (effective date) to October 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 71

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2010 (UNAUDITED)

          FRANKLIN LARGE CAP VALUE FUND                                                   SHARES        VALUE
          -----------------------------                                                 ---------   ------------
          COMMON STOCKS 96.0%
          BANKS 1.4%
          U.S. Bancorp ..............................................................      80,000   $  2,141,600
                                                                                                    ------------
          CAPITAL GOODS 17.0%
          3M Co. ....................................................................      35,000      3,103,450
          Dover Corp. ...............................................................      71,000      3,707,620
          Eaton Corp. ...............................................................      45,000      3,472,200
          General Electric Co. ......................................................     245,000      4,620,700
          Illinois Tool Works Inc. ..................................................      60,000      3,066,000
          Masco Corp. ...............................................................     108,000      1,752,840
          Parker Hannifin Corp. .....................................................      33,000      2,282,940
          United Technologies Corp. .................................................      45,000      3,372,750
                                                                                                    ------------
                                                                                                      25,378,500
                                                                                                    ------------
          CONSUMER DURABLES & APPAREL 5.5%
          D.R. Horton Inc. ..........................................................     119,500      1,755,455
          Fortune Brands Inc. .......................................................      69,000      3,616,980
          NIKE Inc., B ..............................................................      38,000      2,884,580
                                                                                                    ------------
                                                                                                       8,257,015
                                                                                                    ------------
          CONSUMER SERVICES 1.7%
          McDonald's Corp. ..........................................................      35,000      2,470,650
                                                                                                    ------------
          DIVERSIFIED FINANCIALS 6.4%
          Bank of America Corp. .....................................................      86,000      1,533,380
          The Bank of New York Mellon Corp. .........................................      75,000      2,334,750
          a Citigroup Inc. ..........................................................      81,000        353,970
          Morgan Stanley ............................................................      45,000      1,359,900
          State Street Corp. ........................................................      90,000      3,915,000
                                                                                                    ------------
                                                                                                       9,497,000
                                                                                                    ------------
          ENERGY 10.9%
          Apache Corp. ..............................................................      28,000      2,849,280
          Chesapeake Energy Corp. ...................................................      50,000      1,190,000
          ConocoPhillips ............................................................      26,000      1,538,940
          Devon Energy Corp. ........................................................      30,000      2,019,900
          Exxon Mobil Corp. .........................................................      34,000      2,306,900
          Occidental Petroleum Corp. ................................................      32,000      2,837,120
          Peabody Energy Corp. ......................................................      47,000      2,195,840
(a)       Transocean Ltd. ...........................................................      18,000      1,304,100
                                                                                                    ------------
                                                                                                      16,242,080
                                                                                                    ------------
          FOOD & STAPLES RETAILING 1.9%
          Wal-Mart Stores Inc. ......................................................      54,000      2,897,100
                                                                                                    ------------
          HEALTH CARE EQUIPMENT & SERVICES 1.4%
          Becton, Dickinson and Co. .................................................      26,500      2,023,805
                                                                                                    ------------
          HOUSEHOLD & PERSONAL PRODUCTS 3.6%
          Kimberly-Clark Corp. ......................................................      40,000      2,450,400
          The Procter & Gamble Co. ..................................................      47,500      2,952,600
                                                                                                    ------------
                                                                                                       5,403,000
                                                                                                    ------------


                             72 | Semiannual Report

Franklin Value Investors Trust

          FRANKLIN LARGE CAP VALUE FUND                                                   SHARES        VALUE
          -----------------------------                                                 ---------   ------------
          COMMON STOCKS (CONTINUED)
          INSURANCE 9.8%
          Aflac Inc. ................................................................      64,000   $  3,261,440
          The Allstate Corp. ........................................................     100,000      3,267,000
(a)       Berkshire Hathaway Inc., A ................................................           8        922,600
          Chubb Corp. ...............................................................      65,000      3,436,550
          MetLife Inc. ..............................................................      83,000      3,783,140
                                                                                                    ------------
                                                                                                      14,670,730
                                                                                                    ------------
          MATERIALS 10.1%
          Air Products and Chemicals Inc. ...........................................       5,000        383,900
          Alcoa Inc. ................................................................     210,000      2,822,400
          The Dow Chemical Co. ......................................................     105,000      3,237,150
          Nucor Corp. ...............................................................     130,000      5,891,600
          Praxair Inc. ..............................................................      33,000      2,764,410
                                                                                                    ------------
                                                                                                      15,099,460
                                                                                                    ------------
          PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 7.0%
          Abbott Laboratories .......................................................      30,000      1,534,800
(a)       Gilead Sciences Inc. ......................................................      37,200      1,475,724
          Merck & Co. Inc. ..........................................................     141,252      4,949,470
          Pfizer Inc. ...............................................................     150,000      2,508,000
                                                                                                    ------------
                                                                                                      10,467,994
                                                                                                    ------------
          RETAILING 6.4%
          The Home Depot Inc. .......................................................     116,000      4,089,000
          J.C. Penney Co. Inc. ......................................................      81,200      2,368,604
          Nordstrom Inc. ............................................................      59,000      2,438,470
(a)       Office Depot Inc. .........................................................      84,500        579,670
                                                                                                    ------------
                                                                                                       9,475,744
                                                                                                    ------------
          SOFTWARE & SERVICES 6.3%
          International Business Machines Corp. .....................................      33,500      4,321,500
          Microsoft Corp. ...........................................................     165,000      5,039,100
                                                                                                    ------------
                                                                                                       9,360,600
                                                                                                    ------------
          TECHNOLOGY HARDWARE & EQUIPMENT 2.5%
          Hewlett-Packard Co. .......................................................      71,000      3,689,870
                                                                                                    ------------
          TRANSPORTATION 1.9%
          Norfolk Southern Corp. ....................................................      47,000      2,788,510
                                                                                                    ------------
          UTILITIES 2.2%
          Entergy Corp. .............................................................      27,000      2,194,830
          Sempra Energy .............................................................      23,000      1,131,140
                                                                                                    ------------
                                                                                                       3,325,970
                                                                                                    ------------
          TOTAL COMMON STOCKS (COST $126,187,793) ...................................                143,189,628
                                                                                                    ------------


                             Semiannual Report | 73

Franklin Value Investors Trust

          FRANKLIN LARGE CAP VALUE FUND                                                   SHARES        VALUE
          -----------------------------                                                 ---------   ------------
          SHORT TERM INVESTMENTS (COST $6,423,454) 4.3%
          MONEY MARKET FUNDS 4.3%
(b)       Institutional Fiduciary Trust Money Market Portfolio, 0.00% ...............   6,423,454   $  6,423,454
                                                                                                    ------------
          TOTAL INVESTMENTS (COST $132,611,247) 100.3% ..............................                149,613,082
          OTHER ASSETS, LESS LIABILITIES (0.3)% .....................................                   (409,123)
                                                                                                    ------------
          NET ASSETS 100.0% .........................................................               $149,203,959
                                                                                                    ============

(a)  Non-income producing.

(b) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             74 | Semiannual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MICROCAP VALUE FUND

                                           SIX MONTHS ENDED                        YEAR ENDED OCTOBER 31,
                                            APRIL 30, 2010    ----------------------------------------------------------------
CLASS A                                       (UNAUDITED)       2009          2008          2007          2006          2005
-------                                    ----------------   --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...       $  25.84       $  25.09      $  44.02      $  41.32      $  38.15      $  34.48
                                               --------       --------      --------      --------      --------      --------
Income from investment operations(a):
   Net investment income(b) ............           0.05           0.18          0.38          0.39          0.48          0.18
   Net realized and unrealized gains
      (losses) .........................           6.10           2.87        (13.69)         5.10          5.73          5.32
                                               --------       --------      --------      --------      --------      --------
Total from investment operations .......           6.15           3.05        (13.31)         5.49          6.21          5.50
                                               --------       --------      --------      --------      --------      --------
Less distributions from:
   Net investment income ...............          (0.15)         (0.41)        (0.41)        (0.57)        (0.19)        (0.05)
   Net realized gains ..................             --          (1.89)        (5.21)        (2.22)        (2.85)        (1.78)
                                               --------       --------      --------      --------      --------      --------
Total distributions ....................          (0.15)         (2.30)        (5.62)        (2.79)        (3.04)        (1.83)
                                               --------       --------      --------      --------      --------      --------
Redemption fees(c) .......................             --             --            --(d)         --(d)         --(d)         --(d)
                                               --------       --------      --------      --------      --------      --------
Net asset value, end of period .........       $  31.84       $  25.84      $  25.09      $  44.02      $  41.32      $  38.15
                                               ========       ========      ========      ========      ========      ========
Total return(e) ........................          23.92%         15.07%       (33.44)%       13.73%        17.25%        16.45%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses before waiver and payments by
   affiliates ..........................           1.16%          1.18%         1.11%         1.08%         1.11%         1.10%
Expenses net of waiver and payments by
   affiliates ..........................           1.14%          1.17%(g)      1.11%(g)      1.08%(g)      1.11%(g)      1.10%(g)
Net investment income ..................           0.33%          0.79%         1.16%         0.89%         1.22%         0.48%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......       $275,920       $232,075      $238,025      $467,995      $473,837      $443,037
Portfolio turnover rate ................           4.71%         10.97%        11.84%         9.95%         6.47%        13.86%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 75

Franklin Value Investors Trust

FRANKLIN MICROCAP VALUE FUND

                                           SIX MONTHS ENDED               YEAR ENDED OCTOBER 31,
                                            APRIL 30, 2010    ----------------------------------------------
ADVISOR CLASS                                 (UNAUDITED)       2009         2008         2007       2006(a)
-------------                              ----------------   -------      -------      -------      ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ...       $  25.85       $ 25.14      $ 44.14      $ 41.43      $38.28
                                               --------       -------      -------      -------      ------
Income from investment operations(b):
   Net investment income(c) ............           0.08          0.22         0.42         0.49        0.61
   Net realized and unrealized gains
      (losses) .........................           6.11          2.87       (13.68)        5.11        5.58
                                               --------       -------      -------      -------      ------
Total from investment operations .......           6.19          3.09       (13.26)        5.60        6.19
                                               --------       -------      -------      -------      ------
Less distributions from:
   Net investment income ...............          (0.21)        (0.49)       (0.53)       (0.67)      (0.19)
   Net realized gains ..................             --         (1.89)       (5.21)       (2.22)      (2.85)
                                               --------       -------      -------      -------      ------
Total distributions ....................          (0.21)        (2.38)       (5.74)       (2.89)      (3.04)
                                               --------       -------      -------      -------      ------
Redemption fees(d) .....................             --            --           --(e)        --(e)       --(e)
                                               --------       -------      -------      -------      ------
Net asset value, end of period .........       $  31.83       $ 25.85      $ 25.14      $ 44.14      $41.43
                                               ========       =======      =======      =======      ======
Total return(f) ........................          24.09%        15.33%      (33.29)%      13.99%      17.56%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by
   affiliates ..........................           0.94%         0.94%        0.87%        0.84%       0.87%
Expenses net of waiver and payments by
   affiliates ..........................           0.92%         0.93%(h)     0.87%(h)     0.84%(h)    0.87%(h)
Net investment income ..................           0.55%         1.03%        1.40%        1.13%       1.46%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ......       $117,195       $84,298      $61,489      $32,796      $6,298
Portfolio turnover rate ................           4.71%        10.97%       11.84%        9.95%       6.47%

(a)  For the period November 1, 2005 (effective date) to October 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             76 | Semiannual Report

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2010 (UNAUDITED)

          FRANKLIN MICROCAP VALUE FUND                                                     SHARES         VALUE
          ----------------------------                                                  -----------   ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS 84.8%
          BANKS 2.7%
          Bar Harbor Bankshares .....................................................       105,000   $  3,071,250
(a)       BFC Financial Corp., A ....................................................     1,110,000        821,400
(a, b, c) Black River BancVenture Inc. ..............................................       495,000      2,942,874
(a)       Citizens Community Bancorp Inc. ...........................................        28,800        122,400
          First Defiance Financial Corp. ............................................       235,000      3,172,500
          WSB Holdings Inc. .........................................................       166,160        510,111
                                                                                                      ------------
                                                                                                        10,640,535
                                                                                                      ------------
          CAPITAL GOODS 16.5%
(d, e)    A.O. Smith Corp., Contingent Distribution .................................        44,600        343,447
          Alamo Group Inc. ..........................................................       310,000      7,303,600
          Burnham Holdings Inc., A ..................................................       219,000      3,339,750
          CIRCOR International Inc. .................................................       120,200      4,142,092
          Ducommun Inc. .............................................................       125,000      2,861,250
(b)       Espey Manufacturing and Electronics Corp. .................................       153,299      2,958,671
(a)       Gibraltar Industries Inc. .................................................       356,099      5,348,607
(a)       Griffon Corp. .............................................................       120,000      1,692,000
(b)       Hardinge Inc. .............................................................     1,092,440     10,924,400
(a, b)    Hurco Cos. Inc. ...........................................................       346,071      6,734,542
          Insteel Industries Inc. ...................................................       107,023      1,312,102
(a)       Layne Christensen Co. .....................................................        61,745      1,690,578
(a)       Lydall Inc. ...............................................................       170,800      1,376,648
          Miller Industries Inc. ....................................................       361,500      5,169,450
(a)       Northwest Pipe Co. ........................................................       159,954      3,858,090
(a, c)    Smith Investment Co. LLC ..................................................        44,600        272,952
(a)       Sparton Corp. .............................................................       484,371      2,828,727
(a)       Tecumseh Products Co., A ..................................................       200,000      2,556,000
(a)       Tecumseh Products Co., B ..................................................        12,799        167,923
                                                                                                      ------------
                                                                                                        64,880,829
                                                                                                      ------------
          COMMERCIAL & PROFESSIONAL SERVICES 7.4%
          Ecology and Environment Inc., A ...........................................       199,811      2,641,502
          Healthcare Services Group Inc. ............................................       551,500     11,851,735
(a)       Kelly Services Inc., A ....................................................        60,100        966,408
(a)       SFN Group Inc. ............................................................     1,582,000     13,526,100
                                                                                                      ------------
                                                                                                        28,985,745
                                                                                                      ------------
          CONSUMER DURABLES & APPAREL 6.6%
(a)       Bassett Furniture Industries Inc. .........................................       122,100        731,379
          Callaway Golf Co. .........................................................       100,000        939,000
(a, b)    Cobra Electronics Corp. ...................................................       540,000      1,517,400
(a, b)    Delta Apparel Inc. ........................................................       778,985     13,079,158
(a)       The Dixie Group Inc. ......................................................       480,000      2,352,000
          Flexsteel Industries Inc. .................................................       231,325      3,240,863
(a)       Johnson Outdoors Inc., A ..................................................       125,000      1,588,750
(a)       P & F Industries Inc., A ..................................................        89,700        224,250
(a, b)    Tandy Brands Accessories Inc. .............................................       540,000      2,181,600
                                                                                                      ------------
                                                                                                        25,854,400
                                                                                                      ------------


                             Semiannual Report | 77

Franklin Value Investors Trust

          FRANKLIN MICROCAP VALUE FUND                                                     SHARES         VALUE
          ----------------------------                                                  -----------   ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          DIVERSIFIED FINANCIALS 1.0%
          Kohlberg Capital Corp. ....................................................       682,977   $  3,858,820
                                                                                                      ------------
          ENERGY 2.6%
(a)       PHI Inc. ..................................................................        17,600        370,832
(a)       PHI Inc., non-voting ......................................................       470,499      9,781,674
                                                                                                      ------------
                                                                                                        10,152,506
                                                                                                      ------------
          FOOD & STAPLES RETAILING 2.3%
          Village Super Market Inc., A ..............................................       335,000      9,014,850
                                                                                                      ------------
          FOOD, BEVERAGE & TOBACCO 12.8%
(a)       Alliance One International Inc. ...........................................       962,000      4,896,580
          Griffin Land & Nurseries Inc. .............................................       168,000      4,914,000
(a)       John B. Sanfilippo & Son Inc. .............................................       211,000      3,171,330
(a, b)    Omega Protein Corp. .......................................................     1,322,400      7,074,840
(a)       Seneca Foods Corp., A .....................................................       553,500     18,176,940
(a)       Seneca Foods Corp., B .....................................................       121,500      3,968,190
(a)       Smithfield Foods Inc. .....................................................       438,600      8,219,364
                                                                                                      ------------
                                                                                                        50,421,244
                                                                                                      ------------
          INSURANCE 5.9%
(a, b)    ACMAT Corp., A ............................................................       392,800      8,936,200
          Baldwin & Lyons Inc., B ...................................................       288,875      7,247,874
          Mercer Insurance Group Inc. ...............................................       156,046      2,863,444
          Safety Insurance Group Inc. ...............................................        51,000      1,901,790
(a)       United America Indemnity Ltd. .............................................       217,168      2,063,096
                                                                                                      ------------
                                                                                                        23,012,404
                                                                                                      ------------
          MATERIALS 7.6%
(a, b)    American Pacific Corp. ....................................................       750,000      4,575,000
          Central Steel and Wire Co. ................................................         6,905      4,729,925
(a, b)    Continental Materials Corp. ...............................................       130,000      2,099,500
(a)       Intertape Polymer Group Inc. (Canada) .....................................       900,000      2,869,920
(a)       Mercer International Inc. (Germany) .......................................       208,000      1,146,080
          The Monarch Cement Co. ....................................................        53,444      1,576,598
(a)       RTI International Metals Inc. .............................................       285,700      7,728,185
(a)       Universal Stainless & Alloy Products Inc. .................................       226,582      5,286,158
                                                                                                      ------------
                                                                                                        30,011,366
                                                                                                      ------------
          REAL ESTATE 1.6%
(a, f)    Arbor Realty Trust Inc. ...................................................       340,000      1,387,200
(a, g)    Bresler & Reiner Inc. .....................................................       205,000        461,250
(a, c)    LandCo Real Estate LLC, Liquidating Trust .................................        94,800        259,667
(a, b)    Origen Financial Inc. .....................................................     2,500,000      4,300,000
                                                                                                      ------------
                                                                                                         6,408,117
                                                                                                      ------------
          RETAILING 8.1%
          Brown Shoe Co. Inc. .......................................................       253,000      4,756,400
(a)       The Coast Distribution System Inc. ........................................        66,800        294,254
(a, b)    Duckwall-ALCO Stores Inc. .................................................       238,000      3,998,400
          Fred's Inc. ...............................................................       420,000      5,833,800


                             78 | Semiannual Report

Franklin Value Investors Trust

          FRANKLIN MICROCAP VALUE FUND                                                     SHARES         VALUE
          ----------------------------                                                  -----------   ------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          RETAILING (CONTINUED)
          Haverty Furniture Cos. Inc. ...............................................       466,000   $  7,595,800
(a)       Shoe Carnival Inc. ........................................................       340,000      9,404,400
                                                                                                      ------------
                                                                                                        31,883,054
                                                                                                      ------------
          TECHNOLOGY HARDWARE & EQUIPMENT 1.1%
(a, c, e) Allen Organ Co., Contingent Disribution ...................................        94,800        325,164
(a, b)    GTSI Corp. ................................................................       625,000      4,000,000
                                                                                                      ------------
                                                                                                         4,325,164
                                                                                                      ------------
          TELECOMMUNICATION SERVICES 1.7%
          Atlantic Tele-Network Inc. ................................................        86,300      4,762,034
          North State Telecommunications Corp., B ...................................        21,757      1,762,317
                                                                                                      ------------
                                                                                                         6,524,351
                                                                                                      ------------
          TRANSPORTATION 6.9%
          International Shipholding Corp. ...........................................       359,000     10,892,060
(a)       P.A.M. Transportation Services Inc. .......................................       460,000      7,286,400
          Providence and Worcester Railroad Co. .....................................       205,000      2,695,750
(a)       SAIA Inc. .................................................................       126,404      2,094,514
(a)       USA Truck Inc. ............................................................       230,000      4,236,600
                                                                                                      ------------
                                                                                                        27,205,324
                                                                                                      ------------
          TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $238,749,154) ........                  333,178,709
                                                                                                      ------------

                                                                                         PRINCIPAL
                                                                                           AMOUNT
                                                                                        -----------
          CONVERTIBLE BONDS (COST $7,091,000) 3.1%
          MATERIALS 3.1%
          Mercer International Inc, cvt., senior sub. note, 8.50%, 1/15/12 ..........   $ 7,091,000     12,373,795
                                                                                                      ------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $245,840,154) .......                  345,552,504
                                                                                                      ------------

                                                                                           SHARES
                                                                                        -----------
          SHORT TERM INVESTMENTS 13.3%
          MONEY MARKET FUNDS (COST $50,792,686) 12.9%
(h)       Institutional Fiduciary Trust Money Market Portfolio, 0.00% ...............    50,792,686     50,792,686
                                                                                                      ------------
(i)       INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.4%
          MONEY MARKET FUNDS (COST $10,470) 0.0%(j)
(a)       Bank of New York Institutional Cash Reserve Fund, Series B ................        10,470          8,376
                                                                                                      ------------

                                                                                         PRINCIPAL
                                                                                           AMOUNT
                                                                                        -----------

(k)       REPURCHASE AGREEMENTS 0.4%
          Banc of America Securities LLC, 0.18%, 5/03/10 (Maturity Value $310,005)
             Collateralized by U.S. Government Agency Securities, 2.75% - 7.00%,
                10/15/11 - 11/15/51 .................................................   $   310,000        310,000
          Barclays Capital Inc., 0.20%, 5/03/10 (Maturity Value $268,004)
             Collateralized by U.S. Treasury Notes, 0.75% - 5.125%, 5/15/10 -
                5/15/18; U.S. Treasury Bonds, 7.50% - 7.625%, 11/15/16 - 11/15/22;
                and (l)U.S. Treasury Bills, 9/09/10 .................................       268,000        268,000


                             Semiannual Report | 79

Franklin Value Investors Trust

                                                                                         PRINCIPAL
          FRANKLIN MICROCAP VALUE FUND                                                     AMOUNT         VALUE
          ----------------------------                                                  -----------   ------------
          SHORT TERM INVESTMENTS (CONTINUED)
(i)       INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES (CONTINUED)
(k)       REPURCHASE AGREEMENTS (CONTINUED)
          BNP Paribas Securities Corp., 0.19%, 5/03/10 (Maturity Value $300,005)
             Collateralized by U.S. Government Agency Securities, 0.23% - 5.25%,
                6/10/11- 8/08/33; and lU.S. Government Agency Discount
                Notes, 7/08/10 ......................................................   $   300,000   $    300,000
          Deutsche Bank Securities Inc., 0.19%, 5/03/10 (Maturity Value $210,003)
             Collateralized by U.S. Government Agency Securities, 0.25% - 5.625%,
                5/14/10 - 7/15/37; and lU.S. Government Agency Discount Notes,
                5/03/10 - 9/22/10 ...................................................       210,000        210,000
          RBS Securities Inc., 0.20%, 5/03/10 (Maturity Value $300,005)
             Collateralized by U.S. Government Agency Securities, 0.75% - 8.875%,
                6/02/10 - 4/15/30 ...................................................       300,000        300,000
                                                                                                      ------------
          TOTAL REPURCHASE AGREEMENTS (COST $1,388,000) .............................                    1,388,000
                                                                                                      ------------
          TOTAL INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES
             (COST $1,398,470) ......................................................                    1,396,376
                                                                                                      ------------
          TOTAL INVESTMENTS (COST $298,031,310) 101.2% ..............................                  397,741,566
          OTHER ASSETS, LESS LIABILITIES (1.2)% .....................................                   (4,626,942)
                                                                                                      ------------
          NET ASSETS 100.0% .........................................................                 $393,114,624
                                                                                                      ============

(a)  Non-income producing.

(b)  See Note 9 regarding holdings of 5% voting securities.

(c)  See Note 8 regarding restricted securities.

(d) Security has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2010, the value of this security was $343,447, representing 0.09% of net assets.

(e) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(f)  A portion or all of the security is on loan at April 30, 2010. See Note
     1(d).

(g)  See Note 11 regarding other considerations.

(h) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(i)  See Note 1(d) regarding securities on loan.

(j)  Rounds to less than 0.1% of net assets.

(k)  See Note 1(c) regarding repurchase agreements.

(l)  Security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                             80 | Semiannual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MIDCAP VALUE FUND

                                                       SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                                        APRIL 30, 2010    ------------------------------------------------------
CLASS A                                                   (UNAUDITED)       2009       2008        2007        2006      2005(a)
-------                                                ----------------   -------    -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............       $  8.35        $  7.31    $ 11.92     $ 11.37     $  9.80     $ 10.00
                                                           -------        -------    -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ........................          0.03           0.02(d)    0.02        0.27(e)     0.04        0.01
   Net realized and unrealized gains (losses) ......          1.62           1.07      (4.36)       0.63        1.59       (0.21)
                                                           -------        -------    -------     -------     -------     -------
Total from investment operations ...................          1.65           1.09      (4.34)       0.90        1.63       (0.20)
                                                           -------        -------    -------     -------     -------     -------
Less distributions from:
   Net investment income ...........................         (0.04)         (0.05)     (0.12)      (0.20)      (0.06)         --
   Net realized gains ..............................            --             --      (0.15)      (0.15)         --          --
                                                           -------        -------    -------     -------     -------     -------
Total distributions ................................         (0.04)         (0.05)     (0.27)      (0.35)      (0.06)         --
                                                           -------        -------    -------     -------     -------     -------
Redemption fees(f) .................................            --             --         --(g)       --(g)       --(g)       --(g)
                                                           -------        -------    -------     -------     -------     -------
Net asset value, end of period .....................       $  9.96        $  8.35    $  7.31     $ 11.92     $ 11.37     $  9.80
                                                           =======        =======    =======     =======     =======     =======
Total return(h) ....................................         19.86%         15.03%    (37.14)%      8.01%      16.70%      (2.00)%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by
   affiliates ......................................          1.78%          1.88%      1.78%       1.65%       1.97%       2.57%
Expenses net of waiver and payments by
   affiliates ......................................          1.34%          1.36%      1.40%(j)    1.40%(j)    1.40%(j)    1.40%
Net investment income ..............................          0.66%          0.33%d     0.15%       2.26%(e)    0.38%       0.37%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................       $51,033        $41,642    $39,626     $72,497     $42,677     $11,804
Portfolio turnover rate ............................         10.20%         14.56%     26.66%      12.39%      10.96%         --%

(a)  For the period July 1, 2005 (commencement of operations) to October 31,
     2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Net investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.16%.

(e) Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.18%.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Amount rounds to less than $0.01 per share.

(h) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 81

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND

                                                       SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                                        APRIL 30, 2010    ------------------------------------------------------
CLASS C                                                   (UNAUDITED)      2009         2008        2007       2006      2005(a)
-------                                                ----------------   ------      -------     -------     ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............      $  8.27         $ 7.24      $ 11.81     $ 11.29     $ 9.78     $10.00
                                                          -------         ------      -------     -------     ------     ------
Income from investment operations(b):
   Net investment income (loss)(c) .................           --(d)       (0.02)(e)    (0.05)       0.20(f)   (0.03)     (0.01)
   Net realized and unrealized gains (losses) ......         1.61           1.05        (4.31)       0.61       1.59      (0.21)
                                                          -------         ------      -------     -------     ------     ------
Total from investment operations ...................         1.61           1.03        (4.36)       0.81       1.56      (0.22)
                                                          -------         ------      -------     -------     ------     ------
Less distributions from:
   Net investment income ...........................           --(d)          --        (0.06)      (0.14)     (0.05)        --
   Net realized gains ..............................           --             --        (0.15)      (0.15)        --         --
                                                          -------         ------      -------     -------     ------     ------
Total distributions ................................           --(d)          --        (0.21)      (0.29)     (0.05)        --
                                                          -------         ------      -------     -------     ------     ------
Redemption fees(g) .................................           --             --           --(d)       --(d)      --(d)      --(d)
                                                          -------         ------      -------     -------     ------     ------
Net asset value, end of period .....................      $  9.88         $ 8.27      $  7.24     $ 11.81     $11.29     $ 9.78
                                                          =======         ======      =======     =======     ======     ======
Total return(h) ....................................        19.49%         14.23%      (37.54)%      7.27%     15.95%     (2.20)%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by
   affiliates ......................................         2.46%          2.56%        2.41%       2.30%      2.60%      3.22%
Expenses net of waiver and payments by
   affiliates ......................................         2.02%          2.04%        2.03%(j)    2.05%(j)   2.03%(j)   2.05%
Net investment income (loss) .......................        (0.02)%        (0.35)%(e)   (0.48)%      1.61%(f)  (0.25)%    (0.28)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................      $10,226         $8,598      $ 7,974     $15,103     $9,406     $3,275
Portfolio turnover rate ............................        10.20%         14.56%       26.66%      12.39%     10.96%        --%

(a)  For the period July 1, 2005 (commencement of operations) to October 3 2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e) Net investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.48%.

(f) Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.53%.

(g)  Effective September 1, 2008, the redemption fee was eliminated.

(h) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             82 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND

                                                       SIX MONTHS ENDED                  YEAR ENDED OCTOBER 31,
                                                        APRIL 30, 2010    -----------------------------------------------------
CLASS R                                                   (UNAUDITED)       2009        2008       2007       2006      2005(a)
-------                                                ----------------   -------     -------     ------     ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $ 8.33        $  7.30     $ 11.87     $11.35     $ 9.80     $10.00
                                                            ------        -------     -------     ------     ------     ------
Income from investment operations(b):
   Net investment income(c) ........................          0.02           0.01(d)       --(e)    0.27(f)    0.02       0.01
   Net realized and unrealized gains (losses) ......          1.63           1.06       (4.34)      0.61       1.59      (0.21)
                                                            ------        -------     -------     ------     ------     ------
Total from investment operations ...................          1.65           1.07       (4.34)      0.88       1.61      (0.20)
                                                            ------        -------     -------     ------     ------     ------
Less distributions from:
   Net investment income ...........................         (0.04)         (0.04)      (0.08)     (0.21)     (0.06)        --
   Net realized gains ..............................            --             --       (0.15)     (0.15)        --         --
                                                            ------        -------     -------     ------     ------     ------
Total distributions ................................         (0.04)         (0.04)      (0.23)     (0.36)     (0.06)        --
                                                            ------        -------     -------     ------     ------     ------
Redemption fees(g) .................................            --             --          --(e)      --(e)      --(e)      --(e)
                                                            ------        -------     -------     ------     ------     ------
Net asset value, end of period .....................        $ 9.94        $  8.33     $  7.30     $11.87     $11.35     $ 9.80
                                                            ======        =======     =======     ======     ======     ======
Total return(h) ....................................         19.85%         14.77%     (37.23)%     7.85%     16.47%     (2.00)%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by
    affiliates .....................................          1.99%          2.07%       1.93%      1.80%      2.12%      2.72%
Expenses net of waiver and payments by
    affiliates .....................................          1.55%          1.55%       1.55%(j)   1.55%(j)   1.55%(j)   1.55%
Net investment income ..............................          0.45%          0.14%(d)      --%(k)   2.11%(f)   0.23%      0.22%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................        $  552        $   440     $   339     $  690     $  133     $   36
Portfolio turnover rate ............................         10.20%         14.56%      26.66%     12.39%     10.96%        --%

(a)  For the period July 1, 2005 (commencement of operations) to October 31,
     2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Net investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.

(e)  Amount rounds to less than $0.01 per share.

(f) Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.03%.

(g)  Effective September 1, 2008, the redemption fee was eliminated.

(h) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j)  Benefit of expense reduction rounds to less than 0.01%.

(k)  Rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 83

Franklin Value Investors Trust

FRANKLIN MIDCAP VALUE FUND

                                                       SIX MONTHS ENDED                  YEAR ENDED OCTOBER 31,
                                                        APRIL 30, 2010    ----------------------------------------------------
ADVISOR CLASS                                             (UNAUDITED)      2009        2008       2007       2006      2005(a)
-------------                                          ----------------   ------     -------     ------     ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............        $ 8.38        $ 7.35     $ 11.99     $11.42     $ 9.81     $10.00
                                                            ------        ------     -------     ------     ------     ------
Income from investment operations(b):
   Net investment income(c) ........................          0.04          0.04(d)     0.05       0.33(e)    0.08       0.03
   Net realized and unrealized gains (losses) ......          1.63          1.07       (4.38)      0.62       1.60      (0.22)
                                                            ------        ------     -------     ------     ------     ------
Total from investment operations ...................          1.67          1.11       (4.33)      0.95       1.68      (0.19)
                                                            ------        ------     -------     ------     ------     ------
Less distributions from:
   Net investment income ...........................         (0.06)        (0.08)      (0.16)     (0.23)     (0.07)        --
   Net realized gains ..............................            --            --       (0.15)     (0.15)        --         --
                                                            ------        ------     -------     ------     ------     ------
Total distributions ................................         (0.06)        (0.08)      (0.31)     (0.38)     (0.07)        --
                                                            ------        ------     -------     ------     ------     ------
Redemption fees(f) .................................            --            --          --(g)      --(g)      --(g)      --(g)
                                                            ------        ------     -------     ------     ------     ------
Net asset value, end of period .....................        $ 9.99        $ 8.38     $  7.35     $11.99     $11.42     $ 9.81
                                                            ======        ======     =======     ======     ======     ======
Total return(h) ....................................         20.05%        15.43%     (36.97)%     8.42%     17.18%     (1.90)%
RATIOS TO AVERAGE NET ASSETS(i)
Expenses before waiver and payments by
   affiliates ......................................          1.49%         1.57%       1.43%      1.30%      1.62%      2.22%
Expenses net of waiver and payments by
   affiliates ......................................          1.05%         1.05%       1.05%(j)   1.05%(j)   1.05%(j)   1.05%
Net investment income ..............................          0.95%         0.64%(d)    0.50%      2.61%(e)   0.73%      0.72%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................        $1,423        $1,198     $   767     $1,136     $  777     $  434
Portfolio turnover rate ............................         10.20%        14.56%      26.66%     12.39%     10.96%        --%

(a)  For the period July 1, 2005 (commencement of operations) to October 31,
     2005.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Net investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.47%.

(e) Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.53%.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Amount rounds to less than $0.01 per share.

(h)  Total return is not annualized for periods less than one year.

(i)  Ratios are annualized for periods less than one year.

(j)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             84 | Semiannual Report

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2010 (UNAUDITED)

    FRANKLIN MIDCAP VALUE FUND                                    SHARES/UNITS      VALUE
    --------------------------                                    ------------   -----------
    COMMON STOCKS AND OTHER EQUITY INTERESTS 95.0%
    AUTOMOBILES & COMPONENTS 4.0%
(a) Autoliv Inc. (Sweden) .....................................        24,700    $ 1,352,325
    Harley-Davidson Inc. ......................................        35,400      1,197,582
                                                                                 -----------
                                                                                   2,549,907
                                                                                 -----------
    BANKS 3.8%
    Hudson City Bancorp Inc. ..................................        95,500      1,270,150
    PNC Financial Services Group Inc. .........................        16,927      1,137,664
                                                                                 -----------
                                                                                   2,407,814
                                                                                 -----------
    CAPITAL GOODS 7.9%
    Carlisle Cos. Inc. ........................................        18,800        709,324
    Dover Corp. ...............................................        17,400        908,628
    Eaton Corp. ...............................................         9,100        702,156
    Roper Industries Inc. .....................................        20,100      1,226,502
(a) Terex Corp. ...............................................        14,200        376,584
    W.W. Grainger Inc. ........................................         9,700      1,072,238
                                                                                 -----------
                                                                                   4,995,432
                                                                                 -----------
    COMMERCIAL & PROFESSIONAL SERVICES 0.6%
    Robert Half International Inc. ............................        12,900        353,202
                                                                                 -----------
    CONSUMER DURABLES & APPAREL 5.1%
    Fortune Brands Inc. .......................................        24,300      1,273,806
    Hasbro Inc. ...............................................        39,000      1,496,040
    M.D.C. Holdings Inc. ......................................        12,100        463,430
                                                                                 -----------
                                                                                   3,233,276
                                                                                 -----------
    CONSUMER SERVICES 4.1%
    Burger King Holdings Inc. .................................        60,500      1,276,550
    Hillenbrand Inc. ..........................................        53,500      1,315,030
                                                                                 -----------
                                                                                   2,591,580
                                                                                 -----------
    DIVERSIFIED FINANCIALS 4.4%
    KKR & Co. Guernsey LP (Units) .............................       109,200      1,330,056
    Northern Trust Corp. ......................................        26,800      1,473,464
                                                                                 -----------
                                                                                   2,803,520
                                                                                 -----------
    ENERGY 9.5%
    Chesapeake Energy Corp. ...................................        24,900        592,620
    Ensco PLC, ADR ............................................        31,396      1,481,263
    Overseas Shipholding Group Inc. ...........................        21,200      1,061,272
    Peabody Energy Corp. ......................................        23,000      1,074,560
    Teekay Corp. (Bahamas) ....................................        19,100        478,455
    Tidewater Inc. ............................................        24,700      1,324,167
                                                                                 -----------
                                                                                   6,012,337
                                                                                 -----------
    FOOD, BEVERAGE & TOBACCO 6.3%
    Bunge Ltd. ................................................         7,394        391,512
    Corn Products International Inc. ..........................        13,000        468,000
(a) Dean Foods Co. ............................................        88,900      1,395,730
    McCormick & Co. Inc. ......................................        43,800      1,733,166
                                                                                 -----------
                                                                                   3,988,408
                                                                                 -----------


                             Semiannual Report | 85

Franklin Value Investors Trust

    FRANKLIN MIDCAP VALUE FUND                                    SHARES/UNITS      VALUE
    --------------------------                                    ------------   -----------
    COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
    HEALTH CARE EQUIPMENT & SERVICES 5.4%
    Hill-Rom Holdings Inc. ....................................        42,300    $ 1,341,333
(a) Laboratory Corp. of America Holdings ......................        18,900      1,484,973
(a) LifePoint Hospitals Inc. ..................................        16,100        614,698
                                                                                 -----------
                                                                                   3,441,004
                                                                                 -----------
    HOUSEHOLD & PERSONAL PRODUCTS 1.9%
    Alberto-Culver Co. ........................................        40,700      1,172,160
                                                                                 -----------
    INSURANCE 6.6%
    Arthur J. Gallagher & Co. .................................        14,200        373,034
    Cincinnati Financial Corp. ................................        24,800        704,320
    Erie Indemnity Co., A .....................................        33,500      1,551,385
    Old Republic International Corp. ..........................        22,175        332,847
    W. R. Berkley Corp. .......................................        45,300      1,223,100
                                                                                 -----------
                                                                                   4,184,686
                                                                                 -----------
    MATERIALS 9.0%
    Bemis Co. Inc. ............................................        34,600      1,052,186
    Celanese Corp., A .........................................        53,000      1,695,470
    MeadWestvaco Corp. ........................................        28,700        779,779
    Nucor Corp. ...............................................        14,100        639,012
    Sigma-Aldrich Corp. .......................................        25,100      1,488,430
                                                                                 -----------
                                                                                   5,654,877
                                                                                 -----------
    MEDIA 2.8%
    Time Warner Cable Inc. ....................................        31,000      1,743,750
                                                                                 -----------
    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 5.3%
(a) Endo Pharmaceuticals Holdings Inc. ........................        41,600        911,040
    Pharmaceutical Product Development Inc. ...................        57,300      1,575,750
(a) Watson Pharmaceuticals Inc. ...............................        19,400        830,708
                                                                                 -----------
                                                                                   3,317,498
                                                                                 -----------
    RETAILING 5.1%
    Family Dollar Stores Inc. .................................        10,000        395,600
    J.C. Penney Co. Inc. ......................................        44,100      1,286,397
    Nordstrom Inc. ............................................        37,500      1,549,875
                                                                                 -----------
                                                                                   3,231,872
                                                                                 -----------
    SOFTWARE & SERVICES 2.2%
(a) SAIC Inc. .................................................        80,600      1,403,246
                                                                                 -----------
    TRANSPORTATION 1.7%
    J.B. Hunt Transport Services Inc. .........................        29,000      1,068,940
                                                                                 -----------
    UTILITIES 9.3%
    Atmos Energy Corp. ........................................        19,100        564,978
    DTE Energy Co. ............................................        22,200      1,069,374
    Northeast Utilities .......................................        33,600        933,744
    NV Energy Inc. ............................................       141,000      1,761,090
    Sempra Energy .............................................        31,700      1,559,006
                                                                                 -----------
                                                                                   5,888,192
                                                                                 -----------


                             86 | Semiannual Report

Franklin Value Investors Trust

    FRANKLIN MIDCAP VALUE FUND                                       SHARES         VALUE
    --------------------------                                    ------------   -----------
    TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
       (COST $56,269,070) .....................................                  $60,041,701
                                                                                 -----------
    SHORT TERM INVESTMENTS (COST $3,361,171) 5.3%
    MONEY MARKET FUNDS 5.3%
(b) Institutional Fiduciary Trust Money Market
       Portfolio, 0.00% .......................................     3,361,171      3,361,171
                                                                                 -----------
    TOTAL INVESTMENTS (COST $59,630,241) 100.3% ...............                   63,402,872
    OTHER ASSETS, LESS LIABILITIES (0.3)% .....................                     (168,340)
                                                                                 -----------
    NET ASSETS 100.0% .........................................                  $63,234,532
                                                                                 ===========

See Abbreviations on page 125.

(a)  Non-income producing.

(b) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 87

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP VALUE FUND

                                                  SIX MONTHS ENDED                     YEAR ENDED OCTOBER 31,
                                                   APRIL 30, 2010   ------------------------------------------------------------
                                                     (UNAUDITED)      2009         2008         2007         2006         2005
                                                  ----------------  --------     --------     --------     --------     --------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........      $  33.01      $  28.58     $  45.94     $  45.27     $  39.41     $  34.37
                                                      --------      --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income(b) ....................          0.05          0.19         0.34         0.29         0.17         0.15
   Net realized and unrealized gains (losses) ..          7.99          4.53       (15.72)        3.71         6.70         5.15
                                                      --------      --------     --------     --------     --------     --------
Total from investment operations ...............          8.04          4.72       (15.38)        4.00         6.87         5.30
                                                      --------      --------     --------     --------     --------     --------
Less distributions from:
   Net investment income .......................         (0.16)        (0.29)       (0.35)       (0.28)       (0.10)       (0.26)
   Net realized gains ..........................            --            --        (1.63)       (3.05)       (0.91)          --
                                                      --------      --------     --------     --------     --------     --------
Total distributions ............................         (0.16)        (0.29)       (1.98)       (3.33)       (1.01)       (0.26)
                                                      --------      --------     --------     --------     --------     --------
Redemption fees(c) .............................            --            --           --(d)        --(d)        --(d)        --(d)
                                                      --------      --------     --------     --------     --------     --------
Net asset value, end of period .................      $  40.89      $  33.01     $  28.58     $  45.94     $  45.27     $  39.41
                                                      ========      ========     ========     ========     ========     ========
Total return(e) ................................         24.39%        16.86%      (34.67)%       9.15%       17.73%       15.46%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses .......................................          1.26%         1.37%(g)     1.26%(g)     1.17%(g)     1.22%(g)     1.29%(g)
Net investment income ..........................          0.30%         0.68%        0.87%        0.62%        0.40%        0.39%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............      $818,229      $644,675     $543,933     $849,226     $703,238     $486,563
Portfolio turnover rate ........................          4.54%         2.58%       18.90%        6.49%       17.39%       12.73%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             88 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                                    SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                                     APRIL 30, 2010   -------------------------------------------------------
                                                       (UNAUDITED)      2009        2008        2007        2006        2005
                                                    ----------------  -------     -------     -------     -------     -------
CLASS B
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period.............       $ 31.66       $ 27.30     $ 43.90     $ 43.43     $ 38.00     $ 33.20
                                                        -------       -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income (loss)(b)...............         (0.07)           --(c)     0.06       (0.05)      (0.12)      (0.09)
   Net realized and unrealized gains (losses)....          7.67          4.36      (15.03)       3.57        6.46        4.97
                                                        -------       -------     -------     -------     -------     -------
   Total from investment operations..............          7.60          4.36      (14.97)       3.52        6.34        4.88
                                                        -------       -------     -------     -------     -------     -------
Less distributions from:
   Net investment income.........................            --            --          --          --          --       (0.08)
   Net realized gains............................            --            --       (1.63)      (3.05)      (0.91)         --
                                                        -------       -------     -------     -------     -------     -------
Total distributions..............................            --            --       (1.63)      (3.05)      (0.91)      (0.08)
                                                        -------       -------     -------     -------     -------     -------
Redemption fees(d)                                           --            --          --(c)       --(c)       --(c)       --(c)
                                                        -------       -------     -------     -------     -------     -------
Net asset value, end of period...................       $ 39.26       $ 31.66     $ 27.30     $ 43.90     $ 43.43     $ 38.00
                                                        =======       =======     =======     =======     =======     =======
Total return(e)..................................         24.01%        15.97%     (35.16)%      8.36%      16.98%      14.68%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses.........................................          1.96%         2.10%(g)    1.98%(g)    1.90%(g)    1.90%(g)    1.94%(g)
Net investment income (loss).....................         (0.40)%       (0.05)%     0.15%       (0.11)%     (0.28)%     (0.26)%
SUPPLEMENTAL DATA
Net assets, end of period (000's)................       $29,383       $28,957     $35,080     $71,955     $79,482     $76,575
Portfolio turnover rate                                    4.54%         2.58%      18.90%       6.49%      17.39%      12.73%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 89

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                                      SIX MONTHS
                                                        ENDED                          YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2010  ------------------------------------------------------------
                                                      (UNAUDITED)     2009         2008         2007         2006         2005
                                                    --------------  --------     --------     --------     --------     --------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period.............      $  31.20     $  26.94     $  43.37     $  42.99     $  37.63     $  32.86
                                                       --------     --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b)...............         (0.07)       (0.01)        0.06        (0.04)       (0.11)       (0.09)
   Net realized and unrealized gains (losses)....          7.55         4.30       (14.83)        3.52         6.38         4.92
                                                       --------     --------     --------     --------     --------     --------
Total from investment operations.................          7.48         4.29       (14.77)        3.48         6.27         4.83
                                                       --------     --------     --------     --------     --------     --------
Less distributions from:
   Net investment income.........................            --        (0.03)       (0.03)       (0.05)          --        (0.06)
   Net realized gains............................            --           --        (1.63)       (3.05)       (0.91)          --
                                                       --------     --------     --------     --------     --------     --------
Total distributions..............................            --        (0.03)       (1.66)       (3.10)       (0.91)       (0.06)
                                                       --------     --------     --------     --------     --------     --------
Redemption fees(c)                                           --           --           --(d)        --(d)        --(d)        --(d)
                                                       --------     --------     --------     --------     --------     --------
Net asset value, end of period...................      $  38.68     $  31.20     $  26.94     $  43.37     $  42.99     $  37.63
                                                       ========     ========     ========     ========     ========     ========
Total return(e)..................................         23.97%       15.98%      (35.14)%       8.35%       16.96%       14.69%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses.........................................          1.98%        2.10%(g)     1.97%(g)     1.90%(g)     1.90%(g)     1.94%(g)
Net investment income (loss).....................         (0.42)%      (0.05)%       0.16%       (0.11)%      (0.28)%      (0.26)%
SUPPLEMENTAL DATA
Net assets, end of period (000's)................      $203,090     $159,441     $146,824     $262,339     $240,395     $186,490
Portfolio turnover rate..........................          4.54%        2.58%       18.90%        6.49%       17.39%       12.73%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             90 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                                      SIX MONTHS
                                                         ENDED                        YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2010  ----------------------------------------------------------
                                                      (UNAUDITED)     2009         2008         2007         2006        2005
                                                    --------------  --------     --------     --------     -------     -------
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period.............      $  32.75     $  28.37     $  45.66     $  45.07     $ 39.22     $ 34.24
                                                       --------     --------     --------     --------     -------     -------
Income from investment operations(a):
   Net investment income(b)......................          0.01         0.12         0.25         0.18        0.10        0.09
   Net realized and unrealized gains (losses)....          7.92         4.51       (15.62)        3.70        6.66        5.14
                                                       --------     --------     --------     --------     -------     -------
Total from investment operations.................          7.93         4.63       (15.37)        3.88        6.76        5.23
                                                       --------     --------     --------     --------     -------     -------
Less distributions from:
   Net investment income.........................         (0.10)       (0.25)       (0.29)       (0.24)        --c       (0.25)
   Net realized gains............................            --           --        (1.63)       (3.05)      (0.91)         --
                                                       --------     --------     --------     --------     -------     -------
Total distributions..............................         (0.10)       (0.25)       (1.92)       (3.29)      (0.91)      (0.25)
                                                       --------     --------     --------     --------     -------     -------
Redemption fees(d)                                           --           --           --(c)        --(c)       --(c)       --(c)
                                                       --------     --------     --------     --------     -------     -------
Net asset value, end of period...................      $  40.58     $  32.75     $  28.37     $  45.66     $ 45.07     $ 39.22
                                                       ========     ========     ========     ========     =======     =======
Total return(e)..................................         24.28%       16.60%      (34.84)%       8.89%      17.54%      15.24%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses.........................................          1.48%        1.60%(g)     1.48%(g)     1.40%(g)    1.40%(g)    1.44%(g)
Net investment income............................          0.08%        0.45%        0.65%        0.39%       0.22%       0.24%
SUPPLEMENTAL DATA
Net assets, end of period (000's)................      $236,999     $172,652     $107,475     $110,497     $56,811     $31,550
Portfolio turnover rate..........................          4.54%        2.58%       18.90%        6.49%      17.39%      12.73%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 91

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND

                                                    SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                                     APRIL 30, 2010    --------------------------------------------------------
ADVISOR CLASS                                          (UNAUDITED)       2009         2008        2007        2006        2005
-------------                                       ----------------   --------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............       $  33.96       $  29.44     $ 47.26     $ 46.46     $ 40.42     $ 35.21
                                                        --------       --------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b)  ....................           0.11           0.27        0.46        0.43        0.32        0.29
   Net realized and unrealized gains (losses) ...           8.20           4.64      (16.17)       3.80        6.86        5.28
                                                        --------       --------     -------     -------     -------     -------
Total from investment operations ................           8.31           4.91      (15.71)       4.23        7.18        5.57
                                                        --------       --------     -------     -------     -------     -------
Less distributions from:
   Net investment income ........................          (0.24)         (0.39)      (0.48)      (0.38)      (0.23)      (0.36)
   Net realized gains ...........................             --             --       (1.63)      (3.05)      (0.91)         --
                                                        --------       --------     -------     -------     -------     -------
Total distributions .............................          (0.24)         (0.39)      (2.11)      (3.43)      (1.14)      (0.36)
                                                        --------       --------     -------     -------     -------     -------
Redemption fees(c) ..............................             --             --          --(d)       --(d)       --(d)       --(d)
                                                        --------       --------     -------     -------     -------     -------
Net asset value, end of period ..................       $  42.03       $  33.96     $ 29.44     $ 47.26     $ 46.46     $ 40.42
                                                        ========       ========     =======     =======     =======     =======
Total return(e) .................................          24.58%         17.13%     (34.48)%      9.43%      18.13%      15.84%
RATIOS TO AVERAGE NET ASSETS(f)
Expenses ........................................           0.98%          1.10%(g)    0.98%(g)    0.90%(g)    0.90%(g)    0.94%(g)
Net investment income ...........................           0.58%          0.95%       1.15%       0.89%       0.72%       0.74%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............       $295,050       $207,391     $76,269     $65,753     $56,912     $37,852
Portfolio turnover rate .........................           4.54%          2.58%      18.90%       6.49%      17.39%      12.73%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Total return is not annualized for periods less than one year.

(f)  Ratios are annualized for periods less than one year.

(g)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                             92 | Semiannual Report

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2010 (UNAUDITED)

          FRANKLIN SMALL CAP VALUE FUND                               SHARES          VALUE
          -----------------------------                             ----------   --------------
          COMMON STOCKS 87.7%
          AEROSPACE & DEFENSE 0.3%
(a)       Ceradyne Inc. .........................................      219,100   $    4,864,020
                                                                                 --------------
          AUTOMOBILES & COMPONENTS 5.1%
(a)       Autoliv Inc. (Sweden) .................................      430,000       23,542,500
(a)       Drew Industries Inc. ..................................      102,300        2,623,995
          Gentex Corp. ..........................................      768,000       16,504,320
          Thor Industries Inc. ..................................      787,000       28,103,770
(a)       Winnebago Industries Inc. .............................      560,000        9,312,800
                                                                                 --------------
                                                                                     80,087,385
                                                                                 --------------
          BANKS 1.8%
          Chemical Financial Corp. ..............................      469,355       11,123,714
          Peoples Bancorp Inc. ..................................      183,500        3,181,890
          TrustCo Bank Corp. NY .................................    2,188,000       14,550,200
                                                                                 --------------
                                                                                     28,855,804
                                                                                 --------------
          BUILDING PRODUCTS 4.7%
          American Woodmark Corp. ...............................      430,000        9,937,300
          Apogee Enterprises Inc. ...............................      908,000       12,475,920
(a)       Gibraltar Industries Inc. .............................    1,041,500       15,643,330
          Simpson Manufacturing Co. Inc. ........................      447,700       15,217,323
          Universal Forest Products Inc. ........................      507,800       21,352,990
                                                                                 --------------
                                                                                     74,626,863
                                                                                 --------------
          COMMERCIAL & PROFESSIONAL SERVICES 2.4%
          ABM Industries Inc. ...................................      799,000       17,170,510
          Administaff Inc. ......................................      325,000        7,195,500
          Mine Safety Appliances Co. ............................      480,000       14,107,200
                                                                                 --------------
                                                                                     38,473,210
                                                                                 --------------
          CONSTRUCTION & ENGINEERING 0.7%
(a)       EMCOR Group Inc. ......................................      283,000        8,082,480
          Granite Construction Inc. .............................       78,000        2,621,580
                                                                                 --------------
                                                                                     10,704,060
                                                                                 --------------
          CONSUMER DURABLES & APPAREL 5.2%
(a)       Bassett Furniture Industries Inc. .....................      250,500        1,500,495
          Brunswick Corp. .......................................      490,000       10,241,000
          D.R. Horton Inc. ......................................      582,000        8,549,580
          Ethan Allen Interiors Inc. ............................      223,000        4,504,600
(b)       Hooker Furniture Corp. ................................      582,900        9,186,504
(a)       La-Z-Boy Inc. .........................................      862,000       11,240,480
          M.D.C. Holdings Inc. ..................................      276,300       10,582,290
(a)       M/I Homes Inc. ........................................      577,900        9,015,240
(a)       Timberland Co., A .....................................      181,000        3,891,500
(a)       The Warnaco Group Inc. ................................      281,000       13,443,040
                                                                                 --------------
                                                                                     82,154,729
                                                                                 --------------
          CONSUMER SERVICES 0.7%
          Regis Corp. ...........................................      558,000       10,668,960
                                                                                 --------------


                             Semiannual Report | 93

Franklin Value Investors Trust

          FRANKLIN SMALL CAP VALUE FUND                               SHARES          VALUE
          -----------------------------                             ----------   --------------
          COMMON STOCKS (CONTINUED)
          ELECTRICAL EQUIPMENT 3.0%
          A.O. Smith Corp. ......................................      108,000   $    5,576,040
          Brady Corp., A ........................................      492,300       16,915,428
          Franklin Electric Co. Inc. ............................      256,300        8,967,937
(a)       Powell Industries Inc. ................................       81,000        2,719,980
          Roper Industries Inc. .................................      220,000       13,424,400
                                                                                 --------------
                                                                                     47,603,785
                                                                                 --------------
          ENERGY 9.8%
          Arch Coal Inc. ........................................      136,000        3,672,000
(a)       Atwood Oceanics Inc. ..................................      424,000       15,437,840
(a)       Bristow Group Inc. ....................................      437,100       16,920,141
          CONSOL Energy Inc. ....................................       91,000        4,065,880
(a)       Global Industries Ltd. ................................    1,490,000        9,983,000
(a)       Helix Energy Solutions Group Inc. .....................      811,000       11,824,380
(a)       Oil States International Inc. .........................      335,000       16,183,850
          Overseas Shipholding Group Inc. .......................      204,000       10,212,240
          Peabody Energy Corp. ..................................      119,000        5,559,680
(a)       Rowan Cos. Inc. .......................................      827,000       24,644,600
          Teekay Corp. (Bahamas) ................................      295,500        7,402,275
          Tidewater Inc. ........................................      282,000       15,118,020
(a)       Unit Corp. ............................................      308,000       14,713,160
                                                                                 --------------
                                                                                    155,737,066
                                                                                 --------------
          FOOD & STAPLES RETAILING 1.1%
          Casey's General Stores Inc. ...........................      441,400       17,051,282
                                                                                 --------------
          HEALTH CARE EQUIPMENT & SERVICES 2.4%
          STERIS Corp. ..........................................      462,000       15,375,360
          Teleflex Inc. .........................................      223,600       13,711,152
          West Pharmaceutical Services Inc. .....................      205,200        8,587,620
                                                                                 --------------
                                                                                     37,674,132
                                                                                 --------------
          INDUSTRIAL CONGLOMERATES 1.1%
          Carlisle Cos. Inc. ....................................      458,000       17,280,340
                                                                                 --------------
          INSURANCE 10.7%
          American National Insurance Co. .......................       91,000       10,024,560
          Arthur J. Gallagher & Co. .............................      304,400        7,996,588
          Aspen Insurance Holdings Ltd. .........................      644,000       17,375,120
          Erie Indemnity Co., A .................................      205,000        9,493,550
          The Hanover Insurance Group Inc. ......................       74,400        3,351,720
          Montpelier Re Holdings Ltd. (Bermuda) .................      810,000       13,446,000
          Old Republic International Corp. ......................    1,820,000       27,318,200
          Protective Life Corp. .................................    1,296,000       31,194,720
          RLI Corp. .............................................      167,500        9,715,000
          StanCorp Financial Group Inc. .........................      225,000       10,116,000
          Tower Group Inc. ......................................      645,000       14,873,700
          Validus Holdings Ltd. (Bermuda) .......................      566,111       14,475,458
                                                                                 --------------
                                                                                    169,380,616
                                                                                 --------------


                             94 | Semiannual Report

Franklin Value Investors Trust

          FRANKLIN SMALL CAP VALUE FUND                               SHARES          VALUE
          -----------------------------                             ----------   --------------
          COMMON STOCKS (CONTINUED)
          MACHINERY 11.5%
(a)       Astec Industries Inc. .................................      270,000   $    8,942,400
          Briggs & Stratton Corp. ...............................      436,000       10,350,640
          CIRCOR International Inc. .............................      150,000        5,169,000
(a)       CNH Global NV (Netherlands) ...........................       85,000        2,578,050
          Gardner Denver Inc. ...................................      337,000       16,947,730
          Graco Inc. ............................................      500,000       17,340,000
          Kennametal Inc. .......................................      530,000       17,415,800
          Lincoln Electric Holdings Inc. ........................      231,000       13,846,140
          Mueller Industries Inc. ...............................      580,000       17,197,000
          Nordson Corp. .........................................      274,000       19,678,680
          Timken Co. ............................................      128,000        4,503,040
          Trinity Industries Inc. ...............................      985,000       24,516,650
(a)       Wabash National Corp. .................................    1,158,500       11,260,620
          Watts Water Technologies Inc., A ......................      327,600       11,623,248
                                                                                 --------------
                                                                                    181,368,998
                                                                                 --------------
          MATERIALS 8.5%
          AptarGroup Inc. .......................................      258,500       11,125,840
          Cabot Corp. ...........................................      420,000       13,666,800
(a)       Gerdau Ameristeel Corp. (Canada) ......................    1,409,000       10,567,500
          Glatfelter ............................................      537,776        7,899,930
          Reliance Steel & Aluminum Co. .........................      485,000       23,672,850
          RPM International Inc. ................................      926,000       20,446,080
          Sensient Technologies Corp. ...........................       14,508          457,437
          Steel Dynamics Inc. ...................................    1,178,600       18,515,806
          United States Steel Corp. .............................       51,000        2,787,660
          Westlake Chemical Corp. ...............................      920,000       25,833,600
                                                                                 --------------
                                                                                    134,973,503
                                                                                 --------------
          PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 2.2%
(a)       Mettler-Toledo International Inc. .....................      150,500       18,884,740
          Pharmaceutical Product Development Inc. ...............      585,100       16,090,250
                                                                                 --------------
                                                                                     34,974,990
                                                                                 --------------
          RETAILING 8.4%
          Brown Shoe Co. Inc. ...................................    1,001,000       18,818,800
          The Cato Corp., A .....................................       50,600        1,201,750
          Christopher & Banks Corp. .............................    1,490,000       14,587,100
          Fred's Inc. ...........................................    1,063,000       14,765,070
(a)       Group 1 Automotive Inc. ...............................      530,000       16,456,500
(a)       Gymboree Corp. ........................................      118,500        5,821,905
          J.C. Penney Co. Inc. ..................................      580,000       16,918,600
          The Men's Wearhouse Inc. ..............................      697,000       16,470,110
(a)       Pier 1 Imports Inc. ...................................      810,000        6,706,800
(a)       Saks Inc. .............................................      803,000        7,829,250
(a)       Tuesday Morning Corp. .................................      614,000        3,469,100
(a)       West Marine Inc. ......................................      795,000        9,516,150
                                                                                 --------------
                                                                                    132,561,135
                                                                                 --------------


                             Semiannual Report | 95

Franklin Value Investors Trust

          FRANKLIN SMALL CAP VALUE FUND                               SHARES          VALUE
          -----------------------------                             ----------   --------------
          COMMON STOCKS (CONTINUED)
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.9%
          Cohu Inc. .............................................      900,400   $   14,541,460
                                                                                 --------------
          TECHNOLOGY HARDWARE & EQUIPMENT 2.3%
(a)       Benchmark Electronics Inc. ............................    1,135,000       24,561,400
          Diebold Inc. ..........................................       87,600        2,746,260
(a)       Rofin-Sinar Technologies Inc. .........................      346,000        9,189,760
                                                                                 --------------
                                                                                     36,497,420
                                                                                 --------------
          TRADING COMPANIES & DISTRIBUTORS 0.5%
          Applied Industrial Technologies Inc. ..................      250,600        7,713,468
                                                                                 --------------
          TRANSPORTATION 2.0%
(a)       Genesee & Wyoming Inc. ................................      386,000       15,092,600
          SkyWest Inc. ..........................................    1,118,200       16,750,636
                                                                                 --------------
                                                                                     31,843,236
                                                                                 --------------
          UTILITIES 2.4%
          Atmos Energy Corp. ....................................      171,200        5,064,096
          Energen Corp. .........................................      284,000       13,879,080
          NV Energy Inc. ........................................    1,510,000       18,859,900
                                                                                 --------------
                                                                                     37,803,076
                                                                                 --------------
          TOTAL COMMON STOCKS (COST $1,103,400,479) .............                 1,387,439,538
                                                                                 --------------

                                                                     PRINCIPAL
                                                                      AMOUNT
                                                                    ----------
          CORPORATE BONDS (COST $1,308,568) 0.1%
          MACHINERY 0.1%
          Mueller Industries Inc., 6.00%, 11/01/14 ..............   $1,319,000        1,319,000
                                                                                 --------------
          TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
             (COST $1,104,709,047) ..............................                 1,388,758,538
                                                                                 --------------

                                                                      SHARES
                                                                    ----------
          SHORT TERM INVESTMENTS 12.1%
          MONEY MARKET FUNDS 12.1%
(a)       Bank of New York Institutional Cash Reserve Fund,
             Series B ...........................................    1,214,338          971,470
(c)       Institutional Fiduciary Trust Money Market
             Portfolio, 0.00% ...................................  191,214,838      191,214,838
                                                                                 --------------
          TOTAL MONEY MARKET FUNDS (COST $192,429,176) ..........                   192,186,308
                                                                                 --------------
          TOTAL INVESTMENTS (COST $1,297,138,223) 99.9% .........                 1,580,944,846
          OTHER ASSETS, LESS LIABILITIES 0.1% ...................                     1,805,297
                                                                                 --------------
          NET ASSETS 100.0% .....................................                $1,582,750,143
                                                                                 ==============

(a)  Non-income producing.

(b)  See Note 9 regarding holdings of 5% voting securities.

(c) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                             96 | Semiannual Report

Franklin Value Investors Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2010 (unaudited)

                                                             FRANKLIN        FRANKLIN        FRANKLIN
                                                             ALL CAP       BALANCE SHEET     LARGE CAP
                                                            VALUE FUND   INVESTMENT FUND    VALUE FUND
                                                           -----------   ---------------   ------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ......................   $13,195,740    $1,542,779,341   $126,187,793
      Cost - Non-controlled affiliated
         issuers (Note 9) ..............................            --       140,679,018             --
      Cost - Sweep Money Fund (Note 7) .................     1,791,660       117,483,987      6,423,454
                                                           -----------    --------------   ------------
      Total cost of investments ........................   $14,987,400    $1,800,942,346   $132,611,247
                                                           -----------    --------------   ------------
      Value - Unaffiliated issuers .....................   $15,723,725    $2,359,463,387   $143,189,628
      Value - Non-controlled affiliated
         issuers (Note 9) ..............................            --        73,519,730             --
      Value - Sweep Money Fund (Note 7) ................     1,791,660       117,483,987      6,423,454
                                                           -----------    --------------   ------------
      Total value of investments .......................    17,515,385     2,550,467,104    149,613,082
   Receivables:
      Investment securities sold .......................        26,155           500,466        372,751
      Capital shares sold ..............................        49,229         3,966,665        334,178
      Dividends and interest ...........................         8,733         1,436,131        122,876
   Other assets ........................................            33             5,565            317
                                                           -----------    --------------   ------------
         Total assets ..................................    17,599,535     2,556,375,931    150,443,204
                                                           -----------    --------------   ------------
Liabilities:
   Payables:
      Investment securities purchased ..................        98,024         4,011,789        718,366
      Capital shares redeemed ..........................       176,406        10,890,044        289,430
      Affiliates .......................................         7,962         1,714,231        164,838
      Unaffiliated transfer agent fees .................           446         1,283,413         33,875
   Funds advanced by custodian .........................            --         3,035,653             --
   Accrued expenses and other liabilities ..............         9,600           395,962         32,736
                                                           -----------    --------------   ------------
         Total liabilities .............................       292,438        21,331,092      1,239,245
                                                           -----------    --------------   ------------
            Net assets, at value .......................   $17,307,097    $2,535,044,839   $149,203,959
                                                           -----------    --------------   ------------
Net assets consist of:
   Paid-in capital .....................................   $18,969,146    $1,672,435,916   $149,178,068
   Undistributed net investment income/distributions
      in excess of net investment income ...............         3,336         3,814,987       (811,998)
   Net unrealized appreciation (depreciation) ..........     2,527,985       749,524,758     17,001,835
   Accumulated net realized gain (loss) ................    (4,193,370)      109,269,178    (16,163,946)
                                                           -----------    --------------   ------------
            Net assets, at value .......................   $17,307,097    $2,535,044,839   $149,203,959
                                                           ===========    ==============   ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 97

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2010 (unaudited)

                                                             FRANKLIN        FRANKLIN        FRANKLIN
                                                             ALL CAP      BALANCE SHEET      LARGE CAP
                                                            VALUE FUND   INVESTMENT FUND    VALUE FUND
                                                           -----------   ---------------   ------------
CLASS A:
   Net assets, at value ................................   $13,998,992    $2,255,425,369   $107,095,633
                                                           -----------    --------------   ------------
   Shares outstanding ..................................     1,688,587        46,311,252      8,921,808
                                                           -----------    --------------   ------------
   Net asset value per share(a).........................   $      8.29    $        48.70   $      12.00
                                                           -----------    --------------   ------------
   Maximum offering price per share (net asset value
      per share / 94.25%) ..............................   $      8.80    $        51.67   $      12.73
                                                           -----------    --------------   ------------
CLASS B:
   Net assets, at value ................................            --    $   12,655,619   $  5,896,921
                                                           -----------    --------------   ------------
   Shares outstanding ..................................            --           261,211        493,903
                                                           -----------    --------------   ------------
   Net asset value and maximum offering price per
      share(a) .........................................            --    $        48.45   $      11.94
                                                           -----------    --------------   ------------
CLASS C:
   Net assets, at value ................................   $ 2,099,802    $   85,435,497   $ 26,481,237
                                                           -----------    --------------   ------------
   Shares outstanding ..................................       254,841         1,775,666      2,222,725
                                                           -----------    --------------   ------------
   Net asset value and maximum offering price per
      share(a) .........................................   $      8.24    $        48.11   $      11.91
                                                           -----------    --------------   ------------
CLASS R:
   Net assets, at value ................................   $    21,152    $   33,219,025   $  3,920,304
                                                           -----------    --------------   ------------
   Shares outstanding ..................................         2,552           683,139        329,009
                                                           -----------    --------------   ------------
   Net asset value and maximum offering price per
      share ............................................   $      8.29    $        48.63   $      11.92
                                                           -----------    --------------   ------------
ADVISOR CLASS:
   Net assets, at value ................................   $ 1,187,151    $  148,309,329   $  5,809,864
                                                           -----------    --------------   ------------
   Shares outstanding ..................................       142,705         3,000,863        485,882
                                                           -----------    --------------   ------------
   Net asset value and maximum offering price per
      share ............................................   $      8.32    $        49.42   $      11.96
                                                           -----------    --------------   ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             98 | Semiannual Report

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2010 (unaudited)

                                                             FRANKLIN       FRANKLIN        FRANKLIN
                                                             MICROCAP        MIDCAP         SMALL CAP
                                                            VALUE FUND     VALUE FUND      VALUE FUND
                                                           ------------   ------------   --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ......................   $182,686,678   $ 56,269,070   $1,096,241,819
      Cost - Non-controlled affiliated
         issuers (Note 9) ..............................     63,163,946             --        9,681,566
      Cost - Sweep Money Fund (Note 7) .................     50,792,686      3,361,171      191,214,838
      Cost - Repurchase agreements .....................      1,388,000             --               --
                                                           ------------   ------------   --------------
      Total cost of investments ........................   $298,031,310   $ 59,630,241   $1,297,138,223
                                                           ------------   ------------   --------------
      Value - Unaffiliated issuers .....................   $270,238,295   $ 60,041,701   $1,380,543,504
      Value - Non-controlled affiliated
         issuers (Note 9) ..............................     75,322,585             --        9,186,504
      Value - Sweep Money Fund (Note 7) ................     50,792,686      3,361,171      191,214,838
      Value - Repurchase agreements ....................      1,388,000             --               --
                                                           ------------   ------------   --------------
         Total value of investmentsa ...................    397,741,566     63,402,872    1,580,944,846
   Receivables:
      Investment securities sold .......................        797,721             --        1,919,399
      Capital shares sold ..............................        300,797        348,660        6,721,696
      Dividends and interest ...........................        476,185         26,686          550,866
   Other assets ........................................            728            122            2,855
                                                           ------------   ------------   --------------
         Total assets ..................................    399,316,997     63,778,340    1,590,139,662
                                                           ------------   ------------   --------------
Liabilities:
   Payables:
      Investment securities purchased ..................      3,749,804        282,409          465,920
      Capital shares redeemed ..........................        647,270        153,941        3,542,308
      Affiliates .......................................        302,257         62,055        1,412,978
      Allocator Funds (Note 10) ........................         10,608             --               --
      Unaffiliated transfer agent fees .................         54,477         18,937          459,955
   Funds advanced by custodian .........................             --             --        1,214,338
   Payable upon return of securities loaned ............      1,398,470             --               --
   Accrued expenses and other liabilities ..............         39,487         26,466          294,020
                                                           ------------   ------------   --------------
         Total liabilities .............................      6,202,373        543,808        7,389,519
                                                           ------------   ------------   --------------
            Net assets, at value .......................   $393,114,624   $ 63,234,532   $1,582,750,143
                                                           ------------   ------------   --------------
Net assets consist of:
   Paid-in capital .....................................   $283,876,615   $ 73,976,476   $1,329,513,772
   Undistributed net investment income/distributions
      in excess of net investment income ...............         82,426        153,823         (189,392)
   Net unrealized appreciation (depreciation) ..........     99,710,256      3,772,631      283,806,623
   Accumulated net realized gain (loss) ................      9,445,327    (14,668,398)     (30,380,860)
                                                           ------------   ------------   --------------
            Net assets, at value .......................   $393,114,624   $ 63,234,532   $1,582,750,143
                                                           ------------   ------------   --------------
(a) Includes securities loaned .........................   $  1,267,656            $--              $--

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 99

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

April 30, 2010 (unaudited)

                                                             FRANKLIN       FRANKLIN      FRANKLIN
                                                             MICROCAP        MIDCAP       SMALL CAP
                                                            VALUE FUND     VALUE FUND    VALUE FUND
                                                           ------------   -----------   ------------
CLASS A:
   Net assets, at value ................................   $275,919,896   $51,033,453   $818,229,082
                                                           ------------   -----------   ------------
   Shares outstanding ..................................      8,665,155     5,123,780     20,011,999
                                                           ------------   -----------   ------------
   Net asset value per share(a) ........................   $      31.84   $      9.96   $      40.89
                                                           ------------   -----------   ------------
   Maximum offering price per share (net asset value
      per share / 94.25%) ..............................   $      33.78   $     10.57   $      43.38
                                                           ------------   -----------   ------------
CLASS B:
   Net assets, at value ................................             --            --   $ 29,382,882
                                                           ------------   -----------   ------------
   Shares outstanding ..................................             --            --        748,467
                                                           ------------   -----------   ------------
   Net asset value and maximum offering price
      per share(a) .....................................             --            --   $      39.26
                                                           ------------   -----------   ------------
CLASS C:
   Net assets, at value ................................             --   $10,225,919   $203,089,669
                                                           ------------   -----------   ------------
   Shares outstanding ..................................             --     1,034,603      5,250,107
                                                           ------------   -----------   ------------
   Net asset value and maximum offering price per
      share(a) .........................................             --   $      9.88   $      38.68
                                                           ------------   -----------   ------------
CLASS R:
   Net assets, at value ................................             --   $   551,970   $236,998,520
                                                           ------------   -----------   ------------
   Shares outstanding ..................................             --        55,546      5,840,666
                                                           ------------   -----------   ------------
   Net asset value and maximum offering price per
      share ............................................             --   $      9.94   $      40.58
                                                           ------------   -----------   ------------
ADVISOR CLASS:
   Net assets, at value ................................   $117,194,728   $ 1,423,190   $295,049,990
                                                           ------------   -----------   ------------
   Shares outstanding ..................................      3,681,969       142,505      7,019,426
                                                           ------------   -----------   ------------
   Net asset value and maximum offering price per
      share ............................................   $      31.83   $      9.99   $      42.03
                                                           ------------   -----------   ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                            100 | Semiannual Report

Franklin Value Investors Trust

STATEMENTS OF OPERATIONS
for the six months ended April 30, 2010 (unaudited)

                                                                FRANKLIN        FRANKLIN        FRANKLIN
                                                                 ALL CAP     BALANCE SHEET      LARGE CAP
                                                               VALUE FUND   INVESTMENT FUND    VALUE FUND
                                                               ----------   ---------------   ------------
Investment income:
   Dividends ...............................................   $  121,097     $ 23,841,348    $  1,456,039
   Interest ................................................           --          172,303              --
   Income from securities loaned ...........................           --              490              --
                                                               ----------     ------------    ------------
            Total investment income ........................      121,097       24,014,141       1,456,039
                                                               ----------     ------------    ------------
Expenses:
   Management fees (Note 3a) ...............................       39,970        5,490,612         383,169
   Administrative fees (Note 3b) ...........................       14,856               --         142,201
   Distribution fees: (Note 3c)
      Class A ..............................................       18,061        2,680,437         144,817
      Class B ..............................................           --          137,571          30,838
      Class C ..............................................        8,574          388,273         125,851
      Class R ..............................................           44           75,860           9,868
   Transfer agent fees (Note 3e) ...........................       16,418        3,068,055         191,541
   Custodian fees (Note 4) .................................           97           19,571             943
   Reports to shareholders .................................        3,302          129,922          22,658
   Registration and filing fees ............................       25,988           53,023          36,976
   Professional fees .......................................       14,105           34,008          14,665
   Trustees' fees and expenses .............................           --          132,994           8,360
   Other ...................................................        4,453           24,282           7,617
                                                               ----------     ------------    ------------
            Total expenses .................................      145,868       12,234,608       1,119,504
            Expenses waived/paid by affiliates (Note 3f) ...      (52,151)              --              --
                                                               ----------     ------------    ------------
               Net expenses ................................       93,717       12,234,608       1,119,504
                                                               ----------     ------------    ------------
                  Net investment income ....................       27,380       11,779,533         336,535
                                                               ----------     ------------    ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ..............................      375,888      158,271,919      (8,501,843)
         Non-controlled affiliated issuers (Note 9) ........           --      (31,182,368)             --
      Foreign currency transactions ........................           61            3,932              --
                                                               ----------     ------------    ------------
                  Net realized gain (loss) .................      375,949      127,093,483      (8,501,843)
                                                               ----------     ------------    ------------
      Net change in unrealized appreciation (depreciation)
         on investments ....................................    2,541,718      405,105,674      27,372,122
                                                               ----------     ------------    ------------
Net realized and unrealized gain (loss) ....................    2,917,667      532,199,157      18,870,279
                                                               ----------     ------------    ------------
Net increase (decrease) in net assets resulting from
   operations ..............................................   $2,945,047     $543,978,690    $ 19,206,814
                                                               ==========     ============    ============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 101

Franklin Value Investors Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended April 30, 2010 (unaudited)

                                                                 FRANKLIN      FRANKLIN      FRANKLIN
                                                                 MICROCAP       MIDCAP       SMALL CAP
                                                                VALUE FUND    VALUE FUND    VALUE FUND
                                                               -----------   -----------   ------------
Investment income:
   Dividends:
      Unaffiliated issuers .................................   $ 1,643,310   $   561,453   $ 10,340,087
      Non-controlled affiliated issuers (Note 9) ...........       592,783            --        116,580
   Interest ................................................       299,243            --         40,555
   Income from securities loaned ...........................         7,198            --          3,007
                                                               -----------   -----------   ------------
            Total investment income ........................     2,542,534       561,453     10,500,229
                                                               -----------   -----------   ------------
Expenses:
   Management fees (Note 3a) ...............................     1,250,321       208,789      4,164,111
   Administrative fees (Note 3b) ...........................            --        56,198             --
   Distribution fees: (Note 3c)
      Class A ..............................................       269,218        66,524        984,547
      Class B ..............................................            --            --        142,048
      Class C ..............................................            --        44,557        877,152
      Class R ..............................................            --         1,326        487,409
   Transfer agent fees (Note 3e) ...........................       211,105        90,129      2,060,042
   Special servicing agreement fees (Note 10) ..............        62,897            --             --
   Custodian fees (Note 4) .................................         1,949           414          8,170
   Reports to shareholders .................................        22,506        11,219        225,296
   Registration and filing fees ............................        21,018        28,585         57,319
   Professional fees .......................................        15,977        15,184         24,059
   Trustees' fees and expenses .............................        17,616         2,461         66,254
   Other ...................................................        12,515         5,149         18,201
                                                               -----------   -----------   ------------
            Total expenses .................................     1,885,122       530,535      9,114,608
            Expenses waived/paid by affiliates (Note 3f) ...       (28,419)     (123,118)            --
                                                               -----------   -----------   ------------
               Net expenses ................................     1,856,703       407,417      9,114,608
                                                               -----------   -----------   ------------
                  Net investment income ....................       685,831       154,036      1,385,621
                                                               -----------   -----------   ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers ..............................     9,819,341       256,332      3,181,171
         Non-controlled affiliated issuers (Note 9) ........        (3,725)           --             --
                                                               -----------   -----------   ------------
                  Net realized gain (loss) .................     9,815,616       256,332      3,181,171
                                                               -----------   -----------   ------------
      Net change in unrealized appreciation (depreciation)
         on investments ....................................    65,410,112     9,828,747    294,770,865
                                                               -----------   -----------   ------------
Net realized and unrealized gain (loss) ....................    75,225,728    10,085,079    297,952,036
                                                               -----------   -----------   ------------
Net increase (decrease) in net assets resulting from
   operations ..............................................   $75,911,559   $10,239,115   $299,337,657
                                                               ===========   ===========   ============

   The accompanying notes are an integral part of these financial statements.


                             102 | Semiannual Report

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FRANKLIN ALL CAP                FRANKLIN BALANCE SHEET
                                                                     VALUE FUND                      INVESTMENT FUND
                                                           ------------------------------   ---------------------------------
                                                           SIX MONTHS ENDED    YEAR ENDED   SIX MONTHS ENDED     YEAR ENDED
                                                            APRIL 30, 2010    OCTOBER 31,    APRIL 30, 2010      OCTOBER 31,
                                                              (UNAUDITED)         2009         (UNAUDITED)          2009
                                                           ----------------   -----------   ----------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ............................      $    27,380     $   100,387    $   11,779,533    $   25,170,301
      Net realized gain (loss) from investments, capital
         gain distributions, and foreign currency
         transactions ..................................          375,949      (3,438,118)      127,093,483       (17,198,443)
      Net change in unrealized appreciation
         (depreciation) on investments .................        2,541,718       4,095,399       405,105,674       193,690,156
                                                              -----------     -----------    --------------    --------------
            Net increase (decrease) in net assets
               resulting from operations ...............        2,945,047         757,668       543,978,690       201,662,014
                                                              -----------     -----------    --------------    --------------
   Distributions to shareholders from:
      Net investment income:
         Class A .......................................          (72,535)       (100,860)      (21,856,498)      (40,097,962)
         Class B .......................................               --              --           (40,215)         (348,834)
         Class C .......................................           (1,431)         (4,222)         (275,538)         (748,614)
         Class R .......................................              (93)            (57)         (239,160)         (367,708)
         Advisor Class .................................           (9,004)         (6,804)       (1,791,665)       (2,249,917)
      Net realized gains:
         Class A .......................................               --              --                --       (59,929,409)
         Class B .......................................               --              --                --        (1,406,208)
         Class C .......................................               --              --                --        (2,119,219)
         Class R .......................................               --              --                --          (735,206)
         Advisor Class .................................               --              --                --        (2,839,362)
                                                              -----------     -----------    --------------    --------------
   Total distributions to shareholders .................          (83,063)       (111,943)      (24,203,076)     (110,842,439)
                                                              -----------     -----------    --------------    --------------
   Capital share transactions: (Note 2)
         Class A .......................................        1,521,670         129,542      (283,831,226)     (167,494,774)
         Class B .......................................               --              --       (28,552,599)      (17,406,911)
         Class C .......................................          185,510          34,371        (3,671,178)       (2,678,471)
         Class R .......................................             (800)         10,837        (1,595,818)          490,716
         Advisor Class .................................           48,999         243,545       (16,433,945)       24,606,276
                                                              -----------     -----------    --------------    --------------
   Total capital share transactions ....................        1,755,379         418,295      (334,084,766)     (162,483,164)
                                                              -----------     -----------    --------------    --------------
            Net increase (decrease) in net assets ......        4,617,363       1,064,020       185,690,848       (71,663,589)
Net assets:
   Beginning of period .................................       12,689,734      11,625,714     2,349,353,991     2,421,017,580
                                                              -----------     -----------    --------------    --------------
   End of period .......................................      $17,307,097     $12,689,734    $2,535,044,839    $2,349,353,991
                                                              ===========     ===========    ==============    ==============
Undistributed net investment income included in net
   assets:
   End of period .......................................      $     3,336     $    59,019    $    3,814,987    $   16,238,530
                                                              ===========     ===========    ==============    ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 103

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                  FRANKLIN LARGE CAP                FRANKLIN MICROCAP
                                                                      VALUE FUND                           FUND
                                                           -------------------------------   -------------------------------
                                                           SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED    YEAR ENDED
                                                            APRIL 30, 2010     OCTOBER 31,    APRIL 30, 2010     OCTOBER 31,
                                                              (UNAUDITED)         2009          (UNAUDITED)         2009
                                                           ----------------   ------------   ----------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ............................     $    336,535     $  1,355,894     $    685,831     $  2,344,593
      Net realized gain (loss) from investments ........       (8,501,843)        (567,967)       9,815,616         (255,001)
      Net change in unrealized appreciation
         (depreciation) on investments .................       27,372,122        9,491,661       65,410,112       35,300,629
                                                             ------------     ------------     ------------     ------------
            Net increase (decrease) in net assets
               resulting from operations ...............       19,206,814       10,279,588       75,911,559       37,390,221
                                                             ------------     ------------     ------------     ------------
   Distributions to shareholders from:
      Net investment income:
         Class A .......................................       (1,520,202)      (1,603,109)      (1,332,358)      (3,722,865)
         Class B .......................................          (49,757)         (69,476)              --               --
         Class C .......................................         (209,965)        (225,115)              --               --
         Class R .......................................          (51,011)         (48,080)              --               --
         Advisor Class .................................          (69,732)         (65,893)        (693,860)      (1,247,034)
      Net realized gains:
         Class A .......................................               --               --               --      (17,183,084)
         Advisor Class .................................               --               --               --       (4,795,287)
                                                             ------------     ------------     ------------     ------------
   Total distributions to shareholders .................       (1,900,667)      (2,011,673)      (2,026,218)     (26,948,270)
                                                             ------------     ------------     ------------     ------------
   Capital share transactions: (Note 2)
         Class A .......................................       (3,557,135)       7,487,462       (8,837,438)     (11,571,493)
         Class B .......................................       (1,526,615)      (2,015,104)              --               --
         Class C .......................................         (467,684)      (2,396,380)              --               --
         Class R .......................................         (274,503)        (207,639)              --               --
         Advisor Class .................................        1,407,989          970,780       11,693,332       17,989,036
                                                             ------------     ------------     ------------     ------------
   Total capital share transactions ....................       (4,417,948)       3,839,119        2,855,894        6,417,543
                                                             ------------     ------------     ------------     ------------
            Net increase (decrease) in net assets ......       12,888,199       12,107,034       76,741,235       16,859,494
Net assets:
   Beginning of period .................................      136,315,760      124,208,726      316,373,389      299,513,895
                                                             ------------     ------------     ------------     ------------
   End of period .......................................     $149,203,959     $136,315,760     $393,114,624     $316,373,389
                                                             ============     ============     ============     ============
Undistributed net investment income (distributions in
   excess of net investment income) included in net
   assets:
   End of period .......................................     $   (811,998)    $    752,134     $     82,426     $  1,422,813
                                                             ============     ============     ============     ============

   The accompanying notes are an integral part of these financial statements.


                             104 | Semiannual Report

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                               FRANKLIN MIDCAP VALUE FUND             FRANKLIN SMALL CAP FUND
                                                          -----------------------------------   -----------------------------------
                                                          SIX MONTHS ENDED                      SIX MONTHS ENDED
                                                           APRIL 30, 2010       YEAR ENDED       APRIL 30, 2010       YEAR ENDED
                                                             (UNAUDITED)     OCTOBER 31, 2009      (UNAUDITED)     OCTOBER 31, 2009
                                                          ----------------   ----------------   ----------------   ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...........................     $   154,036        $    103,778      $    1,385,621     $    5,412,517
      Net realized gain (loss) from investments .......         256,332         (12,233,313)          3,181,171        (33,351,084)
      Net change in unrealized appreciation
         (depreciation) on investments ................       9,828,747          18,378,282         294,770,865        188,867,593
                                                            -----------        ------------      --------------     --------------
            Net increase (decrease) in net assets
               resulting from operations ..............      10,239,115           6,248,747         299,337,657        160,929,026
                                                            -----------        ------------      --------------     --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ......................................        (214,309)           (251,489)         (2,947,388)        (5,453,936)
         Class C ......................................          (1,336)                 --                  --           (183,683)
         Class R ......................................          (2,317)             (1,735)           (553,744)          (969,047)
         Advisor Class ................................          (8,997)             (8,307)         (1,499,363)        (1,584,422)
                                                            -----------        ------------      --------------     --------------
   Total distributions to shareholders ................        (226,959)           (261,531)         (5,000,495)        (8,191,088)
                                                            -----------        ------------      --------------     --------------
   Capital share transactions: (Note 2)
         Class A ......................................       1,340,158          (2,800,389)         20,654,058         18,994,689
         Class B ......................................              --                  --          (5,891,292)        (9,639,309)
         Class C ......................................         (14,470)           (340,073)          5,227,543         (6,865,950)
         Class R ......................................          22,445              51,636          21,427,027         40,975,397
         Advisor Class ................................          (3,781)            273,293          33,879,647        107,331,915
                                                            -----------        ------------      --------------     --------------
   Total capital share transactions ...................       1,344,352          (2,815,533)         75,296,983        150,796,742
                                                            -----------        ------------      --------------     --------------
            Net increase (decrease) in net assets .....      11,356,508           3,171,683         369,634,145        303,534,680
Net assets:
   Beginning of period ................................      51,878,024          48,706,341       1,213,115,998        909,581,318
                                                            -----------        ------------      --------------     --------------
   End of period ......................................     $63,234,532        $ 51,878,024      $1,582,750,143     $1,213,115,998
                                                            -----------        ------------      --------------     --------------
Undistributed net investment income (distributions
   in excess of net investment income)
   included in net assets:
   End of period ......................................     $   153,823        $    226,746      $     (189,392)    $    3,425,482
                                                            ===========        ============      ==============     ==============

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 105

Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                    CLASS A, CLASS C,              CLASS A, CLASS B, CLASS C,
CLASS A & ADVISOR CLASS          CLASS R & ADVISOR CLASS             CLASS R & ADVISOR CLASS
-----------------------        ---------------------------   --------------------------------------
Franklin MicroCap Value Fund   Franklin All Cap Value Fund   Franklin Balance Sheet Investment Fund
                               Franklin MidCap Value Fund    Franklin Large Cap Value Fund
                                                             Franklin Small Cap Value Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities,


                             106 | Semiannual Report

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Funds' Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Funds' Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements, which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. All repurchase agreements held by the Funds at period end had been entered into on April 30, 2010. Repurchase agreements are valued at cost which approximates market value.


                             Semiannual Report | 107

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITIES LENDING

Certain funds participate in a principal based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in repurchase agreements or in a non-registered money fund (Bank of New York Institutional Cash Reserve Fund or ICRF), managed by the fund's custodian on the fund's behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the fund.

In September of 2008, the Bank of New York Mellon advised the Funds that the ICRF had exposure to certain defaulted debt obligations of Lehman Brothers Holdings, Inc. and that they had created a separate sleeve (Series B) of the ICRF to hold these securities apart from the main investments. Each investor in the ICRF was allocated its pro-rata portion of Series B. The Funds' positions in Series B are disclosed on the Statements of Investments at fair value and any unrealized loss attributable to the positions is included in net assets.

E. INCOME TAXES

It is each Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Funds file U.S. income tax returns as well as tax returns in certain other jurisdictions. As of April 30, 2010, and for all open tax years, the Funds have determined that no provision for income tax is required in the Funds' financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                             108 | Semiannual Report

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             Semiannual Report | 109

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2010, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                          FRANKLIN ALL CAP          FRANKLIN BALANCE SHEET
                                                             VALUE FUND                INVESTMENT FUND
                                                     -------------------------   ---------------------------
                                                       SHARES        AMOUNT         SHARES         AMOUNT
                                                     ----------   ------------   -----------   -------------
CLASS A SHARES:
Six Months ended April 30, 2010
   Shares sold ...................................      390,130    $ 2,979,109     4,417,215   $ 198,523,494
   Shares issued in reinvestment of
      distributions ..............................        7,855         57,815       492,165      20,793,982
   Shares redeemed ...............................     (198,689)    (1,515,254)  (11,584,321)   (503,148,702)
                                                     ----------    -----------   -----------   -------------
   Net increase (decrease) .......................      199,296    $ 1,521,670    (6,674,941)  $(283,831,226)
                                                     ==========    ===========   ===========   =============
Year ended October 31, 2009
   Shares sold ...................................    1,175,470    $ 6,949,858    13,335,204   $ 448,825,492
   Shares issued in reinvestment of
      distributions ..............................       13,926         78,541     2,945,295      95,486,417
   Shares redeemed ...............................   (1,221,108)    (6,898,857)  (20,604,519)   (711,806,683)
                                                     ----------    -----------   -----------   -------------
   Net increase (decrease) .......................      (31,712)   $   129,542    (4,324,020)  $(167,494,774)
                                                     ==========    ===========   ===========   =============
CLASS B SHARES:
Six Months ended April 30, 2010
   Shares sold ...................................                                     4,291   $     215,486
   Shares issued in reinvestment of
      distributions ..............................                                       883          37,207
   Shares redeemed ...............................                                  (637,199)    (28,805,292)
                                                                                 -----------   -------------
   Net increase (decrease) .......................                                  (632,025)  $ (28,552,599)
                                                                                 ===========   =============
Year ended October 31, 2009
   Shares sold ...................................                                    34,551   $   1,237,129
   Shares issued in reinvestment
      of distributions ...........................                                    49,511       1,598,719
   Shares redeemed ...............................                                  (581,815)    (20,242,759)
                                                                                 -----------   -------------
   Net increase (decrease) .......................                                  (497,753)  $ (17,406,911)
                                                                                 ===========   =============
CLASS C SHARES:
Six Months ended April 30, 2010
   Shares sold ...................................       53,580    $   412,161       147,664   $   6,626,821
   Shares issued in reinvestment of
      distributions ..............................          183          1,338         6,039         252,782
   Shares redeemed ...............................      (30,050)      (227,989)     (243,176)    (10,550,781)
                                                     ----------    -----------   -----------   -------------
   Net increase (decrease) .......................       23,713    $   185,510       (89,473)  $  (3,671,178)
                                                     ==========    ===========   ===========   =============
Year ended October 31, 2009
   Shares sold ...................................      162,171    $   939,173       559,994   $  18,915,511
   Shares issued in reinvestment of
      distributions ..............................          718          4,035        81,896       2,632,952
   Shares redeemed ...............................     (169,004)      (908,837)     (737,469)    (24,226,934)
                                                     ----------    -----------   -----------   -------------
   Net increase (decrease) .......................       (6,115)   $    34,371       (95,579)  $  (2,678,471)
                                                     ==========    ===========   ===========   =============


                             110 | Semiannual Report

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                          FRANKLIN ALL CAP          FRANKLIN BALANCE SHEET
                                                             VALUE FUND                INVESTMENT FUND
                                                     -------------------------   ---------------------------
                                                       SHARES        AMOUNT         SHARES         AMOUNT
                                                     ----------   ------------   -----------   -------------
CLASS R SHARES:
Six Months ended April 30, 2010
   Shares sold ...................................          350    $     2,656        81,555   $   3,629,432
   Shares issued in reinvestment of
      distributions ..............................            7             53         5,663         239,160
   Shares redeemed ...............................         (488)        (3,509)     (125,311)     (5,464,410)
                                                     ----------    -----------   -----------   -------------
   Net increase (decrease) .......................         (131)   $      (800)      (38,093)  $  (1,595,818)
                                                     ==========    ===========   ===========   =============
Year ended October 31, 2009
   Shares sold ...................................        1,680    $    10,819       176,573   $   5,930,877
   Shares issued in reinvestment of
      distributions ..............................            3             18        34,020       1,102,914
   Shares redeemed ...............................           --             --      (193,581)     (6,543,075)
                                                     ----------    -----------   -----------   -------------
   Net increase (decrease) .......................        1,683    $    10,837        17,012   $     490,716
                                                     ==========    ===========   ===========   =============
ADVISOR CLASS SHARES:
Six Months ended April 30, 2010
   Shares sold ...................................        9,038    $    73,774       553,657   $  24,442,412
   Shares issued in reinvestment of
      distributions ..............................        1,032          7,616        35,286       1,511,662
   Shares redeemed ...............................       (4,293)       (32,391)     (920,055)    (42,388,019)
                                                     ----------    -----------   -----------   -------------
   Net increase (decrease) .......................        5,777    $    48,999      (331,112)  $ (16,433,945)
                                                     ==========    ===========   ===========   =============
Year ended October 31, 2009
   Shares sold ...................................       85,275    $   532,095     1,971,257   $  68,806,496
   Shares issued in reinvestment of
      distributions ..............................        1,192          6,737        94,700       3,110,892
   Shares redeemed ...............................      (51,479)      (295,287)   (1,384,077)    (47,311,112)
                                                     ----------    -----------   -----------   -------------
   Net increase (decrease) .......................       34,988    $   243,545       681,880   $  24,606,276
                                                     ==========    ===========   ===========   =============

                                                         FRANKLIN LARGE CAP           FRANKLIN MICROCAP
                                                             VALUE FUND                   VALUE FUND
                                                     -------------------------   ---------------------------
                                                       SHARES        AMOUNT         SHARES         AMOUNT
                                                     ----------   ------------   -----------   -------------
CLASS A SHARES:
Six Months ended April 30, 2010
   Shares sold ...................................    1,028,505   $ 11,819,544       446,574   $  12,746,037
   Shares issued in reinvestment of
      distributions ..............................      126,213      1,400,961        47,203       1,245,682
   Shares redeemed ...............................   (1,474,321)   (16,777,640)     (811,433)    (22,829,157)
                                                     ----------   ------------    ----------   -------------
   Net increase (decrease) .......................     (319,603)  $ (3,557,135)     (317,656)  $  (8,837,438)
                                                     ==========    ===========    ==========   =============
Year ended October 31, 2009
   Shares sold ...................................    3,483,538   $ 32,883,115     1,028,900   $  23,167,306
   Shares issued in reinvestment of
      distributions ..............................      163,609      1,420,130       973,071      19,052,721
   Shares redeemed ...............................   (3,027,440)   (26,815,783)   (2,506,908)    (53,791,520)
                                                     ----------   ------------    ----------   -------------
   Net increase (decrease) .......................      619,707   $  7,487,462      (504,937)  $ (11,571,493)
                                                     ==========    ===========    ==========   =============


                             Semiannual Report | 111

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                         FRANKLIN LARGE CAP
                                                             VALUE FUND
                                                     -------------------------
                                                       SHARES        AMOUNT
                                                     ----------   ------------
CLASS B SHARES:
Six Months ended April 30, 2010
   Shares sold ...................................       11,963    $   138,951
   Shares issued in reinvestment
      of distributions ...........................        4,144         45,876
   Shares redeemed ...............................     (150,179)    (1,711,442)
                                                       --------    -----------
   Net increase (decrease) .......................     (134,072)   $(1,526,615)
                                                       ========    ===========
Year ended October 31, 2009
   Shares sold ...................................      113,714    $ 1,136,291
   Shares issued in reinvestment
      of distributions ...........................        7,036         60,928
   Shares redeemed ...............................     (363,661)    (3,212,323)
                                                       --------    -----------
   Net increase (decrease) .......................     (242,911)   $(2,015,104)
                                                       ========    ===========
CLASS C SHARES:
Six Months ended April 30, 2010
   Shares sold ...................................      270,154    $ 3,085,639
   Shares issued in reinvestment
      of distributions ...........................       17,181        189,678
   Shares redeemed ...............................     (330,856)    (3,743,001)
                                                       --------    -----------
   Net increase (decrease) .......................      (43,521)   $  (467,684)
                                                       ========    ===========
Year ended October 31, 2009
   Shares sold ...................................      537,781    $ 4,932,364
   Shares issued in reinvestment
      of distributions ...........................       22,455        194,235
   Shares redeemed ...............................     (848,516)    (7,522,979)
                                                       --------    -----------
   Net increase (decrease) .......................     (288,280)   $(2,396,380)
                                                       ========    ===========
CLASS R SHARES:
Six Months ended April 30, 2010
   Shares sold ...................................       47,641    $   543,617
   Shares issued in reinvestment
      of distributions ...........................        4,620         50,964
   Shares redeemed ...............................      (74,833)      (869,084)
                                                       --------    -----------
   Net increase (decrease) .......................      (22,572)   $  (274,503)
                                                       ========    ===========
Year ended October 31, 2009
   Shares sold ...................................      170,363    $ 1,455,853
   Shares issued in reinvestment
      of distributions ...........................        5,489         47,368
   Shares redeemed ...............................     (188,818)    (1,710,860)
                                                       --------    -----------
   Net increase (decrease) .......................      (12,966)   $  (207,639)
                                                       ========    ===========


                             112 | Semiannual Report

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                             FRANKLIN LARGE CAP        FRANKLIN MICROCAP
                                                 VALUE FUND               VALUE FUND
                                           ----------------------   ----------------------
                                            SHARES       AMOUNT      SHARES       AMOUNT
                                           --------   -----------   --------   -----------
ADVISOR CLASS SHARES:
Six Months ended April 30, 2010
   Shares sold .........................    143,484   $ 1,693,184    432,368   $12,080,074
   Shares issued in reinvestment of
      distributions ....................      5,933        65,502     26,020       685,889
   Shares redeemed .....................    (30,994)     (350,697)   (37,497)   (1,072,631)
                                           --------   -----------   --------   -----------
   Net increase (decrease) .............    118,423   $ 1,407,989    420,891   $11,693,332
                                           ========   ===========   ========   ===========
Year ended October 31, 2009
   Shares sold .........................    246,851   $ 2,267,694    750,901   $16,613,245
   Shares issued in reinvestment of
      distributions ....................      7,347        63,478    308,798     6,037,007
   Shares redeemed .....................   (153,468)   (1,360,392)  (244,430)   (4,661,216)
                                           --------   -----------   --------   -----------
   Net increase (decrease) .............    100,730   $   970,780    815,269   $17,989,036
                                           ========   ===========   ========   ===========

                                                FRANKLIN MIDCAP            FRANKLIN SMALL CAP
                                                   VALUE FUND                  VALUE FUND
                                           -------------------------   --------------------------
                                             SHARES        AMOUNT        SHARES         AMOUNT
                                           ----------   ------------   ----------   -------------
CLASS A SHARES:
Six Months ended April 30, 2010
   Shares sold .........................      712,399   $  6,609,843    3,455,751   $ 127,765,739
   Shares issued in reinvestment of
      distributions ....................       22,860        202,539       76,760       2,679,748
   Shares redeemed .....................     (599,557)    (5,472,224)  (3,051,747)   (109,791,429)
                                           ----------   ------------   ----------   -------------
   Net increase (decrease) .............      135,702   $  1,340,158      480,764   $  20,654,058
                                           ==========   ============   ==========   =============
Year ended October 31, 2009
   Shares sold .........................    1,566,804   $ 11,188,915    6,829,633   $ 191,390,189
   Shares issued in reinvestment of
      distributions ....................       35,369        231,315      195,701       4,853,383
   Shares redeemed .....................   (2,036,869)   (14,220,619)  (6,524,074)   (177,248,883)
                                           ----------   ------------   ----------   -------------
   Net increase (decrease) .............     (434,696)  $ (2,800,389)     501,260   $  18,994,689
                                           ==========   ============   ==========   =============
CLASS B SHARES:
Six Months ended April 30, 2010
   Shares sold .........................                                   13,618   $     490,728
   Shares redeemed .....................                                 (179,703)     (6,382,020)
                                                                       ----------   -------------
   Net increase (decrease) .............                                 (166,085)  $  (5,891,292)
                                                                       ==========   =============
Year ended October 31, 2009
   Shares sold .........................                                   69,223   $   1,841,323
   Shares redeemed .....................                                 (439,756)    (11,480,632)
                                                                       ----------   -------------
   Net increase (decrease) .............                                 (370,533)  $  (9,639,309)
                                                                       ==========   =============
CLASS C SHARES:
Six Months ended April 30, 2010
   Shares sold .........................      116,446   $  1,077,426      790,830   $  27,523,205
   Shares issued in reinvestment of
      distributions ....................          144          1,266           --              --
   Shares redeemed .....................     (121,414)    (1,093,162)    (650,767)    (22,295,662)
                                           ----------   ------------   ----------   -------------
   Net increase (decrease) .............       (4,824)  $    (14,470)     140,063   $   5,227,543
                                           ==========   ============   ==========   =============


                            Semiannual Report | 113

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                               FRANKLIN MIDCAP          FRANKLIN SMALL CAP
                                                 VALUE FUND                 VALUE FUND
                                           ----------------------   -------------------------
                                            SHARES       AMOUNT       SHARES        AMOUNT
                                           --------   -----------   ----------   ------------
CLASS C SHARES:
Year ended October 31, 2009
   Shares sold .........................    268,927   $ 1,902,265    1,336,980   $ 35,276,437
   Shares issued in reinvestment of
      distributions ....................         --            --        6,714        158,387
   Shares redeemed .....................   (330,797)   (2,242,338)  (1,684,327)   (42,300,774)
                                           --------   -----------   ----------   ------------
   Net increase (decrease) .............    (61,870)  $  (340,073)    (340,633)  $ (6,865,950)
                                           ========   ===========   ==========   ============
CLASS R SHARES:
Six Months ended April 30, 2010
   Shares sold .........................     18,395   $   167,377    1,501,840   $ 54,824,929
   Shares issued in reinvestment of
      distributions ....................        262         2,317       14,498        502,657
   Shares redeemed .....................    (15,912)     (147,249)    (948,113)   (33,900,559)
                                           --------   -----------   ----------   ------------
   Net increase (decrease) .............      2,745   $    22,445      568,225   $ 21,427,027
                                           ========   ===========   ==========   ============
Year ended October 31, 2009
   Shares sold .........................     25,401   $   179,955    3,297,479   $ 90,901,798
   Shares issued in reinvestment of
      distributions ....................        265         1,735       34,180        842,534
   Shares redeemed .....................    (19,338)     (130,054)  (1,847,160)   (50,768,935)
                                           --------   -----------   ----------   ------------
   Net increase (decrease) .............      6,328   $    51,636    1,484,499   $ 40,975,397
                                           ========   ===========   ==========   ============
ADVISOR CLASS SHARES:
Six Months ended April 30, 2010
   Shares sold .........................      6,841   $    64,127    1,466,817   $ 54,801,711
   Shares issued in reinvestment of
      distributions ....................        894         7,936       33,808      1,212,019
   Shares redeemed .....................     (8,257)      (75,844)    (588,245)   (22,134,083)
                                           --------   -----------   ----------   ------------
   Net increase (decrease) .............       (522)  $    (3,781)     912,380   $ 33,879,647
                                           ========   ===========   ==========   ============
Year ended October 31, 2009
   Shares sold .........................     69,632   $   491,911    5,025,029   $149,659,533
   Shares issued in reinvestment of
      distributions ....................      1,240         8,121       52,744      1,342,327
   Shares redeemed .....................    (32,224)     (226,739)  (1,561,781)   (43,669,945)
                                           --------   -----------   ----------   ------------
   Net increase (decrease) .............     38,648   $   273,293    3,515,992   $107,331,915
                                           ========   ===========   ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Franklin Advisory Services, LLC (Advisory Services)             Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                            114 | Semiannual Report

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Franklin All Cap Value Fund and the Franklin Large Cap Value Fund each pay an investment management fee to Advisory Services based on their respective average daily net assets as follows:

ANNUALIZED FEE RATE                NET ASSETS
-------------------   -----------------------------------------------------
       0.550%         Up to and including $500 million
       0.450%         Over $500 million, up to and including $1 billion
       0.400%         Over $1 billion, up to and including $1.5 billion
       0.350%         Over $1.5 billion, up to and including $6.5 billion
       0.325%         Over $6.5 billion, up to and including $11.5 billion
       0.300%         Over $11.5 billion, up to and including $16.5 billion
       0.290%         Over $16.5 billion, up to and includin g$19 billion
       0.280%         Over $19 billion, up to and including $21.5 billion
       0.270%         In excess of $21.5 billion

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE                NET ASSETS
-------------------   -----------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         In excess of $15 billion

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of 0.75% per year of the average daily net assets of the fund.

The Franklin MidCap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE                NET ASSETS
-------------------   -----------------------------------------------------
       0.750%         Up to a   nd including $500 million
       0.650%         Over $500 million, up to and including$1 billion
       0.600%         Over $1 billion, up to and including $1.5 billion
       0.550%         Over $1.5 billion, up to and including $6.5 billion
       0.525%         Over $6.5 billion, up to and including $11.5 billion
       0.500%         Over $11.5 billion, up to and including $16.5 billion
       0.490%         Over $16.5 billion, up to and including $19 billion
       0.480%         Over $19 billion, up to and including $21.5 billion
       0.470%         In excess of $21.5 billion


                            Semiannual Report | 115

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE                      NET ASSETS
-------------------   ------------------------------------------------
       0.750%         Up to and including $500 million
       0.625%         Over $500 million, up to and including $1billion
       0.500%         In excess of $1 billion

B. ADMINISTRATIVE FEES

FT Services provides administrative services to the Funds. The Franklin All Cap Value Fund, the Franklin Large Cap Value Fund and the Franklin MidCap Value Fund each pay an administrative fee to FT Services of 0.20% per year of their respective average daily net assets. Under an agreement with Advisory Services, the administrative fee for the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund and the Franklin Small Cap Value Fund is paid by Advisory Services based on each fund's average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' Class B, C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                             FRANKLIN        FRANKLIN       FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN
                             ALL CAP      BALANCE SHEET     LARGE CAP    MICROCAP     MIDCAP       SMALL CAP
                            VALUE FUND   INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND   VALUE FUND
                            ----------   ---------------   ----------   ----------   ----------   ----------
Reimbursement Plans:
   Class A ..............      0.35%          0.25%           0.35%        0.25%        0.35%        0.35%
Compensation Plans:
   Class B ..............        --           1.00%           1.00%          --           --         1.00%
   Class C ..............      1.00%          1.00%           1.00%          --         1.00%        1.00%
   Class R ..............      0.50%          0.50%           0.50%          --         0.50%        0.50%


                            116 | Semiannual Report

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

The Board of Trustees has set the current rate at 0.30% per year for Class A shares for the Franklin All Cap Value Fund, the Franklin Large Cap Value Fund, the Franklin MidCap Value Fund, and the Franklin Small Cap Value Fund until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                     FRANKLIN        FRANKLIN       FRANKLIN
                                                      ALL CAP     BALANCE SHEET     LARGE CAP
                                                    VALUE FUND   INVESTMENT FUND   VALUE FUND
                                                    ----------   ---------------   ----------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................     $7,818         $175,647        $29,948
Contingent deferred sales charges retained ......     $   45         $  6,590        $ 2,010

                                                     FRANKLIN     FRANKLIN     FRANKLIN
                                                     MICROCAP      MIDCAP      SMALL CAP
                                                    VALUE FUND   VALUE FUND   VALUE FUND
                                                    ----------   ----------   ----------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................     $5,022       $22,457     $197,761
Contingent deferred sales charges retained ......     $   --       $   250     $ 10,302

E. TRANSFER AGENT FEES

For the period ended April 30, 2010, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                           FRANKLIN        FRANKLIN       FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN
                            ALL CAP     BALANCE SHEET     LARGE CAP    MICROCAP      MIDCAP      SMALL CAP
                          VALUE FUND   INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND   VALUE FUND
                          ----------   ---------------   ----------   ----------   ----------   ----------
Transfer agent fees ...     $12,248       $1,348,711      $121,597     $114,964      $51,811    $1,107,257

F. WAIVER AND EXPENSE REIMBURSEMENTS

Advisory Services and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Franklin All Cap Value Fund and the Franklin MidCap Value Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees and acquired fund fees and expenses ) for each class of the funds do not exceed 0.90% and 1.05%, respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2011.


                             Semiannual Report | 117

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

F. WAIVER AND EXPENSE REIMBURSEMENTS (CONTINUED)

For the Franklin MicroCap Value Fund, Advisory Services has voluntarily agreed to limit the increase in the Fund's net annual operating expense ratio that results from the implementation of the Special Servicing Agreement (SSA) to 0.02% through April 30, 2010. See Note 10 regarding the SSA.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended April 30, 2010, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2009, the capital loss carryforwards were as follows:

           FRANKLIN       FRANKLIN        FRANKLIN     FRANKLIN      FRANKLIN      FRANKLIN
            ALL CAP     BALANCE SHEET     LARGE CAP    MICROCAP       MIDCAP      SMALL CAP
          VALUE FUND   INVESTMENT FUND   VALUE FUND   VALUE FUND    VALUE FUND    VALUE FUND
          ----------   ---------------   ----------   ----------   -----------   -----------
Capital loss carryforwards expiring in:
2015 ..   $   71,121     $        --     $       --    $     --    $        --   $        --
2016 ..    1,060,297              --      6,749,100          --      2,576,725       162,591
2017 ..    3,435,814      17,183,415             --     365,084     12,336,057    33,330,274
          ----------     -----------     ----------    --------    -----------   -----------
          $4,567,232     $17,183,415     $6,749,100    $365,084    $14,912,782   $33,492,865
          ==========     ===========     ==========    ========    ===========   ===========

At April 30, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                 FRANKLIN        FRANKLIN        FRANKLIN
                                 ALL CAP      BALANCE SHEET      LARGE CAP
                                VALUE FUND   INVESTMENT FUND    VALUE FUND
                               -----------   ---------------   ------------
Cost of investments ........   $14,990,074    $1,801,495,677   $133,370,741
                               ===========    ==============   ============
Unrealized appreciation ....   $ 2,751,804    $  880,983,524   $ 32,620,388
Unrealized depreciation ....      (226,493)     (132,012,097)   (16,378,047)
                               -----------    --------------   ------------
Net unrealized appreciation
   (depreciation) ..........   $ 2,525,311    $  748,971,427   $ 16,242,341
                               ===========    ==============   ============


                             118 | Semiannual Report

Franklin Value Investors Trust

5. INCOME TAXES (CONTINUED)

                                 FRANKLIN       FRANKLIN       FRANKLIN
                                 MICROCAP        MIDCAP        SMALL CAP
                                VALUE FUND     VALUE FUND     VALUE FUND
                               ------------   -----------   --------------
Cost of investments ........   $298,151,117   $59,642,191   $1,297,198,035
                               ============   ===========   ==============
Unrealized appreciation ....   $129,452,423   $ 9,089,838   $  368,871,162
Unrealized depreciation ....    (29,861,974)   (5,329,157)     (85,124,351)
                               ------------   -----------   --------------
Net unrealized appreciation
   (depreciation) ..........   $ 99,590,449   $ 3,760,681   $  283,746,811
                               ============   ===========   ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, pass-through entity income and certain corporate action adjustments.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and certain corporate action adjustments.

6. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the period ended April 30, 2010, were as follows:

                FRANKLIN        FRANKLIN       FRANKLIN      FRANKLIN     FRANKLIN      FRANKLIN
                 ALL CAP     BALANCE SHEET     LARGE CAP     MICROCAP      MIDCAP      SMALL CAP
               VALUE FUND   INVESTMENT FUND   VALUE FUND    VALUE FUND   VALUE FUND    VALUE FUND
               ----------   ---------------   ----------   -----------   ----------   -----------
Purchases ..   $3,235,340     $ 60,319,955    $5,432,462   $14,143,200   $5,629,264   $69,407,773
Sales ......   $2,690,059     $403,344,428    $3,862,162   $18,884,637   $5,493,107   $54,330,429

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Pursuant to a SEC exemptive order specific to the Funds' investment in the Sweep Money Fund, management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                             Semiannual Report | 119

Franklin Value Investors Trust

8. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2010, the Franklin MicroCap Value Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, as follows:

                                                              ACQUISITION
SHARES                            ISSUER                         DATES         COST         VALUE
-------   -------------------------------------------------   -----------   ----------   ----------
 94,800       Allen Organ Co., Contigent Distribution .....     9/07/06     $  283,195   $  325,164
495,000       Black River BancVenture Inc .................     8/13/07      4,950,000    2,942,874
 94,800       LandCo Real Estate LLC, Liquidating Trust ...     9/07/06        240,792      259,667
 44,600   (a) Smith Investment Co. LLC ....................     1/20/09        121,987      272,952
                                                                                         ----------
                 TOTAL RESTRICTED SECURITIES (0.97% of
                    Net Assets) ...........................                              $3,800,657
                                                                                         ==========

(a) The Fund also invests in unrestricted securities or other investments in the issuer, valued at $343,447 as of April 30, 2010.

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund and the Franklin Small Cap Value Fund for the period ended April 30, 2010, were as shown below.

                                         NUMBER OF                            NUMBER OF
                                           SHARES                               SHARES
                                          HELD AT                                HELD        VALUE                     REALIZED
                                         BEGINNING     GROSS       GROSS        AT END       AT END     INVESTMENT      CAPITAL
NAME OF ISSUER                           OF PERIOD   ADDITIONS   REDUCTIONS   OF PERIOD    OF PERIOD      INCOME      GAIN (LOSS)
--------------                           ---------   ---------   ----------   ---------   -----------   ----------   ------------
FRANKLIN BALANCE SHEET INVESTMENT FUND
NON-CONTROLLED AFFILIATES
Furmanite Corp. ......................   2,384,200       --         296,900   2,087,300   $10,645,230      $ --      $    (87,484)
KGen Power Corp., 144A ...............   4,400,000       --              --   4,400,000    33,000,000        --                --
Syms Corp ............................   1,430,000       --              --   1,430,000    13,027,300        --                --
Tecumseh Products Co., A .............   1,000,000       --              --   1,000,000    12,780,000        --                --
Tecumseh Products Co., B .............     310,000       --              --     310,000     4,067,200        --                --
Zale Corp ............................   2,468,000       --       2,468,000          --            --        --       (31,094,884)
                                                                                          -----------      ----      ------------
   TOTAL AFFILIATED SECURITIES (2.90%
      of Net Assets) .................                                                    $73,519,730      $ --      $(31,182,368)
                                                                                          ===========      ====      ============


                             120 | Semiannual Report

Franklin Value Investors Trust

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

                                               NUMBER OF
                                              SHARES HELD                          NUMBER OF                               REALIZED
                                                  AT                              SHARES HELD     VALUE                    CAPITAL
                                               BEGINNING     GROSS       GROSS       AT END       AT END      INVESTMENT     GAIN
NAME OF ISSUER                                 OF PERIOD   ADDITIONS  REDUCTIONS   OF PERIOD    OF PERIOD       INCOME      (LOSS)
--------------                                -----------  ---------  ----------  -----------  -----------    ---------   ---------
FRANKLIN MICROCAP VALUE FUND
NON-CONTROLLED AFFILIATES
ACMAT Corp., A .............................      392,800         --          --      392,800  $ 8,936,200     $     --   $      --
American Pacific Corp. .....................      750,000         --          --      750,000    4,575,000           --          --
Black River BancVenture Inc. ...............      495,000         --          --      495,000    2,942,874           --          --
Cobra Electronics Corp. ....................      540,000         --          --      540,000    1,517,400           --          --
Continental Materials Corp. ................      120,600      9,400          --      130,000    2,099,500           --          --
Delta Apparel Inc. .........................      800,000         --      21,015      778,985   13,079,158           --     205,903
Duckwall-ALCO Stores Inc. ..................      238,000         --          --      238,000    3,998,400           --          --
Espey Manufacturing and Electronics Corp. ..      153,299         --          --      153,299    2,958,671      222,283          --
GTSI Corp. .................................      600,000     25,000          --      625,000    4,000,000           --          --
Hardinge Inc. ..............................    1,200,000         --     107,560    1,092,440   10,924,400       11,500    (541,861)
Hurco Cos. Inc. ............................       88,000    258,071          --      346,071    6,734,542           --          --
International Shipholding Corp. ............      370,800         --      11,800      359,000           --(a)   359,000     331,641
Omega Protein Corp. ........................    1,325,000         --       2,600    1,322,400    7,074,840           --       3,779
Origen Financial Inc. ......................    2,540,000         --      40,000    2,500,000    4,300,000           --      (3,187)
Tandy Brands Accessories Inc. ..............      540,000         --          --      540,000    2,181,600           --          --
                                                                                               -----------     --------   ---------
   TOTAL AFFILIATED SECURITIES (19.16% of Net Assets) .......................................  $75,322,585     $592,783   $  (3,725)
                                                                                               ===========     ========   =========
FRANKLIN SMALL CAP VALUE FUND
NON-CONTROLLED AFFILIATES
Hooker Furniture Corp. .....................      582,900         --          --      582,900  $ 9,186,504     $116,580   $      --
                                                                                               -----------     --------   ---------
   TOTAL AFFILIATED SECURITIES (0.58% of Net Assets) ........................................  $ 9,186,504     $116,580   $      --
                                                                                               ===========     ========   =========

(a)  As of April 30, 2010, no longer an affiliate.

10. SPECIAL SERVICING AGREEMENT

The Franklin MicroCap Value Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a SSA with the Allocator Funds and certain service providers of the fund and the Allocator Funds. Under the SSA, the fund may pay a portion of the Allocator Funds' expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of Advisory Services. For the period ended April 30, 2010, the fund was held by one or more of the Allocator Funds and was allocated expenses as noted in the Statements of Operations. At April 30, 2010, 24.14% of the fund's outstanding shares was held by one or more of the Allocator Funds.


                             Semiannual Report | 121

Franklin Value Investors Trust

11. OTHER CONSIDERATIONS

From time to time, officers, directors or employees of the Franklin MicroCap Value Fund's Investment Manager may have discussions or enter into agreements with issuers, underwriters or creditors' committees which, pursuant to the fund's policies and requirements of applicable securities laws, could prevent the fund from trading in the securities of such company for limited or extended periods of time.

12. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended April 30, 2010, the Funds did not utilize the Global Credit Facility.

13. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                             122 | Semiannual Report

Franklin Value Investors Trust

13. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of April 30, 2010, in valuing the Funds' assets carried at fair value:

                                                         LEVEL 1        LEVEL 2       LEVEL 3         TOTAL
                                                     --------------   -----------   ----------   --------------
FRANKLIN ALL CAP VALUE FUND
   ASSETS:
      Investments in Securities:
         Equity Investments(a) ...................   $   15,723,725   $        --   $       --   $   15,723,725
         Short Term Investments ..................        1,791,660            --           --        1,791,660
                                                     --------------   -----------   ----------   --------------
            Total Investments in Securities ......   $   17,515,385   $        --   $       --   $   17,515,385
                                                     ==============   ===========   ==========   ==============
FRANKLIN BALANCE SHEET INVESTMENT FUND
   ASSETS:
      Investments in Securities:
         Equity Investments:
            Utilities ............................   $  256,537,472   $33,000,000   $       --   $  289,537,472
            All Other Equity Investments(a) ......    2,135,413,123            --           --    2,135,413,123
         Corporate Bonds .........................               --     5,604,000           --        5,604,000
         Short Term Investments ..................      117,483,987     2,428,522           --      119,912,509
                                                     --------------   -----------   ----------   --------------
            Total Investments in Securities ......   $2,509,434,582   $41,032,522   $       --   $2,550,467,104
                                                     ==============   ===========   ==========   ==============
FRANKLIN LARGE CAP VALUE FUND
   ASSETS:
      Investments in Securities:
         Equity Investments(a) ...................   $  143,189,628   $        --   $       --   $  143,189,628
         Short Term Investments ..................        6,423,454            --           --        6,423,454
                                                     --------------   -----------   ----------   --------------
            Total Investments in Securities ......   $  149,613,082   $        --   $       --   $  149,613,082
                                                     ==============   ===========   ==========   ==============
FRANKLIN MICROCAP VALUE FUND
   ASSETS:
      Investments in Securities:
         Equity Investments:
            Banks ................................   $    7,697,661   $        --   $2,942,874   $   10,640,535
            Capital Goods ........................       64,264,430            --      616,399       64,880,829
            Real Estate ..........................        6,148,450            --      259,667        6,408,117
            Technology Hardware & Equipment ......        4,000,000            --      325,164        4,325,164
            All Other Equity Investments(a) ......      246,924,064            --           --      246,924,064
         Convertible Bonds .......................               --    12,373,795           --       12,373,795
         Short Term Investments ..................       50,792,686     1,396,376           --       52,189,062
                                                     --------------   -----------   ----------   --------------
            Total Investments in Securities ......   $  379,827,291   $13,770,171   $4,144,104   $  397,741,566
                                                     ==============   ===========   ==========   ==============


                             Semiannual Report | 123

Franklin Value Investors Trust

13. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                         LEVEL 1        LEVEL 2       LEVEL 3         TOTAL
                                                     --------------   -----------   ----------   --------------
FRANKLIN MIDCAP VALUE FUND
   ASSETS:
      Investments in Securities:
         Equity Investments(a) ...................   $   60,041,701   $        --       $--      $   60,041,701
         Short Term Investments ..................        3,361,171            --        --           3,361,171
                                                     --------------   -----------       ---      --------------
            Total Investments in Securities ......   $   63,402,872   $        --       $--      $   63,402,872
                                                     ==============   ===========       ===      ==============
FRANKLIN SMALL CAP VALUE FUND
   ASSETS:
      Investments in Securities:
         Equity Investments(a) ...................   $1,387,439,538   $        --       $--      $1,387,439,538
         Corporate Bonds .........................               --     1,319,000        --           1,319,000
         Short Term Investments ..................      191,214,838       971,470        --         192,186,308
                                                     --------------   -----------       ---      --------------
            Total Investments in Securities ......   $1,578,654,376   $ 2,290,470       $--      $1,580,944,846
                                                     ==============   ===========       ===      ==============

(a) For detailed industry descriptions, see the accompanying Statement of Investments.

At April 30, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Franklin MicroCap Value Fund's fair value, is as follows:

                                                                                                                      NET CHANGE
                                                                                                                     IN UNREALIZED
                                                                     NET CHANGE IN                                   APPRECIATION
                                             BALANCE AT     NET       UNREALIZED      NET      TRANSFER  BALANCE AT (DEPRECIATION)
                                              BEGINNING   REALIZED   APPRECIATION  PURCHASES IN (OUT OF)   END OF   ON ASSETS HELD
                                              OF PERIOD GAIN (LOSS) (DEPRECIATION)  (SALES)    LEVEL 3     PERIOD    AT PERIOD END
                                             ---------- ----------- -------------- --------- ----------- ---------- --------------
ASSETS:
   Investments in Securities:
      Equity Investments:
         Banks ............................. $3,259,575     $--       $(316,701)      $--        $--     $2,942,874   $(316,701)
         Capital Goods .....................    549,708      --          66,691        --         --        616,399      66,691
         Real Estate .......................    259,667      --            --          --         --        259,667          --
         Technology Hardware & Equipment ...    325,164      --            --          --         --        325,164          --
                                             ----------     ---       ---------       ---        ---     ----------   ---------
            Total .......................... $4,394,114     $--       $(250,010)      $--        $--     $4,144,104   $(250,010)
                                             ==========     ===       =========       ===        ===     ==========   =========

14. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Funds believe the adoption of this Accounting Standards Update will not have a material impact on their financial statements.


                             124 | Semiannual Report

Franklin Value Investors Trust

15. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
SELECTED PORTFOLIO

ADR - American Depository Receipt


                             Semiannual Report | 125

Franklin Value Investors Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the Funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund as shown in such Lipper report.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy


                             126 | Semiannual Report

Franklin Value Investors Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report on the efficiency of its trading operations by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. In this respect, the Board after making inquiries of management, received assurances that bonus composition was not unduly influenced by one-year or short-term performance but was based primarily on longer periods consistent with the interests of long-term shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the continuous enhancements to and high industry ranking given the Franklin Templeton website by independent sources. Particular attention was given to management's conservative approach and diligent risk management procedures, it being noted that the Funds did not currently invest in derivatives or other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to ensure that there would be no meaningful negative impact on the nature and quality of services provided the Funds arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment


                             Semiannual Report | 127

Franklin Value Investors Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for 2009 and for the previous 10 years ended December 31, 2009, for those Funds in existence for such length of time and for lesser periods for other Funds depending on when their operations commenced. The following summarizes the performance results for each of the Funds.

Franklin All Cap Value Fund - The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap value funds. The Lipper report showed the Fund, which has only two full years of operation, to be in the highest quintile of such performance universe during 2008, and the second-lowest quintile of such universe in 2009. The Board did not find such performance to be particularly meaningful in view of the Fund's short period of operation, while noting the Fund's 2009 total return was 24.94%.

Franklin Balance Sheet Investment Fund - The performance universe for this Fund consisted of the Fund and all retail and institutional mid-cap value funds as selected by Lipper. The Lipper report showed the Fund's total return during 2009 to be in the lowest quintile of such performance universe, and on an annualized basis to also be in the lowest quintile of such universe for the previous three- and five-year periods, but in the second-highest quintile of such universe for the previous 10-year period. In discussing such performance, management pointed out the Fund's strategy of seeking gains through investing in stocks of companies having low price-to-book ratios and whose value will grow over the long term as evidenced by the Fund's 10-year annualized return of 7.79% as shown in the Lipper report. Management also pointed out that the Fund's total return in 2009 reflected, in part, overweight holdings in non-bank financials, including life and health insurance, as well as exposure to residential real estate where values were under great pressure during the year, but were expected to benefit the Fund over longer measurement periods. While intending to continuously monitor future performance, the Board believed the Fund's performance did not warrant any change in portfolio management or investment strategy. The Board also noted that the Fund's return during 2009 was 22.9%.

Franklin Large Cap Value Fund - The performance universe for this Fund consisted of the Fund and all retail and institutional large-cap value funds as selected by Lipper. The Lipper report comparison showed the Fund's total return during 2009 was in the second-highest quintile of such performance universe. The Fund's operations encompass less than 10 full years and such report showed the Fund's annualized total return during the previous three- and five-year periods to be in the middle and second-lowest quintiles of its performance universe, respectively. The Board noted that a change had been made in the lead portfolio manager during 2008 and expressed satisfaction with the Fund's recent comparative performance as shown in the Lipper report.

Franklin MicroCap Value Fund - The performance universe for this Fund consisted of the Fund and all retail and institutional small-cap value funds as selected by Lipper. The Lipper report comparison showed the Fund's total return during 2009 to be in the second-lowest quintile of such performance universe, but on an annualized basis to be in the upper half of such universe for


                             128 | Semiannual Report

Franklin Value Investors Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the previous three-year period and to be in the second-highest and highest quintiles of such performance universe during the previous five- and 10-year periods, respectively. The Board was satisfied with such comparative performance, noting the Fund's emphasis on long-term performance and the fact that its return in 2009 exceeded 27% as shown in the Lipper report.

Franklin MidCap Value Fund - The performance universe for this Fund consisted of the Fund and all retail and institutional mid-cap value funds as selected by Lipper. The Fund has only been in existence for four full years, and the Lipper report showed its total return for 2009 to be in the lowest quintile of such universe, for 2008 to be in the upper half of such universe, and for each of 2007 and 2006 to be in the second-lowest quintile of such universe. While intending to monitor future performance, the Board did not believe such comparative performance presently warranted any change in portfolio management in view of the Fund's investment strategy of seeking long-term total return by investing in mid-cap companies believed to be undervalued and the Fund's limited period of operation. The Board also noted that the Fund's return during 2009 exceeded 28% as shown in the Lipper report.

Franklin Small Cap Value Fund - The performance universe for this Fund consisted of the Fund and all retail and institutional small-cap value funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for 2009 placed it in the upper half of such performance universe and that its total return on an annualized basis was in the second-highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund's comparative performance as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its expense group. The Lipper contractual investment management fee comparison includes within such fee any separate administrative fees, and the Lipper actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. Such expense comparisons in the case of each of Franklin Balance Sheet Investment Fund, Franklin MicroCap Value Fund, Franklin Small Cap Value Fund and Franklin All Cap Value Fund showed their contractual investment management fee rates in each case to be in the lowest or least expensive quintile of their respective Lipper expense groups, and their actual total expense ratios in each case to be in either the lowest or second-lowest quintile of their


                             Semiannual Report | 129

Franklin Value Investors Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

respective Lipper expense groups. The Board was satisfied with the expenses of these Funds. The Lipper report for Franklin Large Cap Value Fund showed its contractual investment management fee rate to be at the median of its expense group, and its actual total expense ratio to be 20 basis points above the median of such expense group. The Board found the expenses of this Fund to be acceptable. The Lipper report for Franklin MidCap Value Fund showed its contractual fee rate to be 14.5 basis points above the median of its Lipper expense group, but its actual total expense ratio to be below the median of such expense group. The Board found the expenses of this Fund to be acceptable, noting that such expenses were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds' Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.


                             130 | Semiannual Report

Franklin Value Investors Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreements for each of Franklin Balance Sheet Investment Fund and Franklin Large Cap Value Fund contains breakpoints that continued to asset levels that exceed the present size of these Funds, and the Board believed that to the extent economies of scale may be realized by the Manager of these Funds and their affiliates, there was a sharing of benefits with each of these Funds and their shareholders. The fee structure of Franklin Small Cap Value Fund provides an initial fee of 0.75% on the first $500 million of Fund net assets; 0.625% on the next $500 million of Fund net assets, and 0.50% on Fund net assets in excess of $1 billion. At December 31, 2009, the Fund's net assets were approximately $1.29 billion. In discussing such fees, management expressed its view that the existing fee schedule reflected anticipated economies of scale and pointed out the Fund's favorable effective management fee and total expense comparisons within its Lipper expense group. Management also observed and the Board acknowledged the fact that the Fund had assets beyond the last breakpoint level and did not mean that it no longer benefited from economies of scale since the growth of assets being charged at the lowest 0.50% fee level resulted in a lower overall management fee rate. While intending to monitor future growth, the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the current schedule of fees under the investment management agreement provides a reasonable sharing of benefits with the Fund and its shareholders. The fee structure of both Franklin MidCap Value Fund and Franklin All Cap Value Fund contains breakpoints and the Board felt that in view of their small size no economies of scale were realized in their operations, noting that the expenses of both Funds were subsidized by management. The fee structure under the investment management agreement for Franklin MicroCap Value Fund provides a flat fee of 0.75% at all asset levels. In discussing the absence of breakpoints with the independent Trustees, management pointed out that this Fund invests only in domestic and foreign securities with a market capitalization of less than $400 million that are believed to be undervalued. Management stated its belief that such limited investment options curtail the potential size of the Fund, thus preventing the type of economies of scale that might benefit other funds from increases in size and also pointed out that the Fund whose asset size was approximately $333 million at year-end has been closed to new investors, with limited exceptions, since January 14, 2004. Management also expressed its view that this fee was low for this type of a fund and pointed out the favorable comparison of fees and expenses within its Lipper expense group. The independent Trustees acknowledged that management's explanation provided a reasonable basis for believing the existing fee rate under the investment management agreement was fair and that in the current circumstances, management was not benefiting from any meaningful economies of scale in its management of this Fund.


                             Semiannual Report | 131

Franklin Value Investors Trust

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling
(800) SEC-0330.


                             132 | Semiannual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A SUMMARY PROSPECTUS AND/OR PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ A PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds
Allocation Fund
Franklin Templeton Conservative Allocation Fund(3)
Franklin Templeton Growth Allocation Fund(3)
Franklin Templeton Moderate Allocation Fund(3)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(4)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(5)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(7)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(8)
Michigan(8)
Minnesota(8)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(8)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and principal investment strategies remained unchanged.

(4.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(5.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6.) The fund invests primarily in insured municipal securities.

(7.) These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

(8.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/10                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS (R) LOGO)  One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on franklintempleton.com

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN VALUE INVESTORS TRUST

INVESTMENT MANAGER
Franklin Advisory Services, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

(C) 2010 Franklin Templeton Investments. All rights reserved.

FVIT S 06/10




      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank T. Crohn and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST

By /s/LAURA F. FERGERSON
   ------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
   ------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2010


By /s/MATTHEW T. HINKLE
   ----------------------
      Matthew T. Hinkle
      Chief Financial Officer and Chief Accounting Officer
Date  June 25, 2010